EXHIBIT 10.1

                      AGREEMENT AND PLAN OF REORGANIZATION











                      AGREEMENT AND PLAN OF REORGANIZATION
                                  BY AND AMONG
                           MERILUS TECHNOLOGIES INC.,
                          613636 BRITISH COLUMBIA, INC.
                                GOLDEN SOIL, INC.
                                       AND
                               THE STOCKHOLDERS OF
        MERILUS TECHNOLOGIES INC. NAMED IN SCHEDULE "A" OF THIS AGREEMENT
                          DATED AS OF OCTOBER 19, 2000



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                                TABLE OF CONTENTS

TABLE OF CONTENTS


1.       THE REORGANIZATION...................................................................................... 1
         1.1      The Reorganization............................................................................. 1
         1.2      Effective Time................................................................................. 2
         1.4      Memorandum or Articles of Incorporation, and Bylaws............................................ 2
         1.5      Directors and Officers......................................................................... 2
         1.6      Conversion of Merilus Common Stock............................................................. 2
         1.7      Surrender of Certificates...................................................................... 3
                  (a)      Exchange Agent........................................................................ 3
                  (b)      Merilus to Provide Common Stock....................................................... 3
                  (c)      Exchange Procedures................................................................... 3
                  (d)      Transfers of Ownership................................................................ 3
                  (e)      No Liability.......................................................................... 3
         1.8      No Further Ownership Rights in Merilus Common Stock............................................ 3
         1.9      Lost, Stolen or Destroyed Certificates......................................................... 3
         1.10     Tax Consequences............................................................................... 3
                  (a)      Golden Soil........................................................................... 3
                  (b)      Shareholders of Merilus............................................................... 3
                  (c)      General............................................................................... 4
         1.11     Taking of Necessary Action; Further Action..................................................... 4

2.0      REPRESENTATIONS AND WARRANTIES OF GOLDEN SOIL AND GS SUB................................................ 4
         2.1      Organization of Golden Soil and GS Sub......................................................... 4
         2.2      Authority...................................................................................... 4
         2.3      Capital Structure of Golden Soil............................................................... 4
         2.4      Subsidiaries................................................................................... 5
         2.5      Conflict....................................................................................... 5
         2.6      Consents....................................................................................... 5
         2.7      Golden Soil Financial Statements............................................................... 6
         2.8      Securities and Exchange Filings................................................................ 6
         2.9      Not a Reporting Issuer in British Columbia..................................................... 6
         2.10     No Undisclosed Liabilities..................................................................... 6
         2.11     No Changes..................................................................................... 6
         2.12     Restrictions on Business Activities............................................................ 6
         2.13     Agreements, Contracts and Commitments.......................................................... 6
         2.14     Litigation..................................................................................... 6
         2.15     Minute Books................................................................................... 7
         2.16     Broker's and Finder's Fees: Third Party Expenses............................................... 7
         2.17     Compliance with Laws........................................................................... 7
         2.18     Complete Copies of Materials................................................................... 7
         2.19     Exchangeable Shares and Golden Soil Common Stock............................................... 7
         2.20     Taxes.......................................................................................... 7
         2.21     Representations Complete....................................................................... 7

3.0      REPRESENTATIONS AND WARRANTIES OF MERILUS............................................................... 7
         3.1      Organization of Merilus........................................................................ 7
         3.2      Authority...................................................................................... 8
         3.3      Capital Structure of Merilus................................................................... 8
         3.4      Subsidiaries................................................................................... 8
         3.5      Conflict....................................................................................... 8
         3.6      Consents....................................................................................... 8

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         3.7      Merilus Financial Statements................................................................... 9
         3.8      No Undisclosed Liabilities..................................................................... 9
         3.9      Restrictions on Business Activities............................................................ 9
         3.10     Agreements, Contracts and Commitments.......................................................... 9
         3.11     Litigation..................................................................................... 9
         3.12     Minute Books................................................................................... 9
         3.13     Broker's and Finder's Fees: Third Party Expenses............................................... 9
         3.14     Compliance with Laws........................................................................... 9
         3.15     Complete Copies of Materials................................................................... 9
         3.16     Taxes.......................................................................................... 9
         3.17     Representations Complete...................................................................... 10

4.0      REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS AS TO THEMSELVES.................................... 10
         4.1      Capacity...................................................................................... 10
         4.2      Title......................................................................................... 10
         4.3      Valid Agreement............................................................................... 10
         4.4      Litigation.................................................................................... 10
         4.5      Trust Constitution and Power.................................................................. 10
         4.6      Governmental Authorization; Consents.......................................................... 10
         4.7      Non-Contravention............................................................................. 10
         4.8      Acquisition for Investment; Informed Decision................................................. 11

5.0      CONDUCT PRIOR TO THE EFFECTIVE TIME.................................................................... 11
         5.1      Conduct of Business of Merilus................................................................ 11
         5.2      Conduct of Business of Golden Soil and GS Sub................................................. 11

6.0      ADDITIONAL AGREEMENTS.................................................................................. 11
         6.1      Sale of Shares and Registration Right......................................................... 12
         6.2      Stockholder Approval.......................................................................... 12
         6.3      Access to Information......................................................................... 12
         6.4      Confidentiality............................................................................... 12
         6.5      Expenses...................................................................................... 13
         6.6      Public Disclosure............................................................................. 13
         6.7      Consents...................................................................................... 13
         6.8      Reasonable Effort............................................................................. 13
         6.9      Notification of Certain Matters............................................................... 13
         6.10     Private Placement............................................................................. 13
                  (a)      Warrant Offering..................................................................... 13
                  (b)      Share Offering....................................................................... 13
         6.11     Bridge Loans.................................................................................. 14
         6.12     Support Agreement............................................................................. 14
         6.13     Voting and Exchange Trust Agreement........................................................... 14
         6.14     Escrow Agreement.............................................................................. 14
         6.16     Officers and Directors........................................................................ 14
         6.17     Additional Documents and Further Assurances................................................... 14

7.0      CONDITIONS TO THE REORGANIZATION....................................................................... 15
         7.1      Conditions to Obligations of Each Party to Effect the Reorganization.......................... 15
                  (a)      No Injunctions or Restraints; Illegality............................................. 15
                  (b)      Consents, Permits, Waivers and Approval.............................................. 15
                  (c)      Litigation........................................................................... 15
                  (d)      Private Placement and Bridge Loans................................................... 15
         7.2      Additional Conditions to Obligations of Merilus............................................... 15
                  (a)      Representations, Warranties and Covenants............................................ 15
                  (b)      Claims............................................................................... 15


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                  (c)      Certificate of President............................................................. 15
         7.3      Additional Conditions to the Obligations of Golden Soil....................................... 15
                  (a)      Representations, Warranties and Covenants............................................ 15
                  (b)      Claims............................................................................... 16
                  (c)      Third Party Consents................................................................. 16
                  (d)      Certificate of Merilus............................................................... 16

8.0      SURVIVAL OF REPRESENTATIONS AND WARRANTIES............................................................. 16
         8.1      Survival of Representations and Warranties.................................................... 16

9.0      TERMINATION, AMENDMENT AND WAIVER...................................................................... 16
         9.1      Termination................................................................................... 16
         9.2      Effect of Termination......................................................................... 16
                  (a)      General.............................................................................. 16
                  (b)      Loans Advanced....................................................................... 16
                  (c)      Debt Assumption...................................................................... 17
         9.3      Amendment..................................................................................... 17
         9.4      Extension; Waiver............................................................................. 17

10.0     GENERAL PROVISIONS..................................................................................... 17
         10.1     Notices....................................................................................... 17
         10.2     Interpretation................................................................................ 18
         10.3     Counterparts.................................................................................. 18
         10.4     Entire Agreement; Assignment.................................................................. 18
         10.5     Severability.................................................................................. 18
         10.6     Other Remedies................................................................................ 18
         10.7     Governing Law................................................................................. 18
         10.8     Rules of Construction......................................................................... 18
         10.9     Time of the Essence........................................................................... 18

SCHEDULES:

     Schedule A - List of Stockholders of Merilus Technologies Inc.

EXHIBITS:

     Exhibit A -  Articles of Amendment to Articles of Incorporation of Merilus Technologies Inc. Which Includes
                  the Exchangeable Share Provisions
     Exhibit B -  Certificate of Amendment to Articles of Incorporation of Golden Soil, Inc.
     Exhibit C -  Registration Rights Agreement
     Exhibit D -  Support Agreement
     Exhibit E -  Voting and Exchange Trust Agreement
     Exhibit F -  Escrow Agreement
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                      AGREEMENT AND PLAN OF REORGANIZATION

         This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made and entered into as of October 19, 2000 by and among Golden Soil, Inc., a Nevada corporation ("Golden Soil"), 613636 British Columbia, Inc., an British Columbia corporation ("GS Sub"), Merilus Technologies Inc., a British Columbia corporation ("Merilus") and the stockholders of Merilus named in Schedule "A" of this Agreement (each a "Stockholder" and collectively, the "Stockholders").

          WHEREAS:

     A. The Stockholders are the beneficial and registered owners of all of the issued and outstanding shares of Merilus;

     B. On the terms and subject to the conditions of this Agreement, Golden Soil, GS Sub, Merilus and the Stockholders have agreed to effect the following reorganization (the "Reorganization"):

         (a) The amendment of the share capital of Merilus by Articles of Amendment in the form attached as Exhibit A to this Agreement to create:
                  (i) 1,000,000 common shares without par value having the rights, privileges, restrictions and conditions attributable by law to common shares under the Company Act (British Columbia); and
                  (ii) 5,000,000 exchangeable shares (the "Exchangeable Shares") having the rights, privileges, restrictions and conditions set out in Exhibit A to this Agreement (collectively, the "Exchangeable Share Provisions").
         (b) The recapitalization of the share capital of Merilus by exchanging each issued and outstanding share of Common Stock of Merilus into that number of Exchangeable Shares equal to an aggregate total of 3,787,500 (the "Exchange Ratio").
         (c) The amendment of the share capital of Golden Soil by Articles of Amendment in the form attached as Exhibit B to this Agreement to create:
                  (i) 100,000,000 common shares with a par value of $0.001 having the rights, privileges, restrictions and conditions attributable by law to common shares under the Nevada Revised Statutes Chapter 78; and
                  (ii) 1 preferred share with a par value of $1.00 having the rights, privileges, restrictions and conditions set out in Exhibit B to this Agreement.
         (d) Immediately after step (c) above, the issuance by Merilus of 10,000 shares of Common Stock of Merilus to GS Sub in consideration of $1,000 and other good and valuable consideration.
         (e) The issuance to the Trustee, on behalf of the holders of the Exchangeable Shares, one Preferred Share of Golden Soil having the right to cast that number of votes at meetings of holders of shares of Common Stock of Golden Soil equal to the number of Exchangeable Shares outstanding from time to time (excluding any Exchangeable Shares held by Golden Soil or any direct or indirect subsidiary of Golden Soil).

         C. The Exchangeable Shares may be exchanged by the holders for shares of common stock of Golden Soil on a one-for-one basis, subject to the Exchangeable Share Provisions, the Voting and Exchange Trust Agreement and the Support Agreement.

         The parties agree as follows:

a)       THE REORGANIZATION.

     1.1 The Reorganization. On and subject to the terms and conditions of this Agreement on the Closing Date defined in Section 1.2, the Reorganization shall be completed as follows:

                  (a) Merilus will seek shareholder approval of the proposed transactions contemplated by this Agreement.


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                  (b) On the Business Day preceding  the Closing  Date,  Merilus will file Articles of Amendment in the form of Exhibit A to create the common shares and the Exchangeable Shares and to change the issued and outstanding Common Shares into Exchangeable Shares..

                  (b) On the Business Day preceding the Closing, Golden Soil will file Articles of Amendment in the form of Exhibit B to this Agreement to create the common shares and the preferred shares and to change the name of Golden Soil.

                  (c) On the Closing Date, Merilus will deliver to each of the Stockholders of Merilus, certificates for the Exchangeable Shares issuable to such Stockholder against delivery of certificates for all of the shares of Merilus held by such Stockholder, accompanied by a letter of transmittal signed by such Stockholder.

                  (d) On the Closing Date, Merilus will issue 10,000 shares of Common Stock of Merilus to GS Sub against receipt from GS Sub of $1,000.

                  (e) On the Closing Date, Golden Soil will issue 1 share of Preferred Stock of Golden Soil to the Trustee, on behalf of the holders of the Exchangeable Shares.

                  (d) On the Closing Date: (i) Golden Soil, Merilus and the Trustee will enter into the Voting Exchange Trust Agreement; (ii) Golden Soil and Merilus will enter into the Support Agreement; (iii) Golden Soil, Merilus, the Stockholders and the Trustee will enter into the Escrow Agreement; and (iv) Golden Soil and the Stockholders will enter into a Registration Rights Agreement.

         1.2 Effective Time. Unless this Agreement is earlier terminated pursuant to Section 9.1, the closing of the Reorganization (the "Closing") will take place as promptly as practicable, but no later than two (2) business days following satisfaction or waiver of the conditions set forth in Section 6, via facsimile or at the offices of Venture Law Corporation, Suite 618, 688 West Hastings Street, Vancouver, British Columbia, Canada, V6B 1P1, unless another place or time is agreed to in writing by Golden Soil and Merilus. The date on which the Closing actually occurs is in this Agreement referred to as the "Closing Date." The later time of acceptance by the Corporate Registry Office of the Province of British Columbia and Secretary of State of Nevada of Articles of Amendment evidenced by the issuance of a stamped certificate of these documents being referred to in this Agreement as the "Effective Time".

         1.4      Memorandum or Articles of Incorporation, and Bylaws.

                  (a) Merilus. The Memorandum of Incorporation and Articles of Merilus will be the Memorandum of Incorporation and Articles as set out in Exhibit "A" to this Agreement. The Memorandum of Incorporation will create two classes of shares - common shares and Exchangeable Shares. The rights and privileges of the Exchangeable Shares are as set out in Exhibit A to this Agreement.

                  (b) Golden Soil. Golden Soil agrees to amend its Articles of Incorporation in the form attached as Exhibit "B" to change the name of Golden Soil to "Merilus, Inc." and to create a new class of special voting stock.

         1.5 Directors and Officers. Directors of Golden Soil immediately after the Effective Time will consist of nine members. Four nominee directors selected by the selling stockholders of Merilus and five nominees selected by Myron Gushlak, each director to hold the office in accordance with the provisions of applicable laws and the Bylaws of Golden Soil, until their successors are duly qualified and elected. The directors and officers of Merilus immediately after the Effective Time will be appointed by the incoming Board of Directors of Golden Soil, each to hold office in accordance with the provisions of the Bylaws of Merilus, on conversion as provided for in the succeeding paragraph.

         1.6      Conversion of Merilus Common Stock.


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                  (a) At the Effective Time, all  outstanding  shares of Merilus
Common Stock, without par value ("Merilus Common Stock"), on the terms and subject to the conditions set forth below, will be exchanged by the Stockholders in accordance with the Exchange Ratio for Exchangeable Shares. Each Exchangeable Share may be converted into a share of the Common Stock of Golden Soil par value $0.001 per share ("Golden Soil Common Stock") and will have the rights and preferences described in Exhibit A. On transfer the name of each such holder of Merilus Common Stock will be removed from the register of holders of Merilus Common Stock and added to the register of holders of Exchangeable Shares of Merilus, and Merilus will cancel such Merilus Common Stock so exchanged.
                  (b) The Exchange Ratio will be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Merilus Common Stock or Golden Soil Common Stock), reorganization, recapitalization or other like charge with respect to Merilus Common Stock or Golden Soil Common Stock occurring after the date of this Agreement.
                  (c) No fractional shares will be issued in the Reorganization. In lieu of fractional shares, any fractional share will be rounded up to the nearest whole share.

         1.7      Surrender of Certificates.

                  (a) Exchange Agent. The Venture Law Corporation of Vancouver, British Columbia, Canada will serve as exchange agent (the "Exchange Agent") in the Reorganization.
                  (b) Merilus to Provide Common Stock. Promptly after the Effective Time, Merilus will make available to the Exchange Agent for exchange in accordance with this Section, the shares of Merilus Common Stock convertible pursuant to Section 1.6(a) in exchange for Exchangeable Shares.
                  (c) Exchange Procedures. On or after the Closing Date, the holders of Merilus Common Stock will surrender the certificates representing their Merilus Common Stock (the "Merilus Stock Certificate") to the Exchange Agent for cancellation together with a letter of transmittal in such form and having such provisions that the Exchange Agent reasonably requests. Promptly following the Effective Time, Exchange Agent will cause to be issued stockholders certificates for the number of Exchangeable Shares to which such stockholders are entitled pursuant to Section 1.6.
                  (d) Transfers of Ownership. If any certificate for Exchangeable Shares is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered or if any cash is to be delivered to a person other than the person whose name is on the certificate surrendered, it will be a condition to the issuance and/or delivery that the certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to Merilus or any agent designated by it any transfer or other taxes required by reason or the issuance of a certificate for shares of Exchangeable Shares or the delivery of any cash in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of the Exchange Agent or any agent designated by it that such tax has been paid or is not payable. Golden Soil and the Transfer Agent acknowledge and agree that Dana Epp will designate prior to the Effective Time such persons and respective amounts of Exchangeable Shares under this Agreement.
                  (e) No Liability. Notwithstanding anything to the contrary in this Section 1.7, none of the Exchange Agent, Merilus or any party to this Agreement will be liable to a holder of shares of Exchangeable Shares or Merilus Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

         1.8 No Further Ownership Rights in Merilus Common Stock. All shares of Exchangeable Shares issued on the surrender for exchange of shares of Merilus Common Stock in accordance with the terms of this Agreement, and any cash paid in respect thereof, will be deemed to be full satisfaction of all rights pertaining to such shares of Merilus Common Stock, and there will be no further registration of transfers on the records of Golden Soil of shares of Merilus Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Merilus Stock Certificates are presented to the Transfer Agent or Golden Soil for any reason, they will be canceled and exchanged as provided in this Section 1.

         1.9 Lost, Stolen or Destroyed Certificates. In the event any certificates evidencing shares of Merilus Common Stock will have been lost, stolen or destroyed, the Exchange Agent will issue in exchange for such lost, stolen or destroyed certificates, on the making of an affidavit of that fact by the holder thereof, such amount, if any,

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as may be required pursuant to Section 1.6; provided, however, that the Exchange
Agent may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificates to deliver an indemnity in such sum as it may reasonably direct against any claim that may be made against Golden Soil or the Exchange Agent with respect to the certificates alleged to have been lost, stolen or destroyed.

         1.10     Tax Consequences.

     (a) Golden Soil. It is intended by the parties to this Agreement that the Reorganization will constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.
         (b) Shareholders of Merilus. Shareholders of Merilus who receive Exchangeable Shares on the exchange of their shares of Merilus Common Stock will be entitled to make an income tax election pursuant to Section 85 of the Income Tax Act (Canada)(and the analogous provisions of the provincial income tax law) with respect to the transfer of their shares of Merilus Common Stock into Exchangeable Shares by providing two signed copies of the necessary election forms to Merilus within ninety (90) days following the Effective Time, duly completed with the details of the number of shares transferred and the applicable agreed amounts for the purposes of such elections. Thereafter, subject to the election forms complying with the provisions of the Income Tax Act (Canada) (or applicable provincial income tax law), Golden Soil will cause the forms to be signed by Merilus and returned to such holders of shares of Merilus Common Stock (within 60 days after the receipt thereof) for filing with Revenue Canada, Customs, Excise and Taxation (or the applicable provincial taxing authority). With the exception of execution or causing execution of the election by Merilus, compliance with the requirements for a valid election will be the sole responsibility of the holder making the election. For purposes of this provision an eligible holder is a holder who is a Canadian resident for purposes of the Income Tax Act (Canada) other than a person who is exempt from tax under the Income Tax Act (Canada) or which is a partnership that owns such shares if one or more of its members would be entitled to make such election if such member held such shares directly.
     (c) General. Each party has consulted with its own tax advisors with respect to the tax consequences of the Reorganization.

         1.11 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest Merilus with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Merilus and GS Sub, the officers and directors of Merilus, GS Sub and Golden Soil are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

         2.0      REPRESENTATIONS AND WARRANTIES OF GOLDEN SOIL AND GS SUB.

         Golden Soil and GS Sub represent and warrant to Merilus, subject to such exceptions as are specifically disclosed in the Golden Soil Disclosure Schedule (referencing the appropriate Section and paragraph numbers) supplied by Golden Soil to Merilus (the "Golden Soil Disclosure Schedule") and dated as of the date of this Agreement, as follows:

         2.1 Organization of Golden Soil and GS Sub. Golden Soil is a corporation duly organized, validly existing and in good standing under the laws of the Nevada. GS Sub is a corporation duly organized, validly existing and in good standing under the laws of the Province of British Columbia. Golden Soil and GS Sub each has the corporate power to own its properties and to carry on its business. Golden Soil and GS Sub has each delivered a true and correct copy of its Articles of Incorporation and Bylaws and the Certificate of Incorporation and Bylaws, each as amended to date, to Merilus. Xenios Xenopoulous is the sole director and officer of Golden Soil. Golden Soil has never conducted any operations.

         2.2 Authority. Golden Soil and GS Sub each has all requisite corporate power and authority to enter into this Agreement and the Related Agreements (as defined below) and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Golden Soil and GS Sub except that the Reorganization must be approved by the stockholders of Golden Soil. This Agreement has been duly executed and delivered by Golden Soil and GS Sub and

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constitutes,  and the Related  Agreements,  when duly  executed and delivered by
Golden Soil and GS Sub, will constitute the valid and binding obligations of each party, enforceable in accordance with their terms, except as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The "Related Agreements" will mean all such ancillary agreements required in this Agreement to be executed and delivered in connection with the transactions contemplated hereby.

         2.3      Capital Structure of Golden Soil.

                  (a) The  authorized  capital  stock of Golden Soil consists of
100,000,000 shares of authorized Common Stock, par value $0.001 per share, of which 6,750,000 shares are issued and outstanding and an additional 3,787,500 shares will be issued and outstanding at the Closing which excludes the up to 4,025,000 shares to be issued and disclosed under Section 2.3(b) and 2.14 below. The authorized capital stock of GS Sub consists of 10,000,000 shares of authorized Common Stock, no par value, of which 100 shares are issued and outstanding in favor of Golden Soil. All outstanding shares of Golden Soil Common Stock are duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, the Articles of Incorporation or Bylaws of Golden Soil or any agreement to which Golden Soil is a party or by which it is bound and have been issued in compliance with federal and state securities laws. Golden Soil has no other capital stock authorized, issued or outstanding.
                  (b) Golden Soil has arranged two private placements. The first consists of 2,000,000 warrants. Each warrant is exerciseable for one share of Common Stock of Golden Soil at an exercise price of $1.00 per share for an aggregate amount of US$ 2,000,000 (the "Golden Soil Warrants"). The Golden Soil Warrants have been issued to Imperium Capital Inc. The second private placement consists of a share offering consisting of a minimum of 1,000,000 to a maximum of 2,000,000 shares at a purchase price of not less than $5.00 per share. This second offering is to be completed within 60 days from Closing. No shares have been sold in the second offering as of the date of this Agreement. A minimum of $2,000,000 must be raised between the two private placements prior to the Closing and Golden Soil has agreed to make the entire $2,000,000 available to Merilus on receipt by way of a loan or loans prior to Closing. Except for the Golden Soil Warrants and the 25,000 shares to be issued as a payment for consulting services received from Canaccord Capital Corp. as set out in Section
2.16 below, there are no options, warrants, calls, rights, commitments or agreements of any character, written or oral, to which Golden Soil or any of its shareholders is a party or by which Golden Soil or any of its shareholders is bound obligating Golden Soil or any of its shareholders to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of Golden Soil or obligating Golden Soil to grant, extend, accelerate the vesting of, change the price of, otherwise amend or enter into any such option warrant, call, right, commitment or agreement. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or other similar rights with respect to Golden Soil. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting stock of Golden Soil.
                  (c) The Golden Soil Common  Stock has been duly  approved  for quotation on the NASD OTC Bulletin Board. Golden Soil has filed all forms, reports, exhibits and other documents required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the
"Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated respectively thereunder.

         2.4 Subsidiaries. Except for GS Sub, Golden Soil does not have, and has never had, any subsidiaries or affiliated companies and does not otherwise own, and has not otherwise owned, any shares in the capital of or any interest in, or control, directly or indirectly, any other corporation, partnership, association, joint venture or other business entity. Golden Soil owns all of the issued and outstanding capital stock of GS Sub.

         2.5 Conflict. The execution and delivery of this Agreement and any Related Agreements to which it is a party by Golden Soil and GS Sub do not, and, the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under (any such event, a "Conflict") (i) any provision of the Articles of Incorporation and Bylaws of Golden Soil or GS Sub, (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit,

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concession,  franchise or license to which  Golden Soil,  GS Sub or any of their properties or assets are subject, or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Golden Soil, GS Sub or their respective properties or assets.

         2.6 Consents. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission ("Governmental Entity") or any third party, including a party to any agreement with Golden Soil or GS Sub (so as not to trigger any Conflict), is required by or with respect to Golden Soil or GS Sub in connection with the execution and delivery of this Agreement and any Related Agreements to which Golden Soil or GS Sub is a party or the consummation of the transactions contemplated hereby and thereby, except for (i) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws thereby, and (ii) the filing of the Articles of Amendment of Merilus with the Corporate Registry Office of the Province of British Columbia and the filing of the Articles of Amendment of Golden Soil with the Secretary of State of the State of Nevada.

         2.7 Golden Soil Financial Statements. Golden Soil has provided Merilus with a copy of its audited balance sheets as of December 31, 1999, December 31, 1998 and the related audited statements of operations, stockholders' equity and cash flow for the periods then ended (the "Golden Soil Financials"). The Golden Soil Financials are correct in all material respects and have been prepared in accordance with US generally accepted accounting principles applied on a basis consistent throughout the periods indicated and consistent with each other. The Golden Soil Financials present fairly the financial condition, operating results and cash flows of Golden Soil as of the dates and during the periods indicated therein. The unaudited financial statements for the period ended September 30, 2000 will be substantially the same in all respects as the unaudited financial statements for the period ended June 30, 2000 provided except for any changes as a result of entering into this Agreement, the transactions contemplated hereby and the transactions referenced in Section 6.0 of this Agreement.

         2.8 Securities and Exchange Filings. Golden Soil has filed with the Securities and Exchange Commission true and complete copies of all forms, reports, schedules, statements and other documents required to be filed by it since December 13, 1999, and such documents at the time filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such amending or superseding filing), did not contain any misrepresentation (as defined in the Exchange Act), and complied in all material respects with the requirements of the applicable securities laws. Golden Soil has not filed any confidential material change report with the Securities Commission or any other securities authority or regulator or any stock exchange or other self-regulatory authority which at the date of this Agreement remains confidential.

     2.9 Not a Reporting Issuer in British Columbia. Golden Soil is not a "reporting issuer" or its equivalent for the purposes of the Securities Act of British Columbia, as amended, or any other Canadian provincial securities legislation.

         2.10 No Undisclosed Liabilities. Golden Soil and GS Sub do not have any liability, indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any type, whether accrued, absolute, contingent, matured, unmatured or other (whether or not required to be reflected in financial statements in accordance with US generally accepted accounting principles).

     2.11 No Changes. Since inception of Golden Soil and GS Sub, there has not been, occurred or arisen any:

                  (a) transaction, commitment or obligation by Golden Soil or GS Sub of any kind other than the stock and warrant issuances described in paragraph (b) of this Agreement;
                  (b) issuance or sale, or contract to issue or sell, by Golden Soil of any shares of Golden Soil Common Stock, by GS Sub of any of its capital stock or securities exchangeable, convertible or exercisable therefor, or any securities, warrants, options or rights to purchase any of the foregoing, except for the issuance of Units and underlying shares of Golden Soil Common Stock and the issuance of the Golden Soil Warrants previously disclosed in paragraph 2.3(b);

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



                  (c) negotiation or agreement by Golden Soil or GS Sub or any officer or employees of both to do any of the things described in the preceding clauses (a) or (b) (other than negotiations with Merilus and its representatives regarding the transactions contemplated by this Agreement and the disclosed private placement offering).

         2.12 Restrictions on Business Activities. There is no agreement (noncompete or otherwise), commitment, judgment, injunction, order or decree to which Golden Soil or GS Sub is a party or otherwise binding on Golden Soil which has or may have the effect of prohibiting or impairing any business practice of Golden Soil, GS Sub or Merilus, any acquisition of property (tangible or intangible) by Golden Soil, GS Sub or Merilus or the conduct of business by Golden Soil, GS Sub or Merilus.

     2.13 Agreements, Contracts and Commitments. Golden Soil and GS Sub are not a party to nor are they bound by any contracts, obligations or agreements of any kind except for this Agreement. (collectively a "Contract").

         2.14 Litigation. There is no action, suit or proceeding of any nature pending, or, to Golden Soil's knowledge, threatened, against Golden Soil or GS Sub, their properties or any of its officers or directors, nor, to the knowledge of Golden Soil, is there any reasonable basis therefor. There is no investigation pending or, to Golden Soil's knowledge threatened, against Golden Soil or GS Sub, their properties or any of its officers or directors (nor, to the best knowledge of Golden Soil, is there any reasonable basis therefor) by or before any Governmental Entity. No Governmental Entity has at any time challenged or questioned the legal right of Golden Soil or GS Sub to conduct its operations as presently or previously conducted.

         2.15 Minute Books. The minutes of Golden Soil delivered to counsel for Merilus are the only minutes of Golden Soil and contain a reasonably accurate summary of all meetings of the Board of Directors (or committees of the Board of Directors) of Golden Soil and its shareholders or actions by written consent since the time of incorporation of Golden Soil.

         2.16 Broker's and Finder's Fees: Third Party Expenses. Except for an agreement to pay Canaccord Capital Corp. 25,000 shares of Common Stock of Golden Soil for their assistance with this transaction, Golden Soil and GS Sub have not incurred, nor will they incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the Agreement or any transaction contemplated hereby.

         2.17 Compliance with Laws. Golden Soil and GS Sub have complied with, are not in violation of, and have not received any notices of violation with respect to, any foreign, federal, state or local statute, law or regulation.

     2.18 Complete Copies of Materials. Golden Soil has delivered or made available true and complete copies of each document (or summaries of same) that has been requested by Merilus or its counsel.

         2.19 Exchangeable Shares and Golden Soil Common Stock. The Exchangeable Shares to be issued in connection with the Agreement will be duly and validly issued by Merilus on the Effective Date as fully paid and non-assessable shares. The Golden Soil Common Stock to be issued pursuant to the Agreement and on the exchange from time to time of the Exchangeable Shares will be duly and validly issued by Golden Soil on their respective date of issue as fully paid and non-assessable shares.

         2.20 Taxes. All United States federal, state, county, municipality, local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of Golden Soil and GS Sub have been or will be filed and all material taxes due and payable pursuant to such returns or pursuant to any assessment received by Golden Soil and GS Sub have been or will be paid except those being disputed in good faith and for which adequate reserves have been established. The charges, accruals and reserves on the books of Golden Soil and GS Sub in respect of taxes and other governmental charges have been established in accordance with US generally accepted accounting principles.

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



         2.21 Representations Complete. None of the representations or warranties made by Golden Soil or GS Sub (as modified by the Golden Soil Disclosure Schedule), nor any statement made in any Schedule or certificate furnished by Golden Soil pursuant to this Agreement or furnished in or in connection with documents mailed or delivered to the shareholders of Golden Soil for use in soliciting their consent to this Agreement and Reorganization contains or will contain at the Effective Time, any untrue statement of a material fact, or omits or will omit at the Effective Time to state any material fact necessary in order to make the statements contained in this Agreement, in the light of the circumstances under which made, not misleading.

         3.0      REPRESENTATIONS AND WARRANTIES OF MERILUS.

         Merilus and its subsidiaries represents and warrants to Golden Soil, subject to such exceptions as are specifically disclosed in the Merilus Disclosure Schedule (referencing the appropriate Section and paragraph numbers) supplied by Merilus to Golden Soil (the "Merilus Disclosure Schedule") and dated as of the date of this Agreement, as follows (for purposes of this Section 3.0 references to Merilus will include its subsidiaries when appropriate under the circumstances):

         3.1 Organization of Merilus. Merilus is a corporation duly organized, validly existing and in good standing under the laws of the Province of British Columbia. Merilus has the corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the ability of Merilus to consummate the transactions contemplated hereby. Merilus has delivered a true and correct copy of its Articles of Incorporation and Bylaws and the Certificate of Incorporation and Bylaws, each as amended to date, to Golden Soil.

         3.2 Authority. Merilus has all requisite corporate power and authority to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Merilus except that the Reorganization must be approved by the stockholders of Merilus. This Agreement has been duly executed and delivered by Merilus and constitutes, and the Related Agreements, when duly executed and delivered by Merilus, will constitute the valid and binding obligations of Merilus, enforceable in accordance with their terms, except as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         3.3      Capital Structure of Merilus.

                  (a) The authorized stock of Merilus consists of 30,000 shares of Common Stock, with no par value, of which 6,464 shares are issued and outstanding. All outstanding shares of Merilus Common Stock are duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, the Articles of Incorporation or Bylaws of Merilus or any agreement to which Merilus is a party or by which it is bound and have been issued in compliance with federal and state securities laws. Merilus has no other capital stock authorized, issued or outstanding.
                  (b) There are no options, warrants, calls, rights, commitments or agreements of any character, written or oral, to which Merilus or any of its stockholders is a party or by which Merilus or any of its stockholders is bound obligating Merilus or any of its stockholders to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of Merilus. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or other similar rights with respect to Merilus. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting stock of Merilus.

         3.4 Subsidiaries. Merilus does not have, and has never had, any subsidiaries or affiliated companies and does not otherwise own, and has not otherwise owned, any shares in the capital of or any interest in, or control, directly or indirectly, any other corporation, partnership, association, joint venture or other business entity.


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



         3.5 Conflict. The execution and delivery of this Agreement and any Related Agreements to which it is a party by Merilus do not, and, the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under (any such event, a "Conflict") (i) any provision of the Articles of Incorporation and Bylaws of Merilus, (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise or license to which Merilus or any of its properties or assets are subject, or
(iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Merilus or its properties or assets.

         3.6 Consents. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission ("Governmental Entity") or any third party, including a party to any agreement with Merilus (so as not to trigger any Conflict), is required by or with respect to Merilus in connection with the execution and delivery of this Agreement and any Related Agreements to which Merilus is a party or the consummation of the transactions contemplated hereby and thereby, except for (i) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws thereby, and (ii) the filing of the Articles of Amendment of Merilus with the Corporate Registry Office of the Province of British Columbia and the filing of the Articles of Amendment of Golden Soil with the Secretary of State of the State of Nevada.

         3.7 Merilus Financial Statements. Merilus has furnished Golden Soil with a true and complete copy of its audited balance sheet as of September 30, 1999 and September 30, 1998 and the related audited statements of operations, stockholders' equity and cash flow for the periods then ended (the "Merilus Financials"). The Merilus Financials are correct in all material respects and have been prepared in accordance with Canadian generally accepted auditing standards applied on a basis consistent throughout the periods indicated and consistent with each other. The Merilus Financials present fairly the financial condition of Merilus as of the date indicated. Merilus will deliver to Golden Soil its audited balance sheet as of ended September 30, 2000 and the related audited financial statements of operations, stockholders' equity and cash flow for the periods then ended on or before November 30, 2000.

         3.8 No Undisclosed Liabilities. Except as disclosed in the Merilus Financials, Merilus does not have any liability, indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any type, whether accrued, absolute, contingent, matured, un-matured or other (whether or not required to be reflected in financial statements in accordance with Canadian generally accepted accounting principles).

         3.9 Restrictions on Business Activities. Other than license and other restrictions included in agreements entered into in the ordinary course of business, there is no agreement (non-compete or otherwise), commitment, judgment, injunction, order or decree to which Merilus is a party or otherwise binding on Merilus which has or may have the effect of prohibiting or impairing any business practice of Merilus, any acquisition of property (tangible or intangible) by Merilus or the conduct of business by Merilus.

         3.10 Agreements, Contracts and Commitments. Merilus is in compliance with and has not breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any agreement, contract, covenant, instrument, lease, license or commitment to which Merilus is a party or by which it is bound (collectively a "Contract"), nor is Merilus aware of any event that would constitute such a breach, violation or default with the lapse of time, giving of notice or both. Merilus has obtained, or will obtain prior to the Closing Date, all necessary consents, waivers and approvals as are required in connection with the Reorganization.

         3.11 Litigation. There is no action, suit or proceeding of any nature pending, or, to Merilus's knowledge, threatened, against Merilus, its properties or any of its officers or directors, nor, to the knowledge of Merilus, is there any reasonable basis therefor. There is no investigation pending or, to Merilus's knowledge threatened, against Merilus, its properties or any of its officers or directors (nor, to the best knowledge of Merilus, is

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



there any reasonable basis therefor) by or before any Governmental Entity. No Governmental Entity has at any time challenged or questioned the legal right of Merilus to conduct its operations as presently or previously conducted.

         3.12 Minute Books. The minutes of Merilus made available to counsel for Golden Soil are the only minutes of Merilus and contain a reasonably accurate summary of all meetings of the Board of Directors (or committees of the Board of Directors) of Merilus and its shareholders or actions by written consent since the time of incorporation of Merilus.

     3.13 Broker's and Finder's Fees: Third Party Expenses. Merilus has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the Agreement or any transaction contemplated hereby.

         3.14 Compliance with Laws. Merilus has complied with in all material respects, is not in violation of, and has not received any notices of violation with respect to, any foreign, federal, state or local statute, law or regulation.

     3.15 Complete Copies of Materials. Merilus has delivered or made available true and complete copies of each document (or summaries of same) that has been requested by Golden Soil or its counsel.

         3.16 Taxes. All Canadian federal, state, county, municipality, local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of Merilus have been filed and all material taxes due and payable pursuant to such returns or pursuant to any assessment received by Merilus have been paid except those being disputed in good faith and for which adequate reserves have been established. The charges, accruals and reserves on the books of Merilus in respect of taxes and other governmental charges have been established in accordance with Canadian generally accepted accounting principles.

         3.17 Representations Complete. None of the representations or warranties made by Merilus (as modified by the Merilus Disclosure Schedule), nor any statement made in any Schedule or certificate furnished by Merilus pursuant to this Agreement or finished in or in connection with documents mailed or delivered to the shareholders of Merilus for use in soliciting their consent to this Agreement and the Reorganization contains or will contain at the Effective Time, any untrue statement of a material fact, or omits or will omit at the Effective Time to state any material fact necessary in order to make the statements contained in this Agreement, in the light of the circumstances under which made, not misleading.

         4.0      REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS AS TO
                  THEMSELVES

         Each Stockholder hereby represents and warrants to Golden Soil, as to such Stockholder and no other Stockholder, that:

         4.1 Capacity. Such Stockholder is either an individual, corporation or a trust.

         4.2 Title. Such Stockholder is the record and beneficial owner of, and has full right, title and interest in and to, Merilus Common Shares listed on the signature s hereof adjacent to such Stockholder's name, free and clear of any Lien. The Merilus Common Shares are not subject to any other contract, agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition of such Merilus Common Shares. At the Closing, such Stockholder will transfer and deliver to Golden Soil valid title to, and all of such Stockholder's right, title and interest in and to, such Merilus Common Shares free and clear of any Lien or any claim in respect of such shares, including under any applicable community property law.

     4.3 Valid Agreement. This Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder.


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



         4.4 Litigation. There is no action, suit or proceeding pending or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder or such Stockholder's properties before any court, arbitrator or governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

         4.5      Trust Constitution and Power. If such Stockholder is a trust:

                  (a) such Stockholder will prior to Closing, deliver to Golden Soil a true and complete copy of such Stockholder's trust agreement or other constitution document as currently in effect, and
                  (b) the execution, delivery and performance by such Stockholder of this Agreement, and the consummation by such Stockholder of the transaction contemplated hereby are within such Stockholder's powers and have been duly authorized by all necessary action of such Stockholder's trustees or other relevant parties.

         4.6      Governmental Authorization; Consents.

                  (a) The execution, delivery and performance by such Stockholder of this Agreement require no action by or in respect of, or filing with, any governmental body, agency, official or authority.
                  (b) No consent, approval, waiver or other action by any Person (other than any governmental body, agency, official or authority referred to in 4.6(a) above) under any contract, agreement, indenture, lease, instrument or other document to which such Stockholder is a party or by which such Stockholder is bound is required for the execution, delivery and performance of this Agreement by such Stockholder or the consummation by the Stockholder of the transactions contemplated hereby.

         4.7 Non-Contravention. The execution, delivery and performance by such Stockholder of this Agreement do not and will not:

                  (a) if such Stockholder is a trust, contravene or conflict with the trust agreement or other constitution document, as applicable, of such Stockholder,
                  (b) assuming compliance with the matters referred to in 4.6(a), contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding on or applicable to such Stockholder,
                  (c) constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of such Stockholder under any material agreement, contract or other instrument binding on such Stockholder or under any material license, franchise, permit or other similar authorization held by such Stockholder, or
                  (d) result in the creation or imposition of any Lien on Merilus Common Shares held by such Stockholder.

         4.8 Acquisition for Investment; Informed Decision. Such Stockholder is acquiring the Exchangeable Shares which are convertible into shares of Golden Soil Common Shares for its own account and not with a view to, or for sale in connection with, any distribution thereof. Such Stockholder has sufficient knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its acquisition of the Exchangeable Shares in accordance with this Agreement, and of its decision to enter into and perform this Agreement. Such Stockholder has been given an opportunity to ask questions and receive answers from Merilus and Golden Soil concerning the business and financial condition of Merilus and Golden Soil, concerning the terms and conditions of this Agreement, and concerning such other matters that such Stockholder deemed relevant in connection with its decision to enter into this Agreement. In particular, such Stockholder acknowledges that such Stockholder's rights under this Agreement may not be assigned without Golden Soil's written consent.

         5.0      CONDUCT PRIOR TO THE EFFECTIVE TIME.

         5.1 Conduct of Business of Merilus. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Merilus agrees that it will not:


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                  (a) issue, grant,  deliver or sell or authorize or propose the issuance,  grant,  delivery or sale of, or purchase or propose the  purchase of,
any  shares  of  its  capital   stock  or   securities   convertible   into,  or
subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities except if in connection therewith, it negotiates a proportionate adjustment in the Exchange Ratio.

                  (b) cause or permit any amendments to its Articles of Incorporation or Bylaws; or

                  (c) Take, or agree in writing or otherwise to take, any of the actions described in Sections 5.1 above, or any other action that would prevent Merilus from performing or cause Merilus not to perform its covenants hereunder.

         5.2 Conduct of Business of Golden Soil and GS Sub. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Golden Soil and GS Sub each agrees that it will not:

                  (a) issue, grant, deliver or sell or authorize or propose the issuance, grant, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock (other than shares issued on exercise of the Golden Soil Warrants) or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities except if in connection therewith, it negotiates a proportionate adjustment in the Exchange Ratio;
                  (b) enter into any contract, arrangement or obligation of any kind;

                  (c) cause or permit any amendments to their Articles of Incorporation or Bylaws; or

                  (d) Take, or agree in writing or otherwise to take, any of the actions described in Sections 5.2 above, or any other action that would prevent Golden Soil or GS Sub from performing or cause Golden Soil or GS Sub not to perform its covenants hereunder.

         6.0      ADDITIONAL AGREEMENTS.

         6.1 Sale of Shares and Registration Right. The parties to this Agreement acknowledge and agree that the Exchange Shares and the Golden Soil Common Stock to be issued on the exchange of the Exchangeable Shares will constitute "restricted securities" within the meaning of the Securities Act and the Securities Act (British Columbia). The certificates for all such securities will bear appropriate legends to identify such securities as being restricted under the Securities Act, to comply with applicable state and provincial securities laws and, if applicable, to notice the restrictions on transfer of such shares. Golden Soil and the holders of Exchangeable Shares will execute immediately after the Effective Date a Registration Rights Agreement in the form attached as Exhibit C to this Agreement which will provide certain registration rights with respect to the registration of the Golden Soil Common Stock to be issued on the exchange of the Exchangeable Shares under the Securities Act. Golden Soil will use its best effort to obtain all orders which may be required from the British Columbia Securities Commission to permit the issuance and first resale of the Exchangeable Shares and the Golden Soil Common Stock issued on exchange of the Exchangeable Shares from time to time, provided however, neither Golden Soil or Merilus will be required to register or qualify as a foreign corporation or a reporting issuer where they are not now registered or qualified except as to matters and transactions arising solely from the issuance of the Exchangeable Shares or the Golden Soil Common Stock to be issued on the exchange of the Exchangeable Shares.

         6.2 Stockholder Approval. Merilus and Golden Soil will promptly submit this Agreement and the transactions contemplated hereby to their stockholders for approval and adoption as required by law. Golden Soil will include in its proxy materials submitted to its shareholders a proposal to:

                  (a) amend its charter to change its name from Golden Soil, Inc. to "Merilus, Inc." and to create a class of preferred voting shares;
 and
                  (b) to approve an omnibus stock incentive plan for up to 1,400,000 shares of Golden Soil Common Stock for issuance under such plan to officers, directors, employees and consultants of Golden Soil and its subsidiaries and affiliates. Golden Soil agrees that up to 750,000 of these options will be issued for a nominal price to nominees of Dana Epp, subject to compliance with all applicable laws and legal restrictions.


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



         6.3 Access to Information. Each party will afford the other and its accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Effective Time to (a) all of such party's properties, books, contracts, commitments and records and (b) all other information concerning the business, properties and personnel (subject to restrictions imposed by applicable law) of such party as the other may reasonably request. No information or knowledge obtained in any investigation pursuant to this Section will affect or be deemed to modify any representation or warranty contained in this Agreement or the conditions to the obligations of the parties to consummate the Reorganization.

         6.4 Confidentiality. Each party acknowledges that in the course of the performance of this Agreement, it may obtain the Confidential Information of the other party. The Receiving Party will, at all times, both during the term of this Agreement and thereafter, keep in confidence and trust all of the Disclosing Party's Confidential Information received by it. The Receiving Party will not use the Confidential Information of the Disclosing Party other than as expressly permitted under the terms of this Agreement or by a separate written agreement. The Receiving Party will take all reasonable steps to prevent unauthorized disclosure or use of the Disclosing Party's Confidential Information and to prevent it from falling into the public domain or into the possession of unauthorized persons. The Receiving Party will not disclose Confidential Information of the Disclosing Party to any person or entity other than its officers or employees (or outside legal, financial or accounting advisors) who need Merilus to such Confidential Information in order to effect the intent of this Agreement and who have entered into confidentiality agreements with such person's employer or who are subject to ethical restrictions on disclosure which protects the Confidential Information of the Disclosing Party. The Receiving Party will immediately give notice to the Disclosing Party of any unauthorized use or disclosure of Disclosing Party's Confidential Information. The Receiving Party agrees to assist the Disclosing Party to remedy such unauthorized use or disclosure of its Confidential Information. These obligations will not apply to the extent that Confidential Information includes information which:

                  (a) is already known to the Receiving Party at the time of disclosure, which knowledge the Receiving Party will have the burden of proving;
                  (b) is, or through no act or failure to act of the Receiving Party becomes, publicly known;
                  (c) is received by the Receiving Party from a third party without restriction on disclosure (although this exception will not apply if such third party is itself violating a confidentiality obligation by making such disclosure);
                  (d) is independently developed by the Receiving Party without reference to the Confidential Information of the Disclosing Party, which independent development the Receiving Party will have the burden of proving;
                  (e) is approved for release by written authorization of the Disclosing Party; or
                  (f) is required to be disclosed by a Government Body to further the objectives of this Agreement or by a proper order of a court of competent jurisdiction; provided, however that the Receiving Party will use its best efforts to minimize such disclosure and will consult with and assist the Disclosing Party in obtaining a protective order prior to such disclosure.

         6.5 Expenses. Whether or not the Reorganization is consummated, all fees and expenses incurred in connection with the Reorganization including, without limitation, all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties ("Third Party Expenses") incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby, will be the obligation of the respective party incurring such fees and expenses.

         6.6 Public Disclosure. Unless otherwise required by law, prior to the Effective Time, no disclosure (whether or not in response to an inquiry) of the subject matter of this Agreement will be made by any party to this Agreement unless approved by Golden Soil and Merilus prior to release, provided that such approval will not be unreasonably withheld.

         6.7 Consents. Each party will use its best efforts to obtain the consents, waivers and approvals as may be required in connection with the Reorganization so as to preserve all rights of, and benefits to, such party following the Reorganization.


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



         6.8 Reasonable Effort. Subject to the terms and conditions provided in this Agreement, each of the parties to this Agreement will use commercially reasonable efforts to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to complete and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties to this Agreement the benefits contemplated by this Agreement.

         6.9 Notification of Certain Matters. Each party will give prompt notice to the other of (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate at or prior to the Effective Time and (ii) any failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section will not limit or otherwise affect any remedies available to the party receiving such notice.

         6.10     Private Placement. Golden Soil will:

                  (a) Warrant Offering. Carry out a private placement warrant offering with Imperium whereby Imperium will receive 2,000,000 warrants, each warrant exercisable for one share of common stock of Golden Soil at $1.00 per share. Imperium hereby agrees to exercise a sufficient number of these warrants on or before November 15, 2000 to ensure Golden Soil has raised $2,000,000 in cash proceeds, minus any amount loaned to Merilus, by that date from all private placements. Golden Soil agrees the entire $2,000,000 will be immediately available to Merilus on receipt by way of a loan or loans.
                  (b) Share Offering. Carry out a private placement offering of a minimum of 1,000,000 to a maximum of 2,000,000 shares at a purchase price of not less than $5.00 per share to be completed within 60 days from Closing. Golden Soil will not conduct any other private placements other than those offerings discussed section 5(a) and (b).

All such offering will be conducted in accordance with all applicable laws.

         6.11 Bridge Loans. Golden Soil has or will provide Merilus with the following bridge loans from all private placement funds received:

         (a)      a loan of $150,000 on August 31, 2000;
         (b)      a loan of $150,000 on October 6, 2000;
         (c)      a loan of $150,000 on October 19, 2000;
         (d)      a loan of $200,000 on October 31, 2000; and
         (e) a loan or loans totaling with all previous loans not less than $2,000,000 from all private placement funds received by Golden Soil immediately on receipt of such funds, but in any event not later than November 15, 2000.

All bridge loans are subject to Golden Soil having received a duly executed promissory notes from Merilus for such funds prior to release. The loan proceeds will be available for pick-up by bank draft or solicitor's trust cheque at 618 - 688 West Hastings Street, Vancouver, British Columbia on the date due. The maturity date of these promissory notes will be 270 days from the date of termination of this Agreement in the event the Closing will not occur. The parties agree the loan may be repaid or assumed by Golden Soil on closing the private placement contemplated in sub-section 6.10 above.

         6.12 Support Agreement. Immediately after the Closing, Golden Soil and Merilus will execute and deliver a Support Agreement between Golden Soil and Merilus containing the terms and conditions set forth in Exhibit D (the "Support Agreement"), together with such other terms and conditions as may be agreed to by the parties to this Agreement acting reasonably

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         6.13     Voting and Exchange Trust Agreement. Golden Soil, Merilus and
Interwest Transfer Company, Inc. will execute and deliver a Voting and Exchange Trust Agreement containing the terms and conditions set forth in Exhibit E (the "Voting and Exchange Trust Agreement"), together with such other terms and conditions as may be agreed to by the parties to this Agreement acting reasonably

         6.14 Escrow Agreement. Golden Soil, Merilus and Interwest Transfer Company, Inc. will execute and deliver an escrow agreement which will result in all Golden Soil Common Stock to be issued on the exchange of the Exchangeable Shares to be subject to a one year hold from the Effective Date. The escrow agreement will contain the terms and conditions set forth in Exhibit F (the "Escrow Agreement"), together with such other terms and conditions as may be agreed to by the parties to this Agreement acting reasonably.

         6.15 Employment Agreements. Immediately after Closing, Merilus will enter into employment agreements with Messrs. Dana Epp, Chad Northcott, Kevin Trass, Steven Hemenway and Ross Mrazek in form and substance acceptable to the Board of Directors of Golden Soil and each contracting party.

         6.16 Officers and Directors. Golden Soil will cause each of their officers and directors to submit and such persons will have submitted written resignations effective as of the Closing and the nominees selected as per
Section 1.5 will have been appointed officers and directors of Golden Soil and Merilus, as applicable, effective as of the Closing.

         6.17 Additional Documents and Further Assurances. Each party to this Agreement, at the request of another party to this Agreement, will execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

         7.0      CONDITIONS TO THE REORGANIZATION.

         7.1 Conditions to Obligations of Each Party to Effect the Reorganization. The respective obligations of each party to this Agreement to effect the Reorganization will be subject to the satisfaction at or prior to the Effective Time of the following conditions:

                  (a) No  Injunctions or  Restraints;  Illegality.  No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Reorganization will be in effect, nor will any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; nor will there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Reorganization, which makes the consummation of the Reorganization illegal.
                  (b) Consents,  Permits, Waivers and Approval. The parties will have obtained any and all consents, permits, waivers, and approvals necessary or appropriate for consummation of the transaction contemplated under this Agreement (except for such as may be properly obtained subsequent to Closing).
                  (c) Litigation. There will be no bona fide action, suit, claim or proceeding of any nature pending, or overtly threatened, against Golden Soil or Merilus, their respective properties or any of their officers or directors, arising out of, or in any way connected with, the Reorganization or the other transactions contemplated by the terms of this Agreement.
                  (d) Private Placement and Bridge Loans.  Golden Soil will have raised not less than $2,000,000 from all private placements conducted in accordance with Section 6.10 of this Agreement and will have loaned $2,000,000 in total to Merilus for working capital purposes on or before November 15, 2000 in accordance with Section 6.11 of this Agreement.

         7.2 Additional Conditions to Obligations of Merilus. The obligations of Merilus to consummate and effect this Agreement and the transactions contemplated hereby will be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by Merilus:

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



                  (a) Representations, Warranties and Covenants. The representations and warranties of Golden Soil in this Agreement will be true and correct in all material respects on and as of the Effective Time as though such representations and warranties were made on and as of such time and Golden Soil will have performed and complied in all material respects with all covenants and obligations of this Agreement required to be performed and complied with by it as of the Effective Time.
                  (b) Claims. There will not have occurred any claims (whether or not asserted in litigation) which may materially and adversely affect the consummation of the transactions contemplated hereby or may have a material adverse effect on Golden Soil.
                  (c) Certificate of President. Merilus will have been provided with a certificate executed on behalf of Golden Soil by its President to the effect that, as of the Effective Time:
                           (i)      all representations and warranties made by
Golden Soil in this Agreement are true and correct in all material respects;
                           (ii)     all covenants and obligations of this
Agreement to be performed by Golden Soil on or before such date have been so performed in all material respects.
                           (iii)    the conditions set forth in Section 7.1 and
7.2 have been satisfied.

         7.3 Additional Conditions to the Obligations of Golden Soil. The obligations of Golden Soil to consummate and effect this Agreement and the transactions contemplated hereby will be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by Golden Soil:

                  (a) Representations, Warranties and Covenants. The representations and warranties of Merilus in this Agreement will be true and correct in all material respects on and as of the Effective Time as though such representations and warranties were made on and as of the Effective Time and Merilus will have performed and complied in all material respects with all covenants and obligations of this Agreement required to be performed and complied with by it as of the Effective Time.
                  (b) Claims. There will not have occurred any claims (whether or not asserted in litigation) which may materially and adversely affect the consummation of the transactions contemplated hereby or may have a material adverse effect on Merilus.
                  (c) Third Party Consents. Any and all consents, waivers, and approvals required by Merilus will have been obtained.
                  (d) Certificate of Merilus. Golden Soil will have been provided with a certificate executed on behalf of Merilus by its President to the effect that, as of the Effective Time:
                           (i)      all representations and warranties made by
Merilus in this Agreement are true and correct in all material respects; and
                           (ii)     all covenants and obligations of this
Agreement to be performed by Merilus on or before such date have been so performed in all material respects; and
                           (iii)    the provisions set forth in Section 7.3 have
 been satisfied.

         8.0      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         8.1 Survival of Representations and Warranties. All representations, warranties, agreements, covenants contained in this Agreement will survive for a period of three years from the anniversary date of the Effective Date; except for the representations and warranties relating or pertaining to any tax or tax returns by the parties which will survive until the expiration of all applicable statutes of limitations, or extensions, governing each tax or tax returns.

         9.0      TERMINATION, AMENDMENT AND WAIVER.

         9.1 Termination. Except as provided in Section 9.2, this Agreement may be terminated and the Reorganization abandoned at any time prior to the Effective Time:

                  (a)      by mutual consent of Merilus and Golden Soil;

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



                  (b) by Golden Soil or Merilus if (a) the Effective Time has not occurred by November 30, 2000; (b) there will be a final nonappealable order of a federal or state court in effect preventing consummation of the Reorganization; or (c) there will be any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Reorganization by any Governmental Entity that would make consummation of the Reorganization illegal;
                  (c) by either party if there will be any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Reorganization by any Governmental Entity, which would prohibit Merilus's ownership or operation of any portion of the business of Golden Soil;
                  (d) by Merilus if it is not in material breach of its obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Golden Soil and such breach has not been cured within ten (10) calendar days after written notice to Golden Soil; provided, however, that, no cure period will be required for a breach which by its nature cannot be cured;
                  (e) by Golden Soil if it is not in material breach of its obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Merilus and such breach has not been cured within ten (10) calendar days after written notice to Merilus; provided, however, that no cure period will be required for a breach which by its nature cannot be cured. Where action is taken to terminate this Agreement pursuant to this Section 9.1, it will be sufficient for such action to be authorized by the Board of Directors (as applicable) of the party taking such action.

         9.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 9.1:

                  (a) General. This Agreement will forthwith become void and there will be no liability or obligation on the part of Golden Soil or Merilus, or their respective officers, directors or shareholders, provided that each party will remain liable for any breaches of this Agreement prior to its termination; provided further that the provisions of Sections 6.4, 6.5 and 6.6,
Section 9 and this Section 9.2 will remain in full force and effect and survive any termination of this Agreement;
                  (b) Loans Advanced. All loans advanced by Golden Soil to Merilus will become due and payable 270 days from the date of termination; and
                  (c) Debt Assumption. Imperium Capital Inc., as a break up fee, will assume the Can $250,000 debt obligation that Merilus has to Clyde Resources Ltd., and the Can $250,000 debt obligation that Merilus has to Bank Sal Oppenheim Jr & Cie (Schweiz) AG.

         9.3 Amendment. This Agreement may be amended by the parties to this Agreement at any time by execution of an instrument in writing signed on behalf of each of the parties to this Agreement.

         9.4 Extension; Waiver. At any time prior to the Effective Time, Golden Soil and Merilus, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations of the other party to this Agreement,
(ii) waive any inaccuracies in the representations and warranties made to such party contained in this Agreement or in any document delivered pursuant to this Agreement, and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained in this Agreement. Any agreement on the part of a party to this Agreement to any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of such party.

         10.0     GENERAL PROVISIONS.

         10.1 Notices. All notices and other communications hereunder will be in writing and will be deemed given if delivered personally or by commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as will be specified by like notice), provided, however, that notices sent by mail will not be deemed given until received:

         (a)      if to Golden Soil, to:

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




                           Venture Law Corporation
                           688 West Hastings Street, Suite 618
                           Vancouver, BC, V6B 1P1
                           Attention: Alixe B. Cormick
                           Telephone No.: (604) 659-9188
                           Facsimile No.: (604) 659-9178

         (b)      if to Merilus, to:

                           Merilus Technologies Inc.
                           #307, 46165 Yale Road
                           Chilliwack, British Columbia V2R 3C7
                           Attn: Dana Epp
                           Telephone No.: (604) 792-0100
                           Facsimile No.: (604) 792-0911

                  and copies to:

                           Sliman, Stander & Company
                           Barristers & Solicitors
                           204-45389 Luckakuck Way
                           Chilliwack, British Columbia V2R 3C7
                           Attn: Bruce Davies
                           Telephone No.: (604) 824-7777
                           Facsimile No.: (604) 824-7770

                  and to:

                           Nexus Venture Capital Lawyers
                           3400 - 666 Burrard Street
                           Vancouver, British Columbia V6C 2X8
                           Attn: Paul Visosky
                           Telephone No.: (604) 639-3131
                           Facsimile No.: (604) 639-2803

                  and to:

                           Ogden Murphy Wallace, P.L.L.C.
                           1601 Fifth Avenue, Suite 2100
                           Seattle, WA 98101
                           Attn: Shea Wilson and Derek Woolston
                           Telephone No.: (206) 447-7000
                           Facsimile No.: (206) 447-0215

         10.2 Interpretation. The words include, includes and including when used in this Agreement will be deemed in each case to be followed by the words without limitation. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

         10.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

     10.4 Entire Agreement; Assignment. This Agreement, the Exhibits to this Agreement and the documents and instruments and other agreements among the parties to this Agreement referenced in this Agreement: (a) constitute the entire agreement among the parties with respect to the subject matter of this Agreement and

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



supersede all prior agreements and understandings both written and oral among the parties with respect to the subject matter of this Agreement, (b) are not intended to confer on any other person any rights or remedies hereunder; and (c) will not be assigned by operation of law or otherwise.

         10.5 Severability. In the event that any provision of this Agreement or the application of this Agreement, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties to this Agreement. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

         10.6 Other Remedies. Except as otherwise provided in this Agreement, any and all remedies in this Agreement expressly conferred on a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity on such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

         10.7 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws of the State of Nevada. Each of the parties to this Agreement irrevocably consents to the exclusive jurisdiction and venue of any court within Clark County, State of Nevada, in connection with any matter based on or arising out of this Agreement or the matters contemplated in this Agreement, agrees that process may be served on them in any manner authorized by the laws of the State of Nevada for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

         10.8 Rules of Construction. The parties to this Agreement agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefor, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

         10.9     Time of the Essence.  Time will be of the essence.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of October __, 2000.

                               [SIGNATURE FOLLOWS]

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



               SIGNATURE FOR AGREEMENT AND PLAN OF REORGANIZATION

MERILUS TECHNOLOGIES INC.                                GOLDEN SOIL, INC.



By:_____________________________                  By:___________________________
Name: Dana Epp                                       Name: Xenios Xenopoulous
Title: Chief Executive Officer and                   Title: President

613636 BRITISH COLUMBIA, INC.



By:___________________________
Name:
Title:


Merilus               Exchangeable
Common Stock          Shares to be
to be Delivered       Received             Name, Address and Signature
---------------       -------------------- ---------------------------
1408                  825,000

                                           By:___________________________
                                           Name: DANA M. EPP
                                           Address: #60 - 46360 Valleyview Road
                                                    Chilliwack, B.C.     V2R 5L7
1408                  825,000

                                           By:___________________________
                                           Name: KEVIN S. TRASS
                                           Address: 5685 Thornhill Street
                                                    Chilliwack, B.C.     V2R 3L7
1408                  825,000

                                           By:___________________________
                                           Name: JULIE TRASS
                                           Address:5685 Thornhill Street
                                                    Chilliwack, B.C.     V2R 3L7
1408                  825,000

                                           By:___________________________
                                           Name: JENNIFER EPP
                                           Address: #60 - 46360 Valleyview Road
                                                    Chilliwack, B.C.     V2R 5L7
64                    37,500

                                           By:___________________________
                                           Name: BRUCE DAVIES
                                           Address: 46442 Edgemont Place
                                                    Chilliwack, B.C.     V2R 3Y5

64                    37,500

                                           By:___________________________
                                           Name: STEPHEN R. HEMENWAY
                                           Address: 45002 Bedford Place
                                                    Chilliwack, B.C.     V2R 3C2
64                    37,500

                                           By:___________________________
                                           Name: ROSS MRAZEK
                                           Address: 673 West 7th Avenue
                                                    Vancouver, B.C.   V5Z 1B6
128                   75,000

                                           By:___________________________
                                           Name: CHAD NORTHCOTT
                                           Address: #21 - 5352 Vedder Road
                                                    Chilliwack, B.C.     V2R 3S7
64                    37,500

                                           By:___________________________
                                           Name: ROBERT NICKLOM
                                           Address: 46093 Pioneer Drive
                                                    Chilliwack, B.C.     V2R 2Z3
64                    37,500

                                           By:___________________________
                                           Name: RON GOLDFINCH
                                           Address: 45948 Higginson Road
                                                    Chilliwack, B.C.     V2R 2A7
192                   112,500

                                           By:___________________________
                                           Name: GORDON ECKHARDT
                                           Address: 9110 Garden Drive
                                                    Chilliwack, B.C.     V2R 5M7
128                   75,000

                                         By:___________________________
                                         Name: ALAN BAILWARD
                                         Address: #102 - 33941 Essendence Avenue
                                                    Abbotsford, B.C.     V2S 2J1
64                    37,500

                                         By:___________________________
                                         Name: Hugh Cartwright, Director
                                         Address:_______________________

Agreed and accepted to as to Sections     Agreed and accepted to as to Sections
1.7 and 9 of this Agreement:              6.10 and 9.2 of   this Agreement:

VENTURE LAW CORPORATION                    IMPERIUM CAPITAL INC.



By:_____________________________           By:_____________________________
Name: Alixe Cormick                        Name: Myron Gushlak
Title: President                           Title: President

                                    EXHIBIT A

                       SHARE CAPITAL AND OTHER PROVISIONS
  TO BE INCLUDED IN THE ARTICLES OF INCORPORATION OF MERILUS TECHNOLOGIES INC.
  ----------------------------------------------------------------------------

A. SHARE CAPITAL PROVISIONS ATTACHING TO THE COMMON SHARES
   -------------------------------------------------------

         The  common  shares  ("Common   Shares")  in  the  capital  of  Merilus
Technologies Inc. ("Merilus Canada") will have the following rights, privileges, restrictions and conditions attached:

Dividends
---------

         The holders of Common Shares are entitled, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of Merilus Canada, to receive dividends when declared by the Board of Directors out of property of Merilus Canada legally available for that purpose.

Liquidation
-----------

         Subject to the prior rights of the Exchangeable Shares and any other shares ranking prior to the Common Shares, the holders of Common Shares will, on any liquidation, dissolution or winding-up of Merilus Canada, whether voluntary or involuntary, or other distribution of the assets of Merilus Canada for the purpose of winding-up its affairs, be entitled to receive the remaining property and assets of Merilus Canada.

Voting
------

         The holders of the Common Shares will be entitled to receive notice of and to attend all meetings of shareholders (other than separate meetings of other classes or series of shares), and will be entitled to one vote for each Common Share held.

B.  PROVISIONS ATTACHING TO THE EXCHANGEABLE SHARES
    -----------------------------------------------

         The Exchangeable Shares in the capital of Merilus Canada will have the following rights, privileges, restrictions and conditions:

         1.0  INTERPRETATION

         1.1 For the Purposes of These Rights, Privileges, Restrictions and
Conditions:

         "Act"   means  the  Company  Act   (British   Columbia),   as  amended,
consolidated or reenacted from time to time.

         "Aggregate Equivalent Vote Amount" means, with respect to any matter, proposition or question on which holders of Merilus USA Common Stock are entitled to vote, consent or otherwise act, the product of (i) the number of Exchangeable Shares then issued and outstanding and held by holders (other than Merilus USA and its Subsidiaries) multiplied by (ii) the number of votes to which a holder of one share of Merilus USA Common Stock is entitled with respect to such matter, proposition or question.

         "Automatic Redemption Date" means the date for the automatic redemption by Merilus Canada of Exchangeable Shares pursuant to Article 7 of these share provisions, which date will be the first to occur of (a) the date, if any, selected pursuant to this clause (a) by the Board of Directors of Merilus Canada, such date to be no earlier than the tenth anniversary of the Effective Date of the Reorganization, (b) the date selected by the Board of Directors of Merilus Canada (such date to be no earlier than the third anniversary of the Effective Date of the Reorganization) at a time when less than 10% of the number of Exchangeable Shares issuable on the Effective Date (other than Exchangeable Shares held by Merilus USA and its Subsidiaries, and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issuance or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into or carrying rights to acquire Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction involving or affecting the Exchangeable Shares) are outstanding, (c) the Business Day prior to the record date for any meeting or vote of the shareholders of Merilus Canada to consider any matter on which the holders of Exchangeable Shares would be entitled to vote as shareholders of Merilus Canada, but excluding any meeting or vote as described in clause (d) below, or (d) the Business Day following the day on which the holders of Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares, if and to the extent such action is required, to approve or disapprove, as applicable, any change to, or in the rights of the holders of, Exchangeable Shares, if the approval or disapproval, as applicable, of such change would be required to maintain the economic and legal equivalence of the Exchangeable Shares and Merilus USA Common Stock.

         "Board of Directors" means the board of directors of Merilus Canada and any committee thereof acting within its authority.

         "Business Day" means any day other than a Saturday, a Sunday or a day when banks are not open for business in Vancouver, British Columbia.

         "Common  Shares"  means the  common  shares in the  capital  of Merilus
Canada.

         "Current Market Price" means, in respect of a share of Merilus USA Common Stock on any date, the average of the closing sale prices per share (computed and rounded to the third decimal point) of shares of Merilus USA Common Stock during the period of 20 consecutive trading days ending not more than five trading days before such date on the OTCBB, or, if Merilus USA Common Stock is not then traded on the OTCBB, on such other stock exchange or automated quotation system on which Merilus USA Common Stock is listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if, in the opinion of the Board of Directors the public distribution or trading activity of Merilus USA Common Stock during such period does not create a market which reflects the fair market value of a share of Merilus USA Common Stock, then the Current Market Price of a share of Merilus USA Common Stock will be determined by the Board of Directors based on the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further than any such selection, opinion or determination by the Board of Directors will be conclusive and binding.

         "Exchange Put Date" has the meaning provided in Section 8.2.

         "Exchange Put Right" has the meaning provided in Section 8.1.

         "Exchangeable Share Consideration" means, for any acquisition of or redemption of or distribution of assets of Merilus Canada in respect of or purchase pursuant to these share provisions, the Reorganization Agreement, the Support Agreement or the Voting and Exchange Trust Agreement:

         (a) certificates representing the aggregate number of shares of Merilus USA Common Stock deliverable in connection with such action;

         (b) a cheque or cheques payable at par at any branch of the bankers of the payor in the amount of all declared, payable and unpaid, and all undeclared but payable, cash dividends deliverable in connection with such action; and

         (c) such stock or other property constituting any declared and unpaid, and all undeclared but payable, non-cash dividends deliverable in connection with such action,

provided that (i) that part of the consideration which represents (a) above, will be fully paid and satisfied by the delivery of one share of Merilus USA Common Stock for each one Exchangeable Share, such share to be duly issued as a fully paid and non-assessable share, (ii) that part of the consideration which represents (c), above, unpaid will be fully paid and satisfied by delivery of such non-cash items, and (iii) any such consideration will be delivered free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest less any tax required to be deducted and withheld therefrom and without interest.

         "Exchangeable Share Price" means, for each Exchangeable Share, an amount equal to the aggregate of:

          (a) the Current Market Price of a share of Merilus USA Common Stock; plus

          (b) an additional amount equal to the full amount of all cash dividends declared, payable and unpaid on such Exchangeable Share; plus

          (c) an additional amount equal to all dividends declared and payable on Merilus USA Common Stock which have not been declared on Exchangeable Shares in accordance herewith; plus

          (d) an additional amount representing non-cash dividends declared, payable and unpaid on such Exchangeable Share.

         "Exchangeable Shares" means the Exchangeable Shares of Merilus Canada having the rights, privileges, restrictions and conditions set forth herein.

         "Liquidation Amount" has the meaning provided in Section 5.1.

         "Liquidation Call Right" has the meaning provided in the Articles of Incorporation of Merilus Canada.

         "Liquidation Date" has the meaning provided in Section 5.1.

         "Merilus Canada" means Merilus Technologies Inc., a corporation organized and existing under the Act and includes any successor corporation.

         "Merilus USA" means Merilus, Inc., a corporation organized and existing under the laws of the State of Nevada and includes any successor corporation or any corporation in which the holders of Merilus USA Common Stock hold securities resulting from the application of Section 2.7 of the Support Agreement;

         "Merilus USA Call Notice" has the meaning provided in Section 6.3.

         "Merilus USA Common Stock" means the shares of common stock of Merilus USA, with a par value of U.S. $0.001 per share, having voting rights of one vote per share, and any other securities resulting from the application of Section
2.7 of the Support Agreement.

         "Merilus USA Dividend Declaration Date" means the date on which the board of directors of Merilus USA declares any dividend on Merilus USA Common Stock.

         "Merilus USA Special Share" means the one share of Special Voting Stock of Merilus USA, with a par value of U.S. $0.01, and having voting rights at meetings of holders of Merilus USA Common Stock equal to the Aggregate Equivalent Voting Amount.

         "Purchase Price" has the meaning provided in Section 6.3.

         "Redemption Call Purchase Price" has the meaning provided in the Articles of Incorporation of Merilus Canada.

         "Redemption Call Right" has the meaning provided in the Articles of Incorporation of Merilus Canada.

         "Redemption Price" has the meaning provided in Section 7.1.

         "Reorganization Agreement" means the Agreement and Plan of Reorganization involving and affecting Merilus, Merilus USA and the holders of common shares and options of Merilus Canada, dated as of October __, 2000, as further amended and restated from time to time.

         "Retracted Shares" has the meaning provided in subsection 6.1 (a).

         "Retraction Call Right" has the meaning provided in subsection 6.1 (c).

         "Retraction Date" has the meaning provided in subsection 6.1 (b).

         "Retraction Price" has the meaning provided in Section 6.1.

         "Retraction Request" has the meaning provided in Section 6.1.

         "Subsidiary", in relation to any person, means any body corporate, partnership, joint venture, association or other entity of which more than 50% of the total voting power of shares of stock or units of ownership or beneficial interest entitled to vote in the election of directors (or members of a comparable governing body) is owned or controlled, directly or indirectly, by such person.

         "Support Agreement" means the Support Agreement between Merilus USA and Merilus Canada, made as of November ___ , 2000.

         "Transfer Agent" means Interwest Tansfer Company, Inc.

         "Trustee" means the Trustee appointed under the Voting and Exchange Trust Agreement, and any successor trustee.

         "Voting and Exchange Trust Agreement" means the Voting and Exchange Trust Agreement among Merilus Canada, Merilus USA and the Trustee, made as of November __ , 2000.

         2.0 Ranking of Exchangeable Shares

         2.1 The Exchangeable Shares will rank pari passu with the Common Shares, with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of Merilus Canada, whether voluntary or involuntary, or any other distribution of the assets of Merilus Canada among its shareholders for the purpose of winding-up its affairs.

         3.0 Dividends

         3.1 A holder of an Exchangeable Share will be entitled to receive and the Board of Directors will, subject to applicable law, on each Merilus USA Dividend Declaration Date, declare a dividend on each Exchangeable Share

         (a) in the case of a cash dividend declared on Merilus USA Common Stock, in an amount in cash for each Exchangeable Share equal to the cash dividend declared on each share of Merilus USA Common Stock;
         (b) in the case of a stock dividend declared on Merilus USA Common Stock to be paid in Merilus USA Common Stock, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of shares of Merilus USA Common Stock to be paid on each share of Merilus USA Common Stock;
         (c) in the case of a dividend declared on Merilus USA Common Stock in property other than cash or securities of Merilus USA, in such type and amount of property for each Exchangeable Share as is the same as the type and amount of property declared as a dividend on each share of Merilus USA Common Stock; or
         (d) in the case of a dividend declared on Merilus USA Common Stock to be paid in securities of Merilus USA other than Merilus USA Common Stock, in such number of either such securities or economically equivalent securities of Merilus Canada, as the Board of Directors determines, for each Exchangeable Share as is equal to the number of securities of Merilus USA to be paid on each share of Merilus USA Common Stock. Such dividends will be paid out of money, assets or property of Merilus Canada properly applicable to the payment of dividends, or out of authorized but unissued shares of Merilus Canada.

         3.2 Cheques of Merilus Canada payable at par at any branch of the bankers of Merilus Canada will be issued in respect of any cash dividends contemplated by subsection 3.1 (a) hereof and the sending of such a cheque to each holder of an Exchangeable Share (less any tax required to be deducted and withheld from such dividends

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



paid or credited by Merilus Canada) will satisfy the cash dividends represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares will be issued or transferred in respect of any stock dividends contemplated by subsections 3.1
(b) or (d) hereof and the sending of such a certificate to each holder of an Exchangeable Share will satisfy the stock dividend represented thereby or dividend payable in other securities represented thereby. Such other type and amount of property in respect of any dividends contemplated by subsection 3.1
(c) hereof will be issued, distributed or transferred by Merilus Canada in such manner as it will determine and the issuance, distribution or transfer thereof by Merilus Canada to each holder of an Exchangeable Share will satisfy the dividend represented thereby. In all cases, any such dividends will be subject to any reduction or adjustment for tax required to be deducted and withheld from such dividends paid or credited by Merilus Canada. No holder of an Exchangeable Share will be entitled to recover by action or other legal process against Merilus Canada any dividend which is represented by a cheque that has not been duly presented to Merilus Canada's bankers for payment or which otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

         3.3 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 hereof will be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on Merilus USA Common Stock.

         3.4 If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends which remain unpaid will be paid on a subsequent date or dates determined by the Board of Directors on which Merilus Canada will have sufficient moneys, assets or property properly applicable to the payment of such dividends.

         3.5 Except as provided in this Article 3, the holders of Exchangeable Shares will not be entitled to receive dividends.

         4.0  Certain Restrictions

         4.1 So long as any of the Exchangeable Shares are outstanding, Merilus Canada will not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Article 10 of these share provisions:

          (a) pay any dividends on the Common Shares, or any other shares, other than stock dividends payable in any such other shares ranking junior to the Exchangeable Shares;

          (b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares with respect to the payment of dividends or on any liquidation distribution;

          (c) redeem or purchase any other shares of Merilus Canada ranking equally with the Exchangeable Shares with respect of the payment of dividends or on any liquidation distribution; or

          (d) amend the articles or by-laws of Merilus Canada, in either case in any manner that would affect the rights or privileges of the holders of the Exchangeable Shares.

         The restrictions in subsections 4.1 (a), 4.1 (b) and 4.1 (c) above will not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared with a record date on or following the effective date of the Reorganization Agreement on Merilus USA Common Stock will have been declared on the Exchangeable Shares and paid in full. Nothing herein will be interpreted to restrict Merilus Canada from issuing additional Common Shares or Exchangeable Shares.

         5.0  Distribution on Liquidation

         5.1 In the event of the liquidation, dissolution or winding-up of Merilus Canada or any other distribution of the assets of Merilus Canada among its shareholders for the purpose of winding-up its affairs, a holder of Exchangeable Shares will be entitled, subject to applicable law, to receive from the assets of Merilus Canada in respect of each Exchangeable Share held by such holder on the effective date of such liquidation, dissolution or winding-up (the"Liquidation Date"), before any distribution of any part of the assets of Merilus Canada to the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the"Liquidation Amount") in accordance with Section 5.2, which will be satisfied in full by Merilus Canada causing to be delivered to such holder a Merilus USA Common Share, together with all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Liquidation Date. In connection with payment of the Liquidation Amount, Merilus Canada will be entitled to liquidate some of Merilus USA Common Stock which would otherwise be deliverable as Exchangeable Share Consideration to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation.

         5.2 On or promptly after the Liquidation Date, and subject to the exercise by Merilus USA of the Liquidation Call Right, Merilus Canada will cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share on presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the by-laws of Merilus Canada and such additional documents and instruments as the Transfer Agent may reasonably require, at the registered office of Merilus Canada or at any office of the Transfer Agent as may be specified by Merilus Canada in Schedule A hereto or by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares will be made by delivery to each holder, at the address of the holder recorded in the securities register of Merilus Canada for the Exchangeable Shares or by holding for pick up by the holder at the registered office of Merilus Canada or at any office of the Transfer Agent as may be specified by Merilus Canada in Schedule A hereto or by notice to the holders of Exchangeable Shares, on behalf of Merilus Canada of the Exchangeable Share Consideration representing the total Liquidation Amount. On and after the Liquidation Date, the holders of the Exchangeable Shares will cease to be holders of such Exchangeable Shares and will not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares will not be made on presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders will remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. Merilus Canada will have the right at any time on or after the Liquidation Date to deposit or cause to be deposited the Exchangeable Share Consideration in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account or for safe keeping, in the case of non-cash items, with any chartered bank or trust company in Canada. On such deposit being made, the rights of the holders of Exchangeable Shares after such deposit will be limited to receiving their proportionate part of the total Liquidation Amount for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. On such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares will thereafter be considered and deemed for all purposes to be the holders of Merilus USA Common Stock delivered to them. Notwithstanding the foregoing, until such payment or deposit of such Exchangeable Share Consideration, the holder will be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

         5.3 After Merilus Canada has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share, such holders will not be entitled to share in any further distribution of the assets of Merilus Canada.

         6.0  Retraction of Exchangeable Shares by Holder

         6.1 A holder of Exchangeable Shares will be entitled at any time, subject to the exercise by Merilus USA of the Retraction Call Right and otherwise on compliance with the provisions of this Article 6, to require Merilus Canada to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Retraction Date (the"Retraction Price") in accordance with Section 6.4, which will be satisfied in full by Merilus Canada causing to be delivered to such holder a Merilus USA Common Stock for each Exchangeable Share presented and surrendered by the holder, together with the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Retraction Date. In connection with payment of the Retraction Price, Merilus Canada will be entitled to liquidate some of Merilus USA Common Stock that would otherwise be deliverable as Exchangeable Share Consideration to the particular holder of Exchangeable Shares in

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order  to  fund  any  statutory  withholding  tax  obligation.  To  effect  such redemption, the holder will present and surrender at the registered office of Merilus Canada or at any office of the Transfer Agent as may be specified by Merilus Canada in Schedule A hereto or by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares which the holder desires to have Merilus Canada redeem, together with such other
documents  and   instruments  as  may  be  required  to  effect  a  transfer  of
Exchangeable Shares under applicable law and the by-laws of Merilus Canada and such additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement (the"Retraction Request") in the form of Schedule"A" hereto or in such other form as may be acceptable to Merilus Canada:

         a) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the"Retracted Shares") redeemed by Merilus Canada;

         (b) stating the Business Day on which the holder desires to have Merilus Canada redeem the Retracted Shares (the"Retraction Date"), provided that the Retraction Date will be not less than five Business Days nor more than 10 Business Days after the date on which the Retraction Request is received by Merilus Canada and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date will be deemed to be the tenth Business Day after the date on which the Retraction Request is received by Merilus Canada; and

         (c) acknowledging the overriding right (the"Retraction Call Right") of Merilus USA to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request will be deemed to be a revocable offer by the holder to sell the Retracted Shares in accordance with the Retraction Call Right on the terms and conditions set out in
                  Section 6.3 below.

         6.2 Subject to the exercise by Merilus USA of the Retraction Call Right, on receipt by Merilus Canada or the Transfer Agent in the manner specified in Section 6.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have Merilus Canada redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in
Section 6.7, Merilus Canada will redeem the Retracted Shares effective at the close of business on the Retraction Date and will cause to be delivered to such holder the total Retraction Price with respect to such shares in accordance with
Section 6.4 hereof. If only a part of the Exchangeable Shares represented by any certificate are redeemed or purchased by Merilus USA pursuant to the Retraction Call right, a new certificate for the balance of such Exchangeable Shares will be issued to the holder at the expense of Merilus Canada.

         6.3 On receipt by Merilus Canada of a Retraction Request, Merilus Canada will immediately notify Merilus USA and provide to Merilus USA a copy of the Retraction Notice. In order to exercise the Retraction Call Right, Merilus USA must notify Merilus Canada in writing of its determination to do so (the"Merilus USA Call Notice") within two Business Days of such notification. If Merilus USA does not so notify Merilus Canada within such two Business Days, Merilus Canada will notify the holder as soon as possible thereafter that Merilus USA will not exercise the Retraction Call Right. If Merilus USA delivers Merilus USA Call Notice within such two Business Days, and provided that the Retraction Request is not revoked by the holder in the manner specified in
Section 6.7, the Retraction Request will thereon be considered only to be an offer by the holder to sell the Retracted Shares to Merilus USA in accordance with the Retraction Call Right. In such event, Merilus Canada will not redeem the Retracted Shares and Merilus USA will purchase from such holder and such holder will sell to Merilus USA on the Retraction Date the Retracted Shares for a purchase price per share (the"Purchase Price") equal to the Retraction Price. For the purposes of completing a purchase pursuant to the Retraction Call Right, Merilus USA will deposit with the Transfer Agent, on or before the Retraction Date, the Exchangeable Share Consideration representing the total Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right will be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by Merilus Canada of such Retracted Shares will take place on the Retraction Date. In the event that Merilus USA does not deliver a Merilus USA Call Notice within two Business Days or otherwise comply with these Exchangeable Share provisions in respect thereto, and provided that Retraction Request is not revoked by the holder in the manner specified in Section 6.7, Merilus Canada will redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

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         6.4 Merilus  Canada or Merilus USA, as the case may be, will deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of Merilus Canada for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of Merilus Canada or at any office of the Transfer Agent as may be specified by Merilus Canada in Schedule A hereto or by notice to the holders of Exchangeable Shares, the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, and such delivery of such Exchangeable Share Consideration to the Transfer Agent will be deemed to be payment of and will satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, except as to any cheque included therein which is not paid on due presentation.

         6.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares will cease to be a holder of such Retracted Shares and will not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive such holder's proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless on presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, will not be made, in which case the rights of such holder will remain unaffected until the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by Merilus Canada or purchased by Merilus USA will thereafter be considered and deemed for all purposes to be a holder of Merilus USA Common Stock delivered to it. Notwithstanding the foregoing, until such payment of such Exchangeable Share Consideration to the holder, the holder will be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

         6.6 Notwithstanding any other provision of this Article 6, Merilus Canada will not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law. If Merilus Canada believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Merilus USA will not have exercised the Retraction Call Right with respect to the Retracted Shares, Merilus Canada will only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and will notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by Merilus Canada. In any case in which the redemption by Merilus Canada of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law, Merilus Canada will redeem Retracted Shares in accordance with Section 6.2 of these share provisions on a pro rata basis and will issue to each holder of Retracted Shares a new certificate, at the expense of Merilus Canada, representing the Retracted Shares not redeemed by Merilus Canada pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in
Section 6.7, the holder of any such Retracted Shares not redeemed by Merilus Canada pursuant to Section 6.2 of these share provisions as a result of liquidity or solvency requirements or applicable law will be deemed by giving the Retraction Request to require Merilus USA to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Merilus USA to such holder of the Purchase Price for each such Retracted Share, all as more specifically provided in the Voting and Exchange Trust Agreement, and Merilus USA will make such purchase.

         6.7 A holder of Retracted Shares may, by notice in writing given by the holder to Merilus Canada before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request will be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to Merilus USA will be deemed to have been revoked.

         7.0  Redemption of Exchangeable Shares by Merilus Canada


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         7.1 Subject to applicable law, and if Merilus USA does not exercise the
Redemption Call Right, Merilus Canada will on the Automatic Redemption Date redeem the whole of the then outstanding Exchangeable Shares for an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the"Redemption Price") in accordance with Section
7.3. In connection with payment of the Redemption Price, Merilus Canada will be entitled to liquidate some of Merilus USA Common Stock which would otherwise be deliverable as Exchangeable Share Consideration to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation.

         7.2 In any case of a  redemption  of  Exchangeable  Shares  under  this
Article 7, Merilus Canada, or the Transfer Agent on behalf of Merilus Canada, will, at least 45 days before an Automatic Redemption Date or before a possible Automatic Redemption Date which may result from a failure of the holders of Exchangeable Shares to take necessary action as described in clause (d) of the definition of Automatic Redemption Date send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption or possible redemption by Merilus Canada or the purchase by Merilus USA under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. Such notice will set out the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Automatic Redemption Date and, if applicable, particulars of the Redemption Call Right. In the case of any notice given in connection with a possible Automatic Redemption Date, such notice will be given contingently and will be withdrawn if the contingency does not occur.

         7.3 On or after the Automatic Redemption Date and subject to the exercise by Merilus USA of the Redemption Call Right, Merilus Canada will cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share on presentation and surrender at the registered office of Merilus Canada or at any office of the Transfer Agent as may be specified by Merilus Canada in such notice of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the by-laws of Merilus Canada and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares will be made by delivery to each holder, at the address of the holder recorded in the securities register or at any office of the Transfer Agent as may be specified by Merilus Canada in such notice, on behalf of Merilus Canada, of the Exchangeable Share Consideration representing the total Redemption Price. On and after the Automatic Redemption Date, the holders of the Exchangeable Shares called for redemption will cease to be holders of such Exchangeable Shares and will not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the total Redemption Price for such Exchangeable Shares will not be made on presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders will remain unaffected until the total Redemption Price has been paid in the manner hereinbefore provided. Merilus Canada will have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the Exchangeable Share Consideration with respect to the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account or for safe keeping, in the case of non-cash items, with any chartered bank or trust company in Canada named in such notice. On the later of such deposit being made and the Automatic Redemption Date, the Exchangeable Shares in respect whereof such deposit will have been made will be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, will be limited to receiving their proportionate part of the total Redemption Price for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. On such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares will thereafter be considered and deemed for all purposes to be holders of Merilus USA Common Stock delivered to them. Notwithstanding the foregoing, until such payment or deposit of such Exchangeable Share Consideration is made, the holder will be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

         8.0 Exchange Put Right

         8.1 On and subject to the terms and conditions contained in these share provisions and the Voting and Exchange Trust Agreement:


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          (a)  a  holder  of  Exchangeable  Shares  will  have  the  right  (the
               "Exchange Put Right") at any time to require Merilus USA to purchase all or any part of the Exchangeable Shares of the holder; and

          (b) on the exercise by the holder of the Exchange Put Right and provided that, at the time of purchase, the Exchangeable Shares are registered in the United States, the holder will be required to sell to Merilus USA, and Merilus USA will be required to purchase from the holder, that number of Exchangeable Shares in respect of which the Exchange Put Right is exercised, in consideration of the payment by Merilus USA of the Exchangeable Share Price applicable thereto (which will be the Exchangeable Share Price applicable on the last Business Day prior to receipt of notice required under section 8.2) and delivery by or on behalf of Merilus USA of the Exchangeable Share Consideration representing the total applicable Exchangeable Share Price. In connection with payment of the Exchangeable Share Consideration, Merilus Canada will be entitled to liquidate some of Merilus USA Common Stock which would otherwise be deliverable to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation.

         8.2 The  Exchange  Put Right  provided  in  section  8.1  hereof and in
Article 5 of the Voting and Exchange Trust Agreement may be exercised at any time by notice in writing given by the holder to and received by the Trustee (the date of such receipt, the"Exchange Put Date") and accompanied by presentation and surrender of the certificates representing such Exchangeable Shares, together with such documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of Merilus Canada and such additional documents and instruments as the Trustee may reasonably require, at the principal transfer offices in Salt Lake City, Utah, of the Trustee, or at such other office or offices of the Trustee or of other persons designated by the Trustee for that purpose as may from time to time be maintained by the Trustee for that purpose. Such notice may be (i) in the form of the panel, if any, on the certificates representing Exchangeable Shares, (ii) in the form of the notice and election contained in any letter of transmittal distributed or made available by Merilus Canada for that purpose, or (iii) in other form satisfactory to the Trustee (or such other persons aforesaid), will stipulate the number of Exchangeable Shares in respect of which the right is exercised (which may not exceed the number of shares represented by certificates surrendered to the Trustee), will be irrevocable unless the exchange is not completed in accordance herewith and with the Voting and Exchange Trust Agreement and will constitute the holder's authorization to the Trustee (and such other persons aforesaid) to effect the exchange on behalf of the holder.

         8.3 The completion of the sale and purchase referred to in section 8.1 will be required to occur, and Merilus USA will be required to take all actions on its part necessary to permit it to occur, not later than the close of business on the third Business Day following the Exchange Put Date.

         8.4 The  surrender by the holder of  Exchangeable  Shares under section
8.2 will constitute the representation, warranty and covenant of the holder that the Exchangeable Shares so purchased are sold free and clear of any lien, encumbrance, security interest or adverse claim or interest.

         8.5 If a part only of the Exchangeable Shares represented by any certificate are to be sold and purchased pursuant to the exercise of the Exchange Put Right, a new certificate for the balance of such Exchangeable Shares will be issued to the holder at the expense of Merilus Canada.

         8.6 On receipt by the Trustee of the notice, certificates and other documents or instruments required by section 8.2, the Trustee will deliver or cause to be delivered, on behalf of Merilus USA and subject to receipt by the Trustee from Merilus USA of the applicable Exchangeable Share Consideration, to the relevant holder at the address of the holder specified in the notice or by holding for pick-up by the holder at the registered office of Merilus Canada or at any office of the Trustee (or other persons aforesaid) maintained for that purpose, the Exchangeable Share Consideration representing the total applicable Exchangeable Share Price, within the time stipulated in section 8.3. Delivery by Merilus USA to the Trustee of such Exchangeable Share Consideration will be deemed to be payment of and will satisfy and discharge all liability for the total applicable Exchangeable Share Price, except as to any cheque included therein which is not paid on due presentation.

         8.7 On and after the close of business on the Exchange Put Date, the holder of the Exchangeable Shares in respect of which the Exchange Put Right is exercised will not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the total applicable Exchangeable Share Price, unless on presentation and surrender of certificates in accordance with the foregoing provisions, payment of the Exchangeable Share

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



Consideration will not be made, in which case the rights of such holder will remain unaffected until such payment has been made. On and after the close of business on the Exchange Put Date provided that presentation and surrender of certificates and payment of the Exchangeable Share Consideration has been made in accordance with the foregoing provisions, the holder of the Exchangeable Shares so purchased by Merilus USA will thereafter be considered and deemed for all purposes to be a holder of Merilus USA Common Stock delivered to it.
Notwithstanding the foregoing, until payment of the Exchangeable Share Consideration to the holder, the holder will be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

         9.0 Voting Rights

         9.1 Except as required by applicable law and the provisions hereof, the holders of the Exchangeable Shares will not be entitled as such to receive notice of or to attend any meeting of the shareholders of Merilus Canada or to vote at any such meeting.

         10.0 Amendment and Approval

         10.1 The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but, except as hereinafter provided, only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

         10.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares will be deemed to have been sufficiently given if it will have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than 66 2/3% of the votes cast on such resolution by persons represented in person or by proxy at a meeting of holders of Exchangeable Shares (excluding Exchangeable Shares beneficially owned by Merilus USA or its Subsidiaries) duly called and held at which the holders of at least 50% of the outstanding Exchangeable Shares at that time are present or represented by proxy. If at any such meeting the holders of at least 50% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting will be adjourned to such date not less than 10 days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting, the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than 66 2/3% of the votes cast on such resolution by persons represented in person or by proxy at such meeting (excluding Exchangeable Shares beneficially owned by Merilus USA or its Subsidiaries) will constitute the approval or consent of the holders of the Exchangeable Shares. For the purposes of this section, any spoiled votes, illegible votes, defective votes and abstinences will be deemed to be votes not cast.

         11.0 Reciprocal Changes, Etc. in Respect of Merilus USA Common Stock

         11.1

         (a) Each holder of an Exchangeable Share acknowledges that the Support Agreement provides, in part, that Merilus USA will not:

                  (i) issue or distribute shares of Merilus USA Common Stock (or securities exchangeable for or convertible into or carry rights to acquire shares of Merilus USA Common Stock) to the holders of all or substantially all of the then outstanding shares of Merilus USA Common Stock by way of stock dividend or other distribution; or

                  (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding shares of Merilus USA Common Stock entitling them to subscribe for or to purchase shares of Merilus USA Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Merilus USA Common Stock); or

                  (iii) issue or distribute to the holders of all or substantially all of the then outstanding shares of Merilus USA Common Stock (A) shares or securities of Merilus USA of any class other than Merilus USA Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire shares of Merilus USA Common Stock), (B) rights, options or warrants other than those referred to in subsection
                           11.1 (a) (ii) above, (C) evidences of indebtedness of Merilus USA or (D) assets of Merilus USA;

                  unless one or both of Merilus USA and Merilus Canada is permitted under applicable law to issue or distribute the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets to the holders of the Exchangeable Shares, and one or both of Merilus USA and Merilus Canada will issue or distribute the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets simultaneously to the holders of the Exchangeable Shares.

         (b) Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides, in part, that Merilus USA will not:

                  (i) subdivide, redivide or change the then outstanding shares of Merilus USA Common Stock into a greater number of shares of Merilus USA Common Stock; or

                  (ii) reduce, combine or consolidate or change the then outstanding shares of Merilus USA Common Stock into a lesser number of shares of Merilus USA Common Stock; or

                  (iii) reclassify or otherwise change the shares of Merilus USA Common Stock or effect an amalgamation, merger, reorganization or other transaction involving or affecting the shares of Merilus USA Common Stock;

                  unless Merilus Canada is permitted under applicable law to simultaneously make the same or an economically equivalent change to, or in the rights of the holders of, the Exchangeable Shares, and the same or an economically equivalent change is simultaneously made to, or in the rights of the holders of, the Exchangeable Shares. The Support Agreement further provides, in part, that, with the exception of certain ministerial amendments, the aforesaid provisions of the Support Agreement will not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Article 10 of these share provisions.

         12.0 Actions by Merilus Canada under Support Agreement

         12.1 Merilus Canada will take all such actions and do all such things as will be necessary or advisable to perform and comply with and to ensure performance and compliance by Merilus USA with all provisions of the Support Agreement, the Voting Trust and Exchange Agreement and Merilus USA's Certificate of Incorporation applicable to Merilus Canada and Merilus USA, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as will be necessary or advisable to enforce to the fullest extent possible for the direct benefit of Merilus Canada all rights and benefits in favour of Merilus Canada under or pursuant thereto.

         12.2 Merilus Canada will not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement, the Voting Trust and Exchange Agreement or Merilus USA's Certificate of Incorporation without the approval of the holders of the Exchangeable Shares given in accordance with Article 10 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purpose of:

          (a) adding to the covenants of the other party or parties to such agreement for the protection of Merilus Canada or the holders of Exchangeable Shares; or

          (b) making such provisions or modifications not inconsistent with such agreement or certificate as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of

               Directors will be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

          (c) making such changes in or corrections to such agreement or certificate which, on the advice of counsel to Merilus Canada, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors will be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

         13.0 Legend

         13.1 The certificates evidencing the Exchangeable Shares will contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the provisions of the Reorganization Agreement relating to the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights and exchange provisions thereunder).

         14.0 Miscellaneous

         14.1 Any notice, request or other communication to be given to Merilus Canada by a holder of Exchangeable Shares will be in writing and will be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of Merilus Canada and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, will only be deemed to have been given and received on actual receipt thereof by Merilus Canada.

         14.2 Any presentation and surrender by a holder of Exchangeable Shares to Merilus Canada or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of Merilus Canada or the retraction, redemption or exchange of Exchangeable Shares will be made by registered mail (postage prepaid) or by delivery to the registered office of Merilus Canada or to such office of the Transfer Agent as may be specified by Merilus Canada, in each case addressed to the attention of the President of Merilus Canada. Any such presentation and surrender of certificates will only be deemed to have been made and to be effective on actual receipt thereof by Merilus Canada or the Transfer Agent, as the case may be, and the method of any such presentation and surrender of certificates will be at the sole risk of the holder.

         14.3 Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of Merilus Canada will be in writing and will be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of Merilus Canada or, in the event of the address of any such holder not being so recorded, then at the last address of such holder known to Merilus Canada. Any such notice, request or other communication, if given by mail, will be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, will be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares will not invalidate or otherwise alter or affect any action or proceeding to be or intended to be taken by Merilus Canada.

         14.4 For greater certainty, Merilus Canada will not be required for any purpose under these share provisions to recognize or take account of persons who are not so recorded in such securities register.

         14.5 All Exchangeable Shares acquired by Merilus Canada on the redemption or retraction thereof will be canceled.

                                   SCHEDULE A

                               RETRACTION REQUEST
                               ------------------


To: Merilus  Technolgies Inc.  ("Merilus  Canada") and Merilus,  Inc.  ("Merilus
USA")

This request is given pursuant to Article 6 of the provisions (the "Share Provisions") attaching to the Exchangeable Shares of Merilus Canada and all capitalized words and expressions used in this request which are defined in the Share Provisions have the meaning attributed to such words and expressions in such Share Provisions.

The undersigned hereby notifies Merilus Canada that, subject to the Retraction Call Right referred to below, the undersigned requests Merilus Canada to redeem in accordance with Article 6 of the Share Provisions:

[  ] all share(s) represented by the accompanying certificate(s); or

[  ] share(s) only.

The undersigned hereby notifies Merilus Canada that the Retraction Date will be

NOTE: The Retraction Date must be a Business Day and must not be less than five Business Days nor more than 10 Business Days after the date on which this notice and the accompanying shares are received at the registered office of Merilus Canada or at any office of the Transfer Agent as may be specified in this Retraction Request or as may be specified by the Merilus Canada by notice to the holders of the Exchangeable Shares. In the event that no such Business Day is correctly specified above, the Retraction Date will be deemed to be the tenth Business Day after the date on which this request is received by Merilus Canada.

The undersigned acknowledges the Retraction Call Right of Merilus USA to purchase all but not less than all the Retracted Shares from the undersigned and that this request will be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Merilus USA in accordance with the Retraction Call Right on the Retraction Date for the Retraction Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. If Merilus USA determines not to exercise the Retraction Call Right, Merilus Canada will notify the undersigned of such fact as soon as possible. This retraction request, and offer to sell the Retracted Shares to Merilus USA, may be revoked and withdrawn by the undersigned by notice in writing given to Merilus Canada at any time before the close of business on the Business Date immediately preceding the Retraction Date.

The undersigned acknowledges that if, as a result of liquidity or solvency provisions of applicable law, Merilus Canada is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require Merilus USA to purchase the unredeemed Retracted Shares.

The undersigned hereby represents and warrants to Merilus Canada and Merilus USA that the undersigned has good title to, and owns, the share(s) represented by the accompanying certificate free and clear of all liens, claims, encumbrances, security interests and adverse claims or interests.




-------------------      ----------------------------   -----------------------
(Date)                   (Signature of Shareholder)     (Guarantee of Signature)

 [ ] Please check box if the legal or beneficial owner of the Retracted Shares is a non-resident of Canada.

[ ] Please check box if the securities and any cheque(s) or other non-cash assets resulting from the retraction of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer offices of Interwest Transfer Company, Inc. (the"Transfer Agent") in Salt Lake City, Utah, failing which the securities and any cheque(s) or other non-cash assets will be delivered to the shareholder in accordance with the share provisions.

NOTE: This panel must be completed and the accompanying certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent at its principal transfer offices in Salt Lake City, Utah. The securities and any cheque(s) or other non-cash assets resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, or transferred into, respectively, the name of the shareholder as it appears on the register of Merilus Canada and the securities, cheque (s) and other non-cash assets resulting from such retraction or purchase will be delivered to the shareholder in accordance with the Share Provisions.



-----------------------------------------
Name of Person in Whose Name Securities or
Cheque(s) or Date Other Non-cash Assets Are to
Be Registered, Issued or Delivered (please print)



-------------------------------------       ------------------------------------
Street Address or P.O. Box                  Signature of Shareholder

-------------------------------------       ------------------------------------
City, Province                              Signature Guaranteed by


NOTE: If this retraction request is for less than all of the share(s) represented by the accompanying certificate, a certificate representing the remaining shares of Merilus Canada will be issued and registered in the name of the shareholder as it appears on the register of the Merilus Canada or its lawful transferee.

C.  OTHER PROVISIONS

1.1 Meetings

Meetings of shareholders of Merilus Canada will be held in the location determined by the directors of Merilus Canada.

1.2 Definitions

 Unless there is something in the subject matter or context inconsistent therewith in Sections 1.3, 1.4 and 1.5 below, the following terms will have the respective meanings set out below and grammatical variations of such terms will have corresponding meanings:

"BCCA" means the Company Act (British Columbia), as amended;

"Automatic Redemption Date" has the meaning provided in the Exchangeable Share Provisions;

"Merilus USA" has the meaning provided in the Exchangeable Share Provisions;

"Merilus USA Common Stock" has the meaning provided in the Exchangeable Share Provisions;

"Business Day" has the meaning provided in the Exchangeable Share Provisions;

"Exchange Put Right" has the meaning provided in the Exchangeable Share Provisions;

"Exchangeable Share Consideration" has the meaning provided in the Exchangeable Share Provisions;

"Exchangeable Share Price" has the meaning provided in the Exchangeable Share Provisions;

"Exchangeable Share Provisions" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares;

"Exchangeable Shares" means the Exchangeable Shares in the capital of Merilus Canada;

"Liquidation Call Purchase Price" has the meaning provided in Section 1.3;

"Liquidation Call Right" has the meaning provided in Section 1.3;

"Liquidation   Date"  has  the  meaning  provided  in  the  Exchangeable   Share
Provisions;

"Redemption Call Purchase Price" has the meaning provided in Section 1.4;

"Redemption Call Right" has the meaning provided in Section 1.4;

"Subsidiary" has the meaning provided in the Exchangeable Share Provisions;

"Transfer Agent" means Interwest Transfer Company, Inc.; and

"Voting  and  Exchange  Trust   Agreement"  has  the  meaning  provided  in  the
Exchangeable Share Provisions.

1.3 Merilus USA Liquidation Call Right

         (a) Merilus USA will have the overriding right (the"Liquidation Call Right"), in the event of and notwithstanding any proposed liquidation, dissolution or winding-up of Merilus Canada as referred to in Article 5 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders (other than Merilus USA or any Subsidiary thereof) of Exchangeable Shares on the Liquidation Date all but not less than all of the Exchangeable Shares held by such holders on payment by Merilus USA to each holder of the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the"Liquidation Call Purchase Price") in accordance with subsection 1.3(c). In the event of the exercise of the Liquidation Call Right by Merilus USA, each holder will be obligated to sell all the Exchangeable Shares held by such holder to Merilus USA on the Liquidation Date on payment by Merilus USA to the holder of the Liquidation Call Purchase Price for each such share.

         (b) To exercise the Liquidation Call Right, Merilus USA must notify Merilus Canada's Transfer Agent in writing, as agent for the holders of Exchangeable Shares, and Merilus Canada of Merilus USA's intention to exercise such right at least 55 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of Merilus Canada and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of Merilus Canada. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not Merilus USA has exercised the Liquidation Call Right forthwith after the expiry of the date by which the same may be exercised by Merilus USA. If Merilus USA exercises the Liquidation Call Right, on the Liquidation Date, Merilus USA will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

         (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, Merilus USA will deposit with the Transfer Agent, on or before the Liquidation Date, the Exchangeable Share Consideration representing the total Liquidation Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Liquidation Date, the right of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by Merilus USA, without interest, on presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder will, on and after the Liquidation Date, be considered and deemed for all purposes to be the holder of Merilus USA Common Stock delivered to such holder. On surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BCCA and the by- laws of Merilus Canada and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates will be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Merilus USA will deliver to such holder, the Exchangeable Share Consideration to which such holder is entitled. If Merilus USA does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date, the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the liquidation price otherwise payable by Merilus Canada in connection with the liquidation, dissolution or winding-up of Merilus Canada pursuant to Article 5 of the Exchangeable Share Provisions. Notwithstanding the foregoing, until such Exchangeable Share Consideration is delivered to the holder, the holder will be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

1.4 Merilus USA Redemption Call Right

         (a) Merilus USA will have the overriding right (the"Redemption Call Right"), notwithstanding any proposed redemption of the Exchangeable
         Shares by Merilus Canada pursuant to Article 7 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders (other than Merilus USA or any Subsidiary thereof) of Exchangeable Shares on the Automatic Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Merilus USA to the holder of the Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the"Redemption Call Purchase Price") in accordance with subsection 1.4(c). In the event of the exercise of the Redemption Call Right by Merilus USA, each holder will be obligated to sell all the Exchangeable Shares held by the holder to Merilus USA on the Automatic Redemption Date on payment by Merilus USA to the holder of the Redemption Call Purchase Price for each such share.

         (b) To exercise the Redemption Call Right, Merilus USA must notify the Transfer Agent in writing, as agent for the holders of Exchangeable Shares, and Merilus Canada of Merilus Canada's intention to exercise such right not later than the date by which Merilus Canada is required to give notice of the Automatic Redemption Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether or not Merilus USA has exercised the Redemption Call Right forthwith after the date by which the same may be exercised by Merilus USA. If Merilus USA exercises the Redemption Call Right, on the Automatic Redemption Date, Merilus USA will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

         (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, Merilus USA will deposit with the Transfer Agent, on or before the Automatic Redemption Date, the Exchangeable Share Consideration representing the total Redemption Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Automatic Redemption Date, the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by Merilus USA on presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder will on and after the Automatic Redemption Date be considered and deemed for all purposes to be the holder of Merilus USA Common Stock delivered to such holder. On surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BCCA and the by-laws of Merilus Canada and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates will be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Merilus USA will deliver to such holder, the Exchangeable Share Consideration to which such holder is entitled. If Merilus USA does not exercise the Redemption Call Right in the manner described above, on the Automatic Redemption Date, the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by Merilus Canada in connection with the redemption of the Exchangeable Shares pursuant to Article 7 of the Exchangeable
         Share Provisions. Notwithstanding the foregoing, until such Exchangeable Share Consideration is delivered to the holder, the holder will be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

     1.5 Exchange Put Right. On and subject to the terms and conditions contained in the Exchangeable Share Provisions and the Voting and Exchange Trust Agreement, a holder of Exchangeable Shares will have the Exchange Put Right.

                                    EXHIBIT B

                            CERTIFICATE OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF

                                GOLDEN SOIL, INC.

         Pursuant to the provisions of section 78.209, Nevada Revised Statutes, the undersigned President and Secretary of Rich Earth, Inc. (the "Corporation"), does hereby certify the Board of Directors of the Corporation adopted a resolution to amend the original articles as follows:

Article I which presently reads as follows:

                                  ARTICLE FIRST
                                 Corporate Name

                  The name of the corporation is: GOLDEN SOIL, INC.

Is hereby amended to read as follows:

                                  ARTICLE FIRST
                                 Corporate Name

                  The name of the corporation is: MERILUS, INC.

Article IV which presently reads as follows:

                                 ARTICLE FOURTH
                                      Stock

     4.1 The total authorized capital stock of the Corporation consists of:

     A. 100,000,000 shares of Common Stock, with a par value of $0.001 (1 mil).

     B. One (1) preferred share (of $1.00 par value) which shall be designated as the "Special Voting Preferred Share" (the " Preferred Share"), the preferences and relative, optional and other special rights of which and the qualifications, limitations or restrictions of which shall be as follows:

     (a) Dividends and Distributions. The holder of the Preferred Share shall not be entitled to receive any portion of any dividend or distribution at any time.
     (b) Voting Rights. The holder of the Preferred Share shall have the following voting rights:

                      (i) The Preferred Share shall entitle the holder thereof to an aggregate number of votes equal to the number of Exchangeable Shares ("Exchangeable Shares") of Merilus Technologies Inc., a British Columbia corporation ("Merilus Canada"), outstanding from time to time which are not owned by the Corporation or any of its direct or indirect subsidiaries.
                      (ii) Except as  otherwise  provided  herein or by law, the holder of the Preferred Share and the holders of Common Shares and of Series A Preferred Shares shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.
                      (iii)Except  as  set  forth  herein,  the  holder  of  the
                           Preferred Share shall have no special voting rights, and its consent shall not be required (except to the extent it is entitled to vote with holders of Common Shares and of Series A Preferred Shares as set forth herein) for taking any corporate action.

     (c) Additional Provisions.

                      (i) The Holder of the Preferred Share is entitled to exercise the voting rights attendant thereto in such manner as such holder desires.
                      (ii) At such time as:

                    (A) the Preferred Share entitles its holder to a number of votes equal to zero because there are no Exchangeable Shares of Merilus Canada outstanding which are not owned by the Corporation or any of its direct or indirect subsidiaries, and

                    (B) there is no share of stock, debt, option or other agreement, obligation or commitment of Merilus Canada which could by its terms require Merilus Canada to issue any Exchangeable Shares to any person other than the Corporation or any of its direct or indirect subsidiaries, then the Preferred Share shall thereupon be retired and cancelled promptly thereafter. Such share shall upon its cancellation, and upon the taking of any action required by applicable law, become an authorized but unissued preferred share and may be reissued as part of a new series of preferred shares to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

                  (d) Reacquired Share. If the Preferred Share should be purchased or otherwise acquired by the Corporation in any manner whatsoever, then the Preferred Share shall be retired and canceled promptly after the acquisition thereof. Such share shall upon its cancellation, and upon the taking of any action required by applicable law, become an authorized but unissued preferred share and may be reissued as part of a new series of preferred F-1 shares to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein. (e) Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, the holder of the Preferred Share shall not be entitled to any portion of any distribution.
                  (f) No Redemption or Conversion. The Preferred Share shall not be redeemable or convertible. All stock when issued shall be deemed fully paid and nonassessable. No cumulative voting, on any matter to which Stockholders shall be entitled to vote, shall be allowed for any purpose. The authorized stock of this corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall, from time to time, determine. Shareholders shall not have pre-emptive rights to acquire unissued shares of the stock of this Corporation.

         4.2 All stock when issued shall be deemed fully paid and nonassessable. No cumulative voting, on any matter to which Stockholders shall be entitled to vote, shall be allowed for any purpose.

         4.3 The authorized stock of this corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall, from time to time, determine. Shareholders shall not have pre-emptive rights to acquire unissued shares of the stock of this Corporation.

                                 --------------

         The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 6,750,000; that the said changes and amendments have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.


         The effective date of this amendment is December __, 2000, at the Closing.



         ------------------------------          ------------------------------
         Xenios Xenopoulos, Secretary            Xenios Xenopoulos, President


On the _____ Day of November, 2000 Xenios Xenopoulos the sole director and officer of the Company personally appeared before me, a Notary Public in and for the Country of Cyprus, and acknowledged that he executed the above instrument.



                                  ------------------------------
                                  Notary Public in and for the Country of Cyprus


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


                                    EXHIBIT C

REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of November __, 2000, between Merilus USA, Inc., a Nevada corporation ("Merilus USA"), and the persons and entities listed on the Schedule of Purchasers attached to this Agreement (the "Holders")

                                    RECITALS

WHEREAS:

     A. Pursuant to an Agreement and Plan of Reorganization dated as of October __, 2000 (the "Reorganization Agreement"), among Merilus USA, 613636 British Columbia, Inc., a wholly owned subsidiary of Merilus USA, and Merilus Technologies Inc. ("Merilus Canada"), the parties agreed that on the closing of the transaction contemplated under the Reorganization Agreement, Merilus USA would execute and deliver a Registration Rights Agreement containing the terms and conditions set forth in an Exhibit to the Reorganization Agreement together with such other terms and conditions as may be agreed to by the parties to the Reorganization Agreement acting reasonably.

     B. Pursuant to a reorganization of the capital structure of Merilus Canada (the "Reorganization") contemplated in the Reorganization Agreement, Merilus Canada issued certain exchangeable shares (the "Exchangeable Shares") having attached thereto certain rights, privileges, restrictions and conditions (collectively, the "Exchangeable Share Provisions").

     C. The Holders may elect to convert any or all of the Exchangeable Shares into shares of the Common Stock of Merilus USA at anytime;

     1.0 DEFINITIONS AND INTERPRETATION.

     1.1 Defined Terms. As used in this Agreement, the following terms will have the following respective meanings:

     "Closing Date" means the Effective Date of the Share Restructuring Plan as defined in the Combination Agreement.

     "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

     "Common Stock" means the Common Stock, par value $0.001 per share, of Merilus USA, and any other securities of Merilus USA or any successor which may be issuable on conversion of the Exchangeable Shares pursuant to the Reorganization Agreement and Exchangeable Share Provisions.

     "Exchange Act" means the Securities Exchange Act of 1934, or any successor thereto, as the same will be amended from time to time.

     "Exchangeable Shares" will have the meaning assigned to such term in the Recitals to this Agreement.

     The term "holder" means any person that is the record owner of Registrable Securities or any person that has a beneficial interest in an Exchangeable Share convertible into Registrable Securities or any person who will, on the Closing Date, have a beneficial interest in an Exchangeable Share convertible into Registrable Securities.


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     The term "managing underwriter or underwriters" means the person or persons selected under this Agreement to manage an underwritten offering of Registrable Securities.

     The term "person" will include an individual, body corporate, partnership, company, limited liability company, limited liability partnership, unincorporated syndicate or organization, trust, trustee, executor, administrator or other legal representative.

     "Prospectus" means the prospectus (including any preliminary prospectus and any final prospectus) included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the
Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by Merilus USA under the Exchange Act and incorporated by reference therein.

     "Registrable Securities" means all or any portion of the Common Stock issuable on exchange of the Exchangeable Shares, including any Common Stock issued in conjunction with a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. provided, however, that a security ceases to be a Registrable Security when (a) a registration statement with respect to the sale of such securities will have become effective under the Securities Act and such securities will have been disposed of in accordance with such registration statement, (b) they will have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they will have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer will have been delivered by Merilus USA and subsequent disposition of them will not require registration or qualification of them under the Securities Act or any similar state law then in force, (d) they will have ceased to be outstanding, (e) on the expiration of the applicable Registration Maintenance Period or (f) any and all legends restricting transfer have been removed in accordance with the provisions of Rule 144(k) (or any successor provision) under the Securities Act.

     "Registration Expenses": All expenses incident to Merilus USA's performance of or compliance with this Agreement, including, without limitation, all registration, filing and NASD fees, all stock exchange and OTC Bulletin Board or other NASD or stock exchange listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for Merilus USA and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of not more than one law firm (not to exceed $20,000) retained by the holder or holders of more than 50% of the Registrable Securities, premiums and other costs of policies of insurance of Merilus USA against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by Merilus USA, such expenses will not include salaries of Company personnel or general overhead expenses of Merilus USA, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of Merilus USA or other expenses for the preparation of financial statements or other data normally prepared by Merilus USA in the ordinary course of its business or which Merilus USA would have incurred in any event.

     "Registration Maintenance Period": As defined in Section 2.3.

     "Reorganization Agreement": As defined in the recitals to this Agreement.

     "Restricted Security" means any security or share of Common Stock issuable on conversion or exchange thereof unless or until (i) it has been effectively registered under the Securities Act and sold in a manner contemplated by the Registration Statement or (ii) it has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto).

         "Rules and Regulations" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor thereto, as the same will be amended from time to time.

         "Sellers' Representative": Dana Epp or such Person designated by Dana Epp as of the time of disposition of the Registrable Securities held by the Holders (or subsequent Sellers' Representative).

         The term "underwriter" will hereinafter mean any underwriter of an underwritten offering of Registrable Securities.

         1.2 Interpretation Not Affected by Headings, Etc. The division of this agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

     1.3 Number, Gender, Etc. Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

         2.0      REGISTRATION UNDER SECURITIES ACT, ETC.

         2.1      Required Shelf Registration.

          (a) Registration of Registrable Securities. On or before November 1, 2001, Merilus USA will prepare and file with the Commission a registration statement on Form S-3 (or successor or replacement form) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a "Shelf Registration") registering the resale from time to time by the Holders of all of the Registrable Securities (the "Initial Shelf Registration"). The registration statement for any Shelf Registration shall be on Form S-3 or another available form permitting registration of such Registrable Securities for resale by such Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). Merilus USA shall use all commercially reasonable best efforts to cause the Initial Shelf Registration to become effective under the Securities Act as promptly as is practicable and to keep the Initial Shelf Registration continuously effective under the Securities Act for a period of not less than seven months (the "Effectiveness Period").

          (b) Subsequent Shelf Registration. If the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below) ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities shall have been sold or shall have ceased to be Registrable Securities), Merilus USA shall use all commercially reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, Merilus USA shall use all commercially reasonable best efforts to cause the Subsequent Shelf Registration to become effective as promptly as is practicable  after  such  filing  and to keep  such  Registration
               Statement continuously effective until the end of the Effectiveness Period.

          (c) Amendments to Shelf Registration. Merilus USA shall supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used by Merilus USA for such Shelf Registration, if required by the Securities Act, or if reasonably requested by any Holder of the Registrable Securities covered by such Registration Statement or by any managing underwriter of such Registrable Securities.

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



          (d) Terms of Sale of Registrable Securities. Each Holder of Registrable Securities agrees that if it wishes to sell any
               Registrable Securities pursuant to a Shelf Registration and related Prospectus, it will do so only in accordance with this
               Section 2.1(d). Each Holder of Registrable Securities agrees to give written notice to Merilus USA at least six (6) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration, which notice shall specify the date on which such Holder intends to begin such distribution and any information with respect to such Holder and the intended distribution of Registrable Securities by such Holder required to amend or supplement the registration statement with respect to such intended distribution of Registrable Securities by such Holder; provided that no Holder may give such notice unless such notice, together with notices given by other holders of Registrable Securities joining in such notice or giving similar notices, covers at least five percent (5%) of the Registrable Securities. As promptly as is practicable after the date such notice is provided, and in any event within five (5) Business Days after such date, Merilus USA shall either:

                  (i)      Preparation for Sale.

                    (A) Prepare and file with the Commission a post-effective amendment to the Shelf Registration or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or any other required document, so that such registration statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                    (B) Provide all relevant parties a copy of any documents filed pursuant to Section 2.1(d)(i)(A); and

                    (C) Inform each relevant party that Merilus USA has complied with its obligations in Section 2.1(d)(i)(A) and that the registration statement and related Prospectus may be used for the purpose of selling all or any of such Registrable Securities (or that, if Merilus USA has filed a post-effective amendment to the Shelf Registration which has not yet been declared effective, Merilus USA will notify each relevant party to that effect, will use all commercially reasonable best efforts to secure the effectiveness of such post-effective amendment and will immediately so notify each selling Holder when the amendment has become effective); each Holder will sell all or any of such Registrable Securities pursuant to the Shelf Registration and related Prospectus only during the Effectiveness Period; each Holder agrees that it will not sell any Registrable Securities pursuant to such registration statement or Prospectus after such selling period; or

          (ii) Black-Out Periods. If, in the judgment of Merilus USA, it is advisable to suspend use of the Prospectus for a period of time due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which Merilus USA believes public disclosure will be prejudicial to Merilus USA, Merilus USA shall deliver a certificate in writing, signed by its Chief Executive Officer, Chief Financial Officer or General Counsel, to the Holders, the Special Counsel and the Managing Underwriters, if any, to the effect of the foregoing and, upon receipt of such certificate, each such Holder's Selling Period will not commence until such Holder's receipt of copies of the supplemented or amended Prospectus provided for in Section 2.1(d)(i)(A) hereof, or until it is advised in writing by Merilus USA that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Merilus USA will use all commercially reasonable best efforts to ensure that the use of the Prospectus may be resumed, and the Selling Period will commence, upon the earlier of (x) public disclosure of such pending

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               material corporate development or similar material event or (y) a determination by Merilus USA that, in the judgment of Merilus USA, public disclosure of such material corporate development or similar material event would not be prejudicial to Merilus USA. Notwithstanding the foregoing, Merilus USA shall not under any circumstances be entitled to exercise its right under Section 2.1(d)(ii) to defer the commencement of a Selling Period more than one time in any three (3)-month period, and the period in which a Selling Period is suspended shall not exceed fifteen (15) days unless Merilus USA shall deliver to such Holders a second certificate to the effect set forth above, which shall have the effect of extending the period during which such Selling Period is deferred by up to an additional fifteen (15) days, or such
               shorter   period  of  time  as  is   specified   in  such  second
               certificate. In no event shall Merilus USA be permitted to extend the period during which such Selling Period is deferred from and after the date a Holder provides notice to Merilus USA in accordance with Section 2.1(d)(ii) of its intention to distribute Registrable Securities beyond such thirty (30)-day period.

     (e)  Underwriting.  In the  event  that a  registration  pursuant  to  this
          Section 2.1 is for a registered public offering involving an underwriting, Merilus USA shall so advise the Holders as part of the notice given pursuant to Section 2.1(a)(i). In such event, the right of any Holder to registration pursuant to this Section shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 2.1 , and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited as provided herein. Merilus USA shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with managing underwriter(s) selected for such underwriting by a majority in interest of the Initiating Holders, but subject to Merilus USA's reasonable approval. Notwithstanding any other provision of this Section 2.1, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then Merilus USA shall so advise all Holders participating and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriters' marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, Merilus USA or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to Merilus USA, the managing underwriter and the Initiating Holders. The Registrable Securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

         2.2      Incidental Registration.

     (a) Right to Include Registrable Securities. If at any time after the date of this Agreement but before the third anniversary of the date of this Agreement, Merilus USA proposes to register any of its securities under the Securities Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto and other than pursuant to Section 2.1), on an underwritten basis (either best-efforts or firm-commitment), then, Merilus USA will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 2.2. On the written request of any such holder made within twenty (20) days after the receipt of any such notice (which request will specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition), Merilus USA will, subject to the terms of this Agreement,

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



          use its commercially reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods as aforesaid) of such Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which Merilus USA proposes to register, provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Merilus USA will determine for any reason either not to register or to delay registration of such securities, Merilus USA may, at its election, give written notice of such determination to each holder and, thereon, (i) in the case of a determination not to register, will be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registering, will be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 will relieve Merilus USA of its obligation to effect any registration under
          Section 2.1, nor will any such registration hereunder be deemed to have been effected pursuant to Section 2.1. Merilus USA will pay all Registration Expenses in connection with each registration of
          Registrable Securities requested pursuant to this Section 2.2. The right provided the holders of the Registrable Securities pursuant to this Section will be exercisable at their sole discretion.

     (b) Priority in Incidental Registrations. If the managing underwriter of the underwritten offering contemplated by this Section 2.2 will inform Merilus USA and holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then Merilus USA will include in such registration, to the extent of the number which Merilus USA is so advised can be sold in such offering, (i) first securities proposed by Merilus USA to be sold for its own account, and (ii) second Registrable Securities and securities of other selling security holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, the holders of Registrable Securities will have priority to all shares sought to be included by officers and directors of Merilus USA as well as holders of ten percent (10%) or more of Merilus USA's Common Stock.

         2.3 Registration Procedures. If and whenever Merilus USA is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.1 and, as applicable, 2.2, Merilus USA will, as expeditiously as possible:

     (a) prepare and file with the Commission a registration statement or amendments thereto, to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause such registration statement to be declared effective by the Commission, as soon as practicable, but in any event no later than the Required Effectiveness Date (with respect to a registration pursuant to Section 2.1); provided, however, that before filing such registration statement or any amendments thereto, Merilus USA will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration, copies of all such documents proposed to be filed;

     (b) with respect to any registration statement pursuant to Section 2.1, prepare and file with the Commission such amendments and supplements to such registration statement and the Prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier to occur of two (2) years after the date of this Agreement (subject to the right of Merilus USA to suspend the effectiveness for not more than 10 consecutive days or an aggregate of 30 days in such two (2)

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          years  period)  or such  time as all of the  securities  which are the subject  of  such  registration  statement  cease  to  be  Registrable
          Securities (such period, in each case, the "Registration Maintenance Period");

     (c) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus contained in such registration statement (including each preliminary Prospectus and any summary Prospectus) and any other Prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

     (d) use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws as any seller will reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that Merilus USA will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

     (e) use its commercially reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers to consummate the disposition of such Registrable Securities;

     (f) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller, and the underwriters, if any, of:

          (i) an opinion of counsel for Merilus USA, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller including that the Prospectus and any Prospectus supplement forming a part of the registration statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and

          (ii) if such registration includes an underwritten public offering, a "comfort letter" dated the date of the closing and required to be delivered to the underwriter under the underwriting agreement, signed by the independent public accountants who have certified Merilus USA's financial statements;

     (g) notify the Sellers' Representative and its counsel promptly and confirm such advice in writing promptly after Merilus USA has knowledge:

          (i) when the registration statement, the Prospectus or any Prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

          (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information;

          (iii)of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose; and

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          (iv) of the receipt by Merilus USA of any notification with respect to the suspension of the qualification of any Registrable Securities
               for  sale  under  the   securities   or  blue  sky  laws  of  any
               jurisdiction or the initiation or threat of any proceeding for such purpose;

     (h) notify each seller of Registrable Securities covered by such registration statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, on discovery that, or on the happening of any event as a result of which, the Prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (i)  use its commercially  reasonable best efforts to obtain the withdrawal
          of  any  order  suspending  the   effectiveness  of  the  registration
          statement at the earliest possible moment;

     (j) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement will satisfy the provisions of
          Section 11(a) of the Securities Act and Rule 158 thereunder;

     (k) use its commercially reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed.

         Merilus USA may require each seller of Registrable Securities as to which any registration is being effected to furnish Merilus USA such information regarding such seller and the distribution of such securities as Merilus USA may from time to time reasonably request in writing.

         Merilus  USA  will  not file any  registration  statement  pursuant  to
Section 2.1, or amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which the Sellers' Representative will reasonably object, provided that Merilus USA may file such documents in a form required by law or on the advice of its counsel.

         Merilus USA represents and warrants to each holder of Registrable Securities that it has obtained all necessary waivers, consents and authorizations necessary to execute this Agreement and consummate the transactions contemplated hereby other than such waivers, consents and/or authorizations specifically contemplated by the Reorganization Agreement.

         The Holders agrees that, on receipt of any notice from Merilus USA of the occurrence of any event of the kind described in subdivision (h) of this
Section 2.3, the Holders will forthwith discontinue the Holders' disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holders' receipt of the copies of the supplemented or amended Prospectus contemplated by subdivision (h) of this
Section 2.3 and, if so directed by Merilus USA, will deliver to Merilus USA (at Merilus USA's expense) all copies, other than permanent file copies, then in the Holders' possession of the Prospectus relating to such Registrable Securities current at the time of receipt of such notice.

         2.4      Underwritten Offerings.


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     (a)  Incidental Underwritten Offerings. If Merilus USA at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, Merilus USA will, if requested by any holder of Registrable Securities as provided in Section 2.2 and subject to the provisions of Section 2.2(a), use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters.

     (b) Holdback Agreements. Subject to such other reasonable requirements as may be imposed by the underwriter as a condition of inclusion of holder's Registrable Securities in the registration statement, each holder agrees by acquisition of Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of, except as part of such underwritten registration, any equity securities of Merilus USA, during such reasonable period of time requested by the underwriter; provided however, such period will not exceed the 150 day period commencing 30 days prior to the commencement of such underwritten offering and ending 120 days following the completion of such underwritten offering.

     (c) Participation in Underwritten Offerings. No holder of Registrable Securities may participate in any underwritten offering under Section
          2.2 unless such holder of Registrable Securities (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions of this Agreement, approved by Merilus USA and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) will require any holder of Registrable Securities to make any representations or warranties to or agreements with Merilus USA or the underwriters other than representations and warranties contained in a writing furnished by such holder expressly for use in the related registration statement or representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

         2.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, Merilus USA will give Sellers' Representative and counsel and accountants for Sellers' Representative, the opportunity to participate in the preparation of such registration statement, each Prospectus included therein or filed with the Commission, and each amendment or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of Merilus USA with its officers and the independent public accountants who have certified its financial statements as will be necessary, in the reasonable opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         2.6      Indemnification.

     (a) Indemnification by Merilus USA. In the event of any registration of any securities of Merilus USA under the Securities Act, Merilus USA will, and hereby does agree to indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened) arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any

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          preliminary   Prospectus,   final  Prospectus  or  summary  Prospectus
          contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Merilus USA will reimburse such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that Merilus USA will not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding) or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary
          Prospectus,  final  Prospectus,   summary  Prospectus,   amendment  or
          supplement in reliance on and in conformity with written information furnished to Merilus USA by such holder or underwriter stating that it is for use in the preparation such documents and, provided further that Merilus USA will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding) or expense arises out of such Person's failure to send or give a copy of the final Prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final Prospectus or an amendment or supplement thereto. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and will survive the transfer of such securities by such holder.

     (b) Indemnification by the Holders. Merilus USA may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to this Agreement, that Merilus USA will have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.6) Merilus USA, each director of Merilus USA, each officer of Merilus USA and each other Person, if any, who controls Merilus USA within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary Prospectus, final Prospectus or summary Prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to Merilus USA through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary Prospectus, final Prospectus, summary Prospectus, amendment or supplement. Any such indemnity will remain in full force and effect, regardless of any investigation made by or on behalf of Merilus USA or any such director, officer or controlling person and will survive the transfer of such securities by such seller.

     (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.6, such indemnified party will, if a claim is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein will not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the opinion of the indemnified party's counsel a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such

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          indemnified  party,  and after notice from the  indemnifying  party to such indemnified party of its election so to assume the defense, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in
          connection   with  the  defense   other  than   reasonable   costs  of
          investigation. No indemnifying party will, without the consent of the indemnified party, consent to entry of any judgment or enter into any
          settlement   of  any  such  action   which  does  not  include  as  an
          unconditional term the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party will consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

     (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 2.6 (with appropriate modifications) will be given by Merilus USA and each seller of Registrable Securities (but only if and to the extent required pursuant to the terms of Section 2.6(b)) with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

     (e)  Indemnification Payments. The indemnification required by this Section
          2.6 will be made by periodic payments of the amount during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     (f) Contribution. If the indemnification provided for in the preceding subdivision of this Section 2.6 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by Merilus USA on the one hand and the holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Merilus USA on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by Merilus USA on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities will be deemed to be in the same proportion as the total net proceeds received by
          Merilus USA from the initial sale of the Registrable Securities by Merilus USA to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of Merilus USA on the one hand and of the holder or underwriter, as the case may be, on the other will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by Merilus USA, by the holder or by the underwriter and the parties' relative intent, knowledge, access to information supplied by Merilus USA, by the holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement will not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision (a) of this Section 2.6, and in no event will the obligation of any indemnifying party to contribute under this subdivision (f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivision (b) of this Section 2.6 had been available under the circumstances.


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         Merilus USA and the  holders of  Registrable  Securities  agree that it would not be just and equitable if contribution pursuant to this subdivision (f) were determined by pro rata allocation (even if the holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph will be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision
(c) of this Section 2.6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         Notwithstanding the provisions of this subdivision (f), no holder of Registrable Securities or underwriter will be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or allege untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         3.0      RULE 144.

         Merilus USA will timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if Merilus USA is not required to file such reports, will, on the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent reasonably required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. On the request of any holder of Registrable Securities, Merilus USA will deliver to such holder a written statement as to whether it has complied with the requirements of this Section 3.

         4.0      AMENDMENTS AND WAIVERS.

         This Agreement may be amended and Merilus USA may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if Merilus USA will have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of 51% or more of the shares of (i) Registrable Securities issued at such time, plus
(ii) Registrable Securities issuable on exercise or conversion of the Securities then constituting derivative securities (if such Securities were not fully exchanged or converted in full as of the date such consent if sought). Each holder of any Registrable Securities at the time or thereafter outstanding will be bound by any consent authorized by this Section 5, whether or not such Registrable Securities will have been marked to indicate such consent.

         5.0      NOMINEES FOR BENEFICIAL OWNERS.

         In the event that any Registrable Securities are held by a nominee for the beneficial owner, the beneficial owner may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of Registrable Securities held by an holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, Merilus USA may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         6.0      NOTICES.

         Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder will be in writing and will be given to such Person:

         (a) in the case of a party hereto other than Merilus USA, addressed to such party in the manner set forth in the Reorganization Agreement or at such other address as such party will have furnished to Merilus USA in writing, or
         (b) in the case of any other holder of Registrable Securities, at the address that such holder will have furnished to Merilus USA in writing, or, until any such other holder so furnishes to Merilus USA an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to Merilus USA, or
         (c) in the case of Merilus USA, at the address set forth on the signature page hereto, to the attention of its President, or at such other address, or to the attention of such other officer, as Merilus USA will have furnished to each holder of Registrable Securities at the time outstanding.

Each such notice, request or other communication will be effective if given by mail, four (4) days after such communication is deposited in the United States mails with first class postage prepaid, addressed as aforesaid, or if given by any other means (including, without limitation, by fax or air courier), when delivered at the address specified above, provided that any such notice, request or communication will not be effective until received.

         7.0      ASSIGNMENT.

         This Agreement will be binding on and inure to the benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment will have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than Merilus USA will also be for the benefit of and enforceable by any subsequent holder of any Registrable
Securities. Each of the holders of the Registrable Securities agrees, by accepting any portion of the Registrable Securities after the date of this Agreement, to the provisions of this Agreement including, without limitation, appointment of the Sellers' Representative to act on behalf of such holder pursuant to the terms of this Agreement which such actions will be made in the good faith discretion of the Sellers' Representative and be binding on all persons for all purposes.

         8.0      DESCRIPTIVE HEADINGS.

         The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and will not limit or otherwise affect the meaning of this Agreement.

         9.0      GOVERNING LAW.

         THIS AGREEMENT WILL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES WILL BE GOVERNED BY, THE LAWS OF THE STATE OF NEVADA WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

         10.0     COUNTERPARTS.

         This Agreement may be executed by facsimile and may be signed simultaneously in any number of counterparts, each of which will be deemed an original, but all such counterparts will together constitute one and the same instrument.

         11.0     ENTIRE AGREEMENT.

         This Agreement embodies the entire agreement and understanding between Merilus USA and each other party hereto relating to the subject matter of this Agreement and supercedes all prior agreements and understandings relating to such subject matter.

         12.0     SEVERABILITY.



         If any provision of this Agreement, or the application of such provisions to any Person or circumstance, will be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, will not be affected thereby.

                            [SIGNATURE PAGE FOLLOWS]

                       SIGNATURE PAGE FOR RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers duly authorized as of the date first above written.

                           MERILUS,  INC.


                            -----------------------------------
                           By: ______________________
                           Title:   President

                           Address:
                           Fax:
                           Tel.:




-----------------------------------               ------------------------------

Name: ______________________________              Name: ________________________

Address: ___________________________              Address: _____________________

          --------------------------                        --------------------

Tel:      __________________________              Tel:      ____________________

Fax:      __________________________              Fax:      ____________________


-----------------------------------               ------------------------------

Name: ______________________________              Name: ________________________

Address: ___________________________              Address: _____________________

          --------------------------                        --------------------

Tel:      __________________________              Tel:      ____________________

Fax:      __________________________              Fax:      ____________________

-----------------------------------               ------------------------------

Name: _____________________________               Name: ________________________

Address: __________________________               Address: _____________________

          -------------------------                         --------------------

Tel:      _________________________               Tel:      ____________________

Fax:      _________________________               Fax:      ____________________

                                   SCHEDULE I

                               SCHEDULE OF HOLDERS
                               -------------------


--------------------------------------------------------------------------------
 Name                   Address/Facsimile Number        $ Amount of Subscription
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                       107

                                    EXHIBIT D

                                SUPPORT AGREEMENT
                                -----------------


     THIS SUPPORT AGREEMENT is entered into as of November ___, 2000, between Merilus, Inc., formerly known as Golden Soil, Inc., a Nevada corporation ("Merilus USA"), and Merilus Technologies, Inc., a British Columbia corporation ("Merilus Canada").

                                    RECITALS

         WHEREAS:

         A. Pursuant to an Agreement and Plan of Reorganization dated as of October ___, 2000 (the "Reorganization Agreement"), among Merilus USA, 613636 British Columbia, Inc., a wholly owned subsidiary of Merilus USA, and Merilus Canada, the parties agreed that on the closing of the transaction contemplated under the Reorganization Agreement, Merilus USA and Merilus Canada would execute and deliver a Support Agreement containing the terms and conditions set forth in an Exhibit to the Reorganization Agreement together with such other terms and conditions as may be agreed to by the parties to the Reorganization Agreement acting reasonably.

         B. Pursuant to a reorganization of the capital structure of Merilus Canada (the "Reorganization") contemplated in the Reorganization Agreement, Merilus Canada issued certain exchangeable shares (the "Exchangeable Shares") having attached thereto certain rights, privileges, restrictions and conditions (collectively, the "Exchangeable Share Provisions").

         C. The parties hereto desire to make appropriate provision and to establish a procedure whereby Merilus USA will take certain actions and make certain payments and deliveries necessary to ensure that Merilus Canada will be able to make certain payments and to deliver or cause to be delivered shares of Merilus USA Common Stock in satisfaction of the obligations of Merilus Canada under the Exchangeable Share Provisions with respect to the payment and satisfaction of dividends, Liquidation Amounts, Retraction Prices and Redemption Prices, all in accordance with the Exchangeable Share Provisions.

                  NOW, THEREFORE, in consideration of the respective covenants and agreements provided in this agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

         1.0      DEFINITIONS AND INTERPRETATION.

         1.1 Defined Terms. Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning attributed thereto in the rights, privileges, restrictions and conditions (collectively, the "Exchangeable Share Provisions") attaching to the Exchangeable Shares attached as Exhibit A to the Reorganization Agreement, unless the context requires otherwise.

         1.2 Interpretation Not Affected by Headings, Etc. The division of this agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

         1.3 Number, Gender, Etc. Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

         1.4 Date for Any Action. If any date on which any action is required to be taken under this agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

     2.0 COVENANTS OF MERILUS USA AND MERILUS CANADA.

     2.1 Covenants of Merilus USA Regarding Exchangeable Shares. So long as any Exchangeable Shares are outstanding, Merilus USA will:

          A: not declare or pay any dividend on Merilus USA Common Stock unless:

               A: Merilus Canada will have sufficient assets, funds and other property available to enable the due declaration and the due and punctual payment in accordance with applicable law of an equivalent dividend on the Exchangeable Shares, and
               B: subsection 2.1 (b) shall be complied with in connection with such dividend;

          (b) cause Merilus Canada to declare simultaneously with the declaration of any dividend on Merilus USA Common Stock an equivalent dividend on the Exchangeable Shares and, when such dividend is paid on Merilus USA Common Stock, cause Merilus Canada to pay simultaneously such equivalent dividend on the Exchangeable Shares, in each case in accordance with the Exchangeable Share Provisions;

          (c) advise Merilus Canada sufficiently in advance of the declaration by Merilus USA of any dividend on Merilus USA Common Stock and take all such other actions as are necessary, in cooperation with Merilus Canada, to ensure that the respective declaration date, record date and payment date for a dividend on the Exchangeable Shares shall be the same as the record date, declaration date and payment date for the corresponding dividend on Merilus USA Common Stock and that such dividend on the Exchangeable Shares will correspond with any requirement of the principal stock exchange on which the Exchangeable Shares are listed;

          (d) ensure that the record date for any dividend declared on Merilus USA Common Stock is not less than ten Business Days after the declaration date for such dividend;

          (e) take all such actions and do all such things as are necessary or desirable to enable and permit Merilus Canada, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount in respect of each issued and outstanding Exchangeable Share on the liquidation, dissolution or winding-up of Merilus Canada or any other distribution of the assets of Merilus Canada for the purpose of winding-up its affairs, including without limitation all such actions and all such things as are necessary or desirable to enable and permit Merilus Canada to cause to be delivered shares of Merilus USA Common Stock to the holders of Exchangeable Shares in accordance with the provisions of Article 5 of the Exchangeable Share Provisions;

          (f) take all such actions and do all such things as are necessary or desirable to enable and permit Merilus Canada, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Retraction Price and the Redemption Price, including without limitation all such actions and all such things as are necessary or desirable to enable and permit Merilus Canada to cause to be delivered shares of Merilus USA Common Stock to the holders of Exchangeable Shares, on the retraction or redemption of the Exchangeable Shares in accordance with the provisions of Article 6 or Article 7 of the Exchangeable Share Provisions, as the case may be; and

          (g) not exercise its vote as a direct or indirect shareholder to initiate the voluntary liquidation, dissolution or winding-up of Merilus Canada nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding-up of Merilus Canada.

         2.2 Segregation of Funds. Merilus USA will cause Merilus Canada to deposit a sufficient amount of funds in a separate account and segregate a sufficient amount of such assets and other property as is necessary to enable Merilus Canada to pay or otherwise satisfy the applicable dividends, Liquidation Amount, Retraction Price or Redemption Price, in each case for the benefit of holders from time to time of the Exchangeable Shares, and Merilus Canada will use such funds, assets and other property so segregated exclusively for the payment of dividends and the payment or other satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price, as applicable, net of any corresponding withholding tax obligations and for the remittance of such withholding tax obligations.

         2.3 Reservation of Shares of Merilus USA Common Stock. Merilus USA hereby represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of shares of Merilus USA Common Stock (or other shares or securities into which Merilus USA Common Stock may be reclassified or changed as contemplated by section 2.7 hereof) (i) as is equal to the sum of (A) the number of Exchangeable Shares issued and outstanding from time to time and (B) the number of Exchangeable Shares issuable on the exercise of all rights to acquire Exchangeable Shares outstanding from time to time and (ii) as are now and may hereafter be required to enable and permit Merilus Canada to meet its obligations hereunder, under the Voting and Exchange Trust Agreement, under the Exchangeable Share Provisions and under any other security or commitment pursuant to the Reorganization with respect to which Merilus USA may now or hereafter be required to issue shares of Merilus USA Common Stock.

         2.4 Notification of Certain Events. In order to assist Merilus USA to comply with its obligations hereunder, Merilus Canada will give Merilus USA notice of each of the following events at the time set forth below:

         (a) immediately, in the event of any determination by the Board of Directors of Merilus Canada to take any action which would require a vote of the holders of Exchangeable Shares for approval;
         (b) immediately, on the earlier of (i) receipt by Merilus Canada of notice of, and (ii) Merilus Canada otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Merilus Canada or to effect any other distribution of the assets of Merilus Canada among its shareholders for the purpose of winding-up its affairs;
         (c) immediately, on receipt by Merilus Canada of a Retraction Request (as defined in the Exchangeable Share Provisions);
         (d) at least 130 days prior to any Automatic Redemption Date determined by the Board of Directors of Merilus Canada in accordance with clause (b) of the definition of Automatic Redemption Date in the Exchangeable Share Provisions;
         (e) as soon as practicable on the issuance by Merilus Canada of any Exchangeable Shares or rights to acquire Exchangeable Shares; and
         (f) in the event of any determination by the Board of Directors of Merilus Canada to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Merilus Canada or to effect any other distribution of the assets of Merilus Canada among its shareholders for the purpose of winding-up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution.

         2.5 Delivery of Shares of Merilus USA Common Stock. In furtherance of its obligations hereunder, on notice of any event which requires Merilus Canada to cause to be delivered shares of Merilus USA Common Stock to any holder of Exchangeable Shares, Merilus USA shall forthwith issue and deliver the requisite shares of Merilus USA Common Stock to or to the order of the former holder of the surrendered Exchangeable Shares, as Merilus Canada shall direct. All such shares of Merilus USA Common Stock shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest.

         2.6      Equivalence.

         (a) Merilus USA will not without the prior approval of the holders of the Exchangeable Shares:
                  (i)     issue or distribute shares of Merilus USA Common Stock
                           (or securities exchangeable for
                           or convertible into or carrying rights to acquire shares of Merilus USA Common Stock) to the holders of all or substantially all of the then outstanding shares of Merilus USA Common Stock by way of stock dividend or other distribution; or
                  (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding shares of Merilus USA Common Stock entitling them to subscribe for or to purchase shares of Merilus USA Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Merilus USA Common Stock); or

                  (iii) issue or distribute to the holders of all or substantially all of the then outstanding shares of Merilus USA Common Stock (A) shares or securities of Merilus USA of any class other than Merilus USA Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire shares of Merilus USA Common Stock), (B) rights, options or warrants other than those referred to in subsection
                           2.6 (a) (ii) above, (C) evidences of indebtedness of Merilus USA or (D) assets of Merilus USA;
                  unless, one or both of Merilus USA and Merilus Canada is permitted under applicable law to issue or distribute the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets to the holders of the Exchangeable Shares, and one or both of Merilus USA and Merilus Canada shall issue or distribute the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets simultaneously to the holders of the Exchangeable Shares.
         (b) Merilus USA will not without the prior approval of the holders of the Exchangeable Shares:
                  (i) subdivide, redivide or change the then outstanding shares of Merilus USA Common
                           Stock into a greater number of shares of Merilus USA Common Stock; or
                 (ii) reduce, combine or consolidate or change the then outstanding shares of Merilus USA Common Stock into a lesser number of shares of Merilus USA Common Stock; or
                 (iii) reclassify or otherwise change the shares of Merilus USA Common Stock or effect an amalgamation, merger, reorganization or other transaction involving or affecting the shares of Merilus USA Common Stock;
                  unless, Merilus Canada is permitted under applicable law to simultaneously make the same or an economically equivalent change to, or in the rights of the holders of, the Exchangeable Shares, and the same or an economically equivalent change is simultaneously made to, or in the rights of the holders of, the Exchangeable Shares.
         (c) Merilus USA will ensure that the record date for any event referred to in section 2.6 (a) or 2.6 (b) above, or (if no record date is applicable for such event) the effective date for any such event, is not less than 10 Business Days after the date on which such event is declared or announced by Merilus USA (with simultaneous notice thereof to be given by Merilus USA to Merilus Canada).

         2.7 Tender Offers, Etc. In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to Merilus USA Common Stock (an "Offer") is proposed by Merilus USA or is proposed to Merilus USA or its shareholders and is recommended by the Board of Directors of Merilus USA, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of Merilus USA, Merilus USA shall, in good faith, take all such actions and do all such things as are necessary or desirable to enable and permit holders of Exchangeable Shares to participate in such Offer to the same extent and on an equivalent basis as the holders of shares of Merilus USA Common Stock, without discrimination, including, without limiting the generality of the foregoing, Merilus USA will use its good faith efforts expeditiously to (and shall, in the case of a transaction proposed by Merilus USA or where Merilus USA is a participant in the negotiation thereof) ensure that holders of Exchangeable Shares may participate in all such Offers without being required to retract Exchangeable Shares as against Merilus Canada (or, if so required, to ensure that any such retraction shall be effective only on, and shall be conditional on, the closing of the Offer and only to the extent necessary to tender or deposit to the Offer).

         2.8 Ownership of Outstanding Shares. Without the prior approval of Merilus Canada and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of the Exchangeable Share Provisions, Merilus USA covenants and agrees in favor of Merilus Canada that, as long as any outstanding Exchangeable Shares are owned by any person or entity other than Merilus USA or any of its Subsidiaries, Merilus USA will be and remain the direct or indirect beneficial owner of all issued and outstanding common shares of Merilus Canada. Notwithstanding the foregoing, this Section 2.8 shall not require Merilus USA to own the common shares of Merilus Canada longer than that date which is three years following the date hereof.

         2.9 Merilus USA Not to Vote Exchangeable Shares. Merilus USA covenants and agrees that it will appoint and cause to be appointed proxy holders with respect to all Exchangeable Shares held by Merilus USA and its Subsidiaries for the sole purpose of attending each meeting of holders of Exchangeable Shares in order to be counted as part of the quorum for each such meeting. Merilus USA further covenants and agrees that it will not, and will cause its Subsidiaries not to, exercise any voting rights which may be exercisable by holders of Exchangeable Shares from time to time pursuant to the Exchangeable Share Provisions or pursuant to the provisions of the Act with respect to any Exchangeable Shares held by it or by its Subsidiaries in respect of any matter considered at any meeting of holders of Exchangeable Shares.

         2.10 Rule 10b-18 Purchases. For certainty, nothing contained in this agreement, including without limitation the obligation of Merilus USA contained in section 2.7 of this agreement, will limit the ability of Merilus USA or Merilus Canada to make a "Rule 10b-18 Purchase" of Merilus USA Common Stock pursuant to Rule 10b- 18 of the United States Securities and Exchange Act of 1934, as amended.

         2.11 Due Performance. On and after the Effective Date, Merilus USA shall duly and timely perform all of its obligations provided for in connection with the Reorganization Agreement and the Articles of Incorporation of Merilus Canada, including any obligations that may arise on the exercise of Merilus USA's rights under the Exchangeable Share Provisions.

3.0      GENERAL.

         3.1 Term. This agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any party other than Merilus USA and any of its Subsidiaries.

         3.2 Changes in Capital of Merilus USA and Merilus Canada. Notwithstanding the provisions of section 3.4 hereof, at all times after the occurrence of any event effected pursuant to section 2.6 or 2.7 hereof, as a result of which either Merilus USA Common Stock or the Exchangeable Shares or both are in any way changed, this agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Merilus USA Common Stock or the Exchangeable Shares or both are so changed, and the parties hereto shall as soon as possible execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

         3.3 Severability. If any provision of this agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this agreement shall not in any way be affected or impaired thereby and this agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

         3.4 Amendments, Modifications, Etc. This agreement may not be amended, modified or waived except by an agreement in writing executed by Merilus Canada and Merilus USA and approved by the holders of the Exchangeable Shares in accordance with Section 10.2 of the Exchangeable Share Provisions.

         3.5 Ministerial Amendments. Notwithstanding the provisions of section 3.4, the parties to this agreement may in writing, at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this agreement for the purposes of:

         (a) adding to the covenants of either or both parties for the protection of the holders of the Exchangeable Shares;
         (b) making such amendments or modifications not inconsistent with this agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of each of Merilus Canada and Merilus USA, it may be expedient to make, provided that each such board of directors shall be of the opinion that such amendments or modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or
         (c) making such changes or corrections which, on the advice of counsel to Merilus Canada and Merilus USA, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error; provided that the boards of directors of each of Merilus Canada and Merilus USA shall be of the opinion that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

         3.6 Meeting to Consider Amendments. Merilus Canada, at the request of Merilus USA, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval of such shareholders. Any such meeting or meetings shall be called and held in accordance with the by-laws of Merilus Canada, the Exchangeable Share Provisions and all Applicable Laws.

         3.7 Amendments Only in Writing. No amendment to or modification or waiver of any of the provisions of this agreement otherwise permitted hereunder shall be effective unless made in writing and signed by both of the parties hereto.

         3.8 Inurement This agreement shall be binding on and inure to the benefit of the parties hereto and the holders, from time to time, of Exchangeable Shares and each of their respective heirs, successors and assigns.

         3.9 Notices to Parties. All notices and other communications between the parties shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for either such party as shall be specified in like notice):

         (a)      if to Merilus USA, to:

                           Venture Law Corporation
                           688 West Hastings Street, Suite 618
                           Vancouver, BC, V6B 1P1
                           Attention: Alixe B. Cormick
                           Telephone No.: (604) 659-9188
                           Facsimile No.: (604) 659-9178

         (b)      if to Merilus, to:

                           Merilus Technologies Inc.
                           #37, 46165 Yale Road
                           Chilliwack, British Columbia
                           Attn: Dana Epp
                           Telephone No.: (604) 792-0100
                           Facsimile No.: (604) 792-0911

                  and copies to:

                           Sliman, Stander & Company
                           Barristers & Solicitors
                           204-45389 Luckakuck Way
                           Chilliwack, British Columbia V2R 3C7
                           Attn: Bruce Davies
                           Telephone No.: (604) 824-7777
                           Facsimile No.: (604) 824-7770

                  and to:

                           Nexus Venture Capital Lawyers
                           3400 - 666 Burrard Street
                           Vancouver, British Columbia V6C 2X8
                           Attn: Paul Visosky

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



                           Telephone No.: (604) 639-3131
                           Facsimile No.: (604) 639-2803

                  and to:

                           Ogden Murphy Wallace, P.L.L.C.
                           1601 Fifth Avenue, Suite 2100
                           Seattle, WA 98101
                           Attn: Shea Wilson and Derek Woolston
                           Telephone No.: (206) 447-7000
                           Facsimile No.: (206) 447-0215

                  Any notice or other communication given personally shall be deemed to have been given and received on delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of confirmed receipt thereof, unless such day is not a Business Day, in which case it shall be deemed to have been given and received on the immediately following Business Day.

         3.10 Counterparts. This agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

         3.11 Jurisdiction. This agreement shall be construed and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

         3.12 Attornment. Merilus USA agrees that any action or proceeding arising out of or relating to this agreement may be instituted in the courts of the Province of British Columbia, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of such courts in any such action or proceeding, agrees to be bound by any judgment of such courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints Merilus Canada at its registered office in the Province of British Columbia as Merilus USA's attorney for service of process.

                  IN WITNESS WHEREOF, Merilus USA and Merilus Canada have caused this agreement to be signed by their respective officers thereunder duly authorized, all as of the date first written above.


MERILUS TECHNOLOGIES INC.                     MERILUS USA, INC.




By:_____________________________              By:___________________________
Name: Dana Epp                                Name: Xenios Xenopoulous
Title: Chief Executive Officer and            Title: President



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                                    EXHIBIT E

                       VOTING AND EXCHANGE TRUST AGREEMENT

     THIS VOTING AND EXCHANGE TRUST AGREEMENT is entered into as of November ____ , 2000, by and between Merilus USA, Inc., a Nevada corporation ("Merilus
USA"), Merilus Technologies Inc., a British Columbia corporation ("Merilus Canada"), and Interwest Transfer Company, Inc., a U.S. trust company ("Trustee").

         WHEREAS:

         A. Pursuant to an Agreement and Plan of Reorganization dated as of October ___, 2000 (the "Reorganization Agreement"), among Merilus USA, 613636 British Columbia, Inc., a wholly owned subsidiary of Merilus USA, and Merilus Canada, the parties agreed that on the closing of the transaction contemplated under the Reorganization Agreement, Merilus USA and Merilus Canada would execute and deliver a Voting and Exchange Trust Agreement containing the terms and conditions set forth in an Exhibit to the Reorganization Agreement together with such other terms and conditions as may be agreed to by the parties to the Reorganization Agreement acting reasonably.

         B. Pursuant to a reorganization of the capital structure of Merilus Canada (the "Reorganization") contemplated in the Reorganization Agreement, Merilus Canada issued certain exchangeable shares (the "Exchangeable Shares") having attached thereto certain rights, privileges, restrictions and conditions (collectively, the "Exchangeable Share Provisions").

         C. Merilus USA is to provide voting rights in Merilus USA to each holder (other than Merilus USA and its Subsidiaries) from time to time of Exchangeable Shares, such voting rights per Exchangeable Share to be equivalent to the voting rights per share of Merilus USA Common Stock.

         D. Merilus USA is to grant to and in favor of the holders (other than Merilus USA and its Subsidiaries) from time to time of Exchangeable Shares the right, in the circumstances set forth herein, to require Merilus USA to purchase from each such holder all or any part of the Exchangeable Shares held by the holder.

         E. The parties desire to make appropriate provision and to establish a procedure whereby voting rights in Merilus USA will be exercisable by holders (other than Merilus USA and its Subsidiaries) from time to time of Exchangeable Shares by and through the Trustee, which will hold legal title to one share of Merilus USA Special Voting Stock (the "Merilus USA Special Voting Stock") to which voting rights attach for the benefit of such holders and whereby the rights to require Merilus USA to purchase Exchangeable Shares from the holders thereof (other than Merilus USA and its Subsidiaries) will be exercisable by such holders from time to time of Exchangeable Shares by and through the Trustee, which will hold legal title to such rights for the benefit of such holders.

         F. These recitals and any statements of fact in this agreement are made by Merilus USA and Merilus Canada and not by the Trustee.

                  NOW THEREFORE, in consideration of the respective covenants and agreements provided in this agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

         1.0      DEFINITIONS AND INTERPRETATION.

         1.1 Defined Terms. Each term denoted herein by initial capital letters and not otherwise defined herein will have the meaning attributed thereto in the rights, privileges, restrictions and conditions (collectively, the "Exchangeable Share Provisions") attaching to the Exchangeable Shares attached as Exhibit A to the Merger Agreement. In addition, the following terms will have the following meanings:

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
         "Aggregate Equivalent Vote Amount" means, with respect to any matter, proposition or question on which holders of Merilus USA Common Stock are entitled to vote, consent or otherwise act, the product of (i) the number of shares of Exchangeable Shares issued and outstanding and held by Holders multiplied by (ii) the Equivalent Vote Amount.

         "Automatic Exchange Rights" means the benefit of the obligation of Merilus USA to effect the automatic exchange of shares of Merilus USA Common Stock for Exchangeable Shares pursuant to Section 5.12 hereof.

         "Board of Directors" means the Board of Directors of Merilus Canada.

         "Business Day" has the meaning provided in the Exchangeable Share Provisions.

         "Merilus USA Common Stock" has the meaning provided in the Exchangeable Share Provisions.

         "Merilus USA Consent" has the meaning provided in Section 4.2 hereof.

         "Merilus USA Meeting" has the meaning provided in Section 4.2 hereof.

         "Merilus USA Special Voting Stock" has the meaning provided in the recitals hereto.

         "Merilus USA Successor" has the meaning provided in subsection 11. 1
(a) hereof.

         "Equivalent Vote Amount" means, with respect any matter, proposition or question on which holders of Merilus USA Common Stock are entitled to vote, consent or otherwise act, the number of votes to which a holder of one share of Merilus USA Common Stock is entitled with respect to such matter, proposition or question.

         "Exchange Put Right" has the meaning provided in the Exchangeable Share Provisions.

         "Exchange Right" has the meaning provided in Article 5 hereof.

         "Exchangeable Share Consideration" has the meaning provided in the Exchangeable Share Provisions.

         "Exchangeable Share Price" has the meaning provided in the Exchangeable Share Provisions.

         "Exchangeable Share Provisions" has the meaning provided in the recitals hereto.

         "Exchangeable Shares" has the meaning provided in the recitals hereto.

         "Holder Votes" has the meaning provided in Section 4.2 hereof.

         "Holders"   means  the   registered   holders  from  time  to  time  of
Exchangeable Shares, other than Merilus USA and its Subsidiaries.

         "Insolvency Event" means the institution by Merilus Canada of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound-up, or the consent of Merilus Canada to the institution of bankruptcy, insolvency, dissolution or winding-up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies Creditors Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by Merilus Canada to contest in good faith any such proceedings commenced in respect of Merilus Canada within 15 days of becoming aware thereof, or the consent by Merilus Canada to the filing of any such petition or to the appointment of a receiver, or the making by Merilus Canada of a general assignment for the benefit of creditors, or the admission in writing by Merilus Canada of its inability to pay its debts generally as they become due, or Merilus Canada's not being permitted, pursuant to liquidity or solvency requirements of applicable law, to redeem any Retracted Shares pursuant to
Section 6.6 of the Exchangeable Share Provisions.

         "Liquidation Call Right" has the meaning provided in the Exchangeable Share Provisions.

         "Liquidation Event" has the meaning provided in subsection 5.12(b) hereof.

         "Liquidation   Event  Effective  Time"  has  the  meaning  provided  in
subsection 5.12(c) hereof.

         "List" has the meaning provided in Section 4.6 hereof.

         "Officer's Certificate" means, with respect to Merilus USA or Merilus Canada, as the case may be, a certificate signed by any one of the Chairman of the Board, the Vice-Chairman of the Board (if there be one), the President or any Vice-President of Merilus USA or Merilus Canada, as the case may be.

         "Person" includes an individual, body corporate,  partnership, company,
unincorporated   syndicate   or   organization,    trust,   trustee,   executor,
administrator and other legal representative.

         "Redemption Call Right" has the meaning provided in the Exchangeable Share Provisions.

         "Reorganization" has the meaning provided in the recitals hereto.

         "Retracted Shares" has the meaning provided in Section 5.7 hereof.

         "Retraction Call Right" has the meaning provided in the Exchangeable Share Provisions.

         "Subsidiary" has the meaning provided in the Exchangeable Share Provisions.

         "Support Agreement" means that certain support agreement made as of even date hereof by and between Merilus USA and Merilus Canada.

         "Trust" means the trust created by this agreement.

         "Trust Estate" means the Voting Share, any other securities, the Exchange Put Right, the Exchange Right, the Automatic Exchange Rights and any money or other property which may be held by the Trustee from time to time pursuant to this agreement.

         "Trustee" means Interwest Transfer Company, Inc. and, subject to the provisions of Article 10 hereof, includes any successor trustee or permitted assigns.

         "Voting Rights" means the voting rights attached to the Voting Share.

         "Voting Share" means the one share of Merilus USA Special Voting Stock, U.S. $0.01 par value, issued by Merilus USA to and deposited with the Trustee, which entitles the holder of record to a number of votes at meetings of holders of Merilus USA Common Stock equal to the Aggregate Equivalent Vote Amount.

         1.2 Interpretation Not Affected by Headings, Etc. The division of this agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this agreement.

         1.3 Number, Gender, Etc. Words importing the singular number only will include the plural and vice versa. Words importing the use of any gender will include all genders.


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         1.4 Date for Any Action. If any date on which any action is required to be taken under this agreement is not a Business Day, such action will be required to be taken on the next succeeding Business Day.

     1.5 Payments. All payments to be made hereunder will be made without interest and less any tax required by Canadian law to be deducted or withheld.

         2.0      PURPOSE OF AGREEMENT.

         The purpose of this agreement is to create the Trust for the benefit of the Holders, as herein provided. The Trustee will hold the Voting Share in order to enable the Trustee to exercise the Voting Rights and will hold the Exchange Put Right, the Exchange Right and the Automatic Exchange Rights in order to enable the Trustee to exercise such rights, in each case as trustee for and on behalf of the Holders as provided in this agreement.

         3.0      VOTING SHARE.

         3.1 Issuance and Ownership of the Voting Share. Merilus USA hereby issues to and deposits with the Trustee the Voting Share to be hereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the Holders and in accordance with the provisions of this agreement. Merilus USA hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Holders of good and valuable consideration (and the adequacy thereof) for the issuance of the Voting Share by Merilus USA to the Trustee. During the term of the Trust and subject to the terms and conditions of this agreement, the Trustee will possess and be vested with full legal ownership of the Voting Share and will be entitled to exercise all of the rights and powers of an owner with respect to the Voting Share, provided that the Trustee will:

         (a) hold the Voting Share and the legal title thereto as trustee solely for the use and benefit of the Holders in accordance with the provisions of this agreement; and
         (b) except as specifically authorized by this agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the Voting Share, and the Voting Share will not be used or disposed of by the Trustee for any purpose other than the purposes for which this Trust is created pursuant to this agreement.

         3.2 Legended Share Certificates. Merilus Canada will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Holders of their right to instruct the Trustee with respect to the exercise of the Voting Rights with respect to the Exchangeable Shares held by a Holder.

         3.3 Safe Keeping of Certificate. The certificate representing the Voting Share will at all times be held in safe keeping by the Trustee or its agent.

         4.0      EXERCISE OF VOTING RIGHTS.

         4.1 Voting Rights. The Trustee, as the holder of record of the Voting Share, will be entitled to all of the Voting Rights, including the right to consent to or to vote in person or by proxy the Voting Share, on any matter, question or proposition whatsoever that may properly come before the stockholders of Merilus USA at a Merilus USA Meeting or in connection with a Merilus USA Consent (in each case, as hereinafter defined). The Voting Rights will be and remain vested in and exercised by the Trustee. Subject to Section
7.15 hereof, the Trustee will exercise the Voting Rights only on the basis of instructions received pursuant to this Article 4 from Holders entitled to instruct the Trustee as to the voting thereof at the time at which a Merilus USA Consent is sought or a Merilus USA Meeting is held. To the extent that no instructions are received from a Holder with respect to the Voting Rights to which such Holder is entitled, the Trustee will not exercise or permit the exercise of such Holder's Voting Rights.

         4.2 Number of Votes. With respect to all meetings of stockholders of Merilus USA at which holders of shares of Merilus USA Common Stock are entitled to vote (a "Merilus USA Meeting") and with respect to all written consents sought by Merilus USA from its stockholders including the holders of shares of Merilus USA

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



Common Stock (a "Merilus USA Consent"), each Holder will be entitled to instruct the Trustee to cast and exercise, in the manner instructed, a number of votes equal to the Equivalent Vote Amount for each Exchangeable Share owned of record by such Holder on the record date established by Merilus USA or by applicable law for such Merilus USA Meeting or Merilus USA Consent, as the case may be, (the "Holder Votes") in respect of each matter, question or proposition to be voted on at such Merilus USA Meeting or to be consented to in connection with such Merilus USA Consent.

         4.3 Mailings to Shareholders. With respect to each Merilus USA Meeting and Merilus USA Consent, the Trustee will mail or cause to be mailed (or otherwise communicate in the same manner as Merilus USA utilizes in communications to holders of Merilus USA Common Stock, subject to the Trustee's ability to provide this method of communication and on being advised in writing of such method) to each of the Holders named in the List on the same day as the initial mailing or notice (or other communication) with respect thereto is given by Merilus USA to its stockholders:

          (a) a copy of such notice, together with any proxy or information statement and related materials to be provided to stockholders of Merilus USA;

          (b) a statement that such Holder is entitled to instruct the Trustee as to the exercise of the Holder Votes with respect to such Merilus USA Meeting or Merilus USA Consent, as the case may be, or, pursuant to Section 4.7 hereof, to attend such Merilus USA Meeting and to exercise personally the Holder Votes thereat;

          (c) a statement as to the manner in which such instructions may be given to the Trustee, including an express indication that instructions may be given to the Trustee to give:

               (i) a proxy to such Holder or such Holder's designee to exercise personally the Holder Votes; or

               (ii) a proxy to a designated agent or other representative of the management of Merilus USA to exercise such Holder Votes;

          (d) a statement that if no such instructions are received from the Holder, the Holder Votes to which such Holder is entitled will not be exercised;

          (e) a form of direction whereby the Holder may so direct and instruct the Trustee as contemplated herein; and

          (f)  a statement of:

                  (i) the time and date by which such instructions must be received by the Trustee in order to be binding on it, which in the case of a Merilus USA Meeting will not be earlier than the close of business on the Business Day prior to such meeting, and
                  (ii)    the method for revoking or amending such instructions.

                  The materials referred to above are to be provided by Merilus USA to the Trustee, but will be subject to review and comment by the Trustee.

                  For the purpose of determining Holder Votes to which a Holder is entitled in respect of any such Merilus USA Meeting or Merilus USA Consent, the number of Exchangeable Shares owned of record by the Holder will be determined at the close of business on the record date established by Merilus USA or by applicable law for purposes of determining stockholders entitled to vote at such Merilus USA Meeting or to give written consent in connection with such Merilus USA Consent. Merilus USA will notify the Trustee in writing of any decision of the board of directors of Merilus USA with respect to the calling of any such Merilus USA Meeting or the seeking of any such Merilus USA Consent and will provide all necessary information and materials to the Trustee in each case promptly and in any event in sufficient time to enable the Trustee to perform its obligations contemplated by this Section 4.3.

                  4.4 Copies of Stockholder Information. Merilus USA will deliver to the Trustee copies of all proxy materials, (including notices of Merilus USA Meetings, but excluding proxies to vote shares of Merilus USA Common Stock), information statements, reports (including without limitation all interim and annual financial statements) and other written communications that are to be distributed from time to time to holders of Merilus USA

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



Common Stock in sufficient quantities and in sufficient time so as to enable the Trustee to send those materials to each Holder at the same time as such materials are first sent to holders of Merilus USA Common Stock. The Trustee will mail or otherwise send to each Holder, at the expense of Merilus USA, copies of all such materials (and all materials specifically directed to the Holders or to the Trustee for the benefit of the Holders by Merilus USA) received by the Trustee from Merilus USA at the same time as such materials are first sent to holders of Merilus USA Common Stock. The Trustee will make copies of all such materials available for inspection by any Holder at the Trustee's principal transfer office in the cities of Calgary and Toronto.

         4.5 Other Materials. Immediately after receipt by Merilus USA or any stockholder of Merilus USA of any material sent or given generally to the holders of Merilus USA Common Stock by or on behalf of a third party, including without limitation dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), Merilus USA will use its reasonable best efforts to obtain and deliver to the Trustee copies thereof in sufficient quantities so as to enable the Trustee to forward such material (unless the same has been provided directly to Holders by such third party) to each Holder as soon as possible thereafter. As soon as practicable after receipt thereof, the Trustee will mail or otherwise send to each Holder, at the expense of Merilus USA, copies of all such materials received by the Trustee from Merilus USA. The Trustee will also make copies of all such materials available for inspection by any Holder at the Trustee's principal transfer office in the cities of Calgary and Toronto.

         4.6 List of Persons Entitled to Vote. Merilus Canada will, (i) prior to each annual, general or special Merilus USA Meeting or the seeking of any Merilus USA Consent and (ii) forthwith on each request made at any time by the Trustee in writing, prepare or cause to be prepared a list (a "List") of the names and addresses of the Holders arranged in alphabetical order and showing the number of Exchangeable Shares held of record by each such Holder, in each case at the close of business on the date specified by the Trustee in such request or, in the case of a List prepared in connection with a Merilus USA Meeting or a Merilus USA Consent, at the close of business on the record date established by Merilus USA or pursuant to applicable law for determining the holders of Merilus USA Common Stock entitled to receive notice of and/or to vote at such Merilus USA Meeting or to give consent in connection with such Merilus USA Consent. Each such List will be delivered to the Trustee promptly after receipt by Merilus Canada of such request or the record date for such meeting or seeking of consent, as the case may be, and in any event within sufficient time as to enable the Trustee to perform its obligations under this agreement. Merilus USA agrees to give Merilus Canada written notice (with a copy to the Trustee) of the calling of any Merilus USA Meeting or the seeking of any Merilus USA Consent, together with the record dates therefor, sufficiently prior to the date of the calling of such meeting or seeking of such consent so as to enable Merilus Canada to perform its obligations under this Section 4.6.

         4.7 Entitlement to Direct Votes. Any Holder named in a List prepared in connection with any Merilus USA Meeting or any Merilus USA Consent will be entitled (i) to instruct the Trustee in the manner described in Section 4.3 hereof with respect to the exercise of the Holder Votes to which such Holder is entitled or (ii) to attend such meeting and personally to exercise thereat (or to exercise with respect to any written consent), as the proxy of the Trustee, the Holder Votes to which such Holder is entitled.

     4.8  Voting by  Trustee,  and  Attendance  of  Trustee  Representative,  at
Meeting.

         (a) In connection with each Merilus USA Meeting and Merilus USA Consent, the Trustee will exercise, either in person or by proxy, in accordance with the instructions received from a Holder pursuant to Section 4.3 hereof, the Holder Votes as to which such Holder is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions); provided, however, that such written instructions are received by the Trustee from the Holder prior to the time and date fixed by it for receipt of such instructions in the notice given by the Trustee to the Holder pursuant to Section 4.3 hereof.
         (b) The Trustee will cause such representatives as are empowered by it to sign and deliver, on behalf of the Trustee, proxies for Voting Rights to attend each Merilus USA Meeting. On submission by a Holder (or its designee) of identification satisfactory to the Trustee's representatives, and at the

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



                  Holder's request, such representatives will sign and deliver to such Holder (or its designee) a proxy to exercise personally the Holder Votes as to which such Holder is otherwise entitled hereunder to direct the vote, if such Holder either:

               (i) has not previously given the Trustee instructions pursuant to Section 4.3 hereof in respect of such meeting, or

               (ii) submits to the Trustee's  representatives written revocation of any such previous instructions.

                  At such meeting, the Holder exercising such Holder Votes will have the same rights as the Trustee to speak at the meeting in respect of any matter, question or proposition, to vote by way of ballot at the meeting in respect of any matter, question or proposition and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

         4.9 Distribution of Written Materials. Any written materials to be distributed by the Trustee to the Holders pursuant to this agreement will be delivered or sent by mail (or otherwise communicated in the same manner as Merilus USA utilizes in communications to holders of Merilus USA Common Stock subject to the Trustee's ability to provide this method of communication and on being advised in writing of such method) to each Holder at its address as shown on the books of Merilus Canada . Merilus Canada will provide or cause to be provided to the Trustee for this purpose, on a timely basis and without charge or other expense:

          (a)  current lists of the Holders; and

          (b) on the request of the Trustee, mailing labels to enable the Trustee to carry out its duties under this agreement.

                  The materials referred to above are to be provided by Merilus Canada to the Trustee, but will be subject to review and comment by the Trustee.

         4.10 Termination of Voting Rights. Except as otherwise provided herein or in the Exchangeable Share Provisions, all of the rights of a Holder with respect to the Holder Votes exercisable in respect of the Exchangeable Shares held by such Holder, including the right to instruct the Trustee as to the voting of or to vote personally such Holder Votes, will be deemed to be surrendered by the Holder to Merilus USA, and such Holder Votes and the Voting Rights represented thereby will cease immediately, on the delivery by such Holder to the Trustee of the certificates representing such Exchangeable Shares in connection with the exercise by the Holder of the Exchange Put Right or the Exchange Right or the occurrence of the automatic exchange of Exchangeable Shares for shares of Merilus USA Common Stock, as specified in Article 5 hereof (unless in any case Merilus USA will not have delivered the Exchangeable Share Consideration deliverable in exchange therefor to the Trustee for delivery to the Holders), or on the redemption of Exchangeable Shares pursuant to Article 6 or Article 7 of the Exchangeable Share Provisions, or on the effective date of the liquidation, dissolution or winding-up of Merilus Canada or any other distribution of the assets of Merilus Canada among its shareholders for the purpose of winding up its affairs pursuant to Article 5 of the Exchangeable Share Provisions, or on the purchase of Exchangeable Shares from the holder thereof by Merilus USA pursuant to the exercise by Merilus USA of the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right.

         5.0      EXCHANGE RIGHT AND AUTOMATIC EXCHANGE

     5.1 Grant and Ownership of the Exchange Put Right, Exchange Right and Automatic Exchange Right. Merilus USA hereby grants to the Trustee as trustee for and on behalf of, and for the use and benefit of, the Holders:

          (a)  the Exchange Put Right;

          (b) the right (the "Exchange Right"), on the occurrence and during the continuance of an Insolvency Event, to require Merilus USA to purchase from each or any Holder all or any part of the Exchangeable Shares held by the Holders; and

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          (c)  the  Automatic  Exchange  Rights,  all  in  accordance  with  the
               provisions  of  this   agreement  and  the   Exchangeable   Share
               Provisions, as the case may be. Merilus USA hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Holders of good and valuable consideration (and the adequacy thereof) for the grant of the Exchange Put Right, the Exchange Right and the Automatic Exchange Rights by Merilus USA to the Trustee. During the term of the Trust and subject to the terms and conditions of this agreement, the Trustee will possess and be vested with full legal ownership of the Exchange Put Right, the Exchange Right and the Automatic Exchange Rights and will be entitled to exercise all of the rights and powers of an owner with respect to the Exchange Put Right, the Exchange Right and the Automatic Exchange Rights, provided that the Trustee will:

          (d) hold the Exchange Put Right, the Exchange Right and the Automatic Exchange Rights and the legal title thereto as trustee solely for the use and benefit of the Holders in accordance with the provisions of this agreement; and

          (e) except as specifically authorized by this agreement, have no power or authority to exercise or otherwise deal in or with the Exchange Put Right, the Exchange Right or the Automatic Exchange Rights, and the Trustee will not exercise any such rights for any purpose other than the purposes for which this Trust is created pursuant to this agreement.

     5.2 Legended Share Certificates. Merilus Canada will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Holders of:

         (a) their right to instruct the Trustee with respect to the exercise of the Exchange Put Right and the Exchange Right in respect of the Exchangeable Shares held by a Holder; and
         (b)      the Automatic Exchange Rights.

         5.3 General Exercise of Exchange Put Right and the Exchange Right. The Exchange Put Right and the Exchange Right will be and remain vested in and exercised by the Trustee. Subject to Section 7.15 hereof, the Trustee will exercise the Exchange Put Right and the Exchange Right only on the basis of instructions received pursuant to this Article 5 from Holders entitled to instruct the Trustee as to the exercise thereof. To the extent that no instructions are received from a Holder with respect to the Exchange Put Right and the Exchange Right, the Trustee will not exercise or permit the exercise of the Exchange Put Right and the Exchange Right.

         5.4 Purchase Price. The purchase price payable by Merilus USA for each Exchangeable Share to be purchased by Merilus USA (i) under the Exchange Put Right will be the amount determined under the Exchangeable Share Provisions; and
(ii) under the Exchange Right will be an amount equal to the Exchangeable Share Price on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right. In connection with each exercise of the Exchange Right, Merilus USA will provide to the Trustee an Officer's Certificate setting forth the calculation of the applicable
Exchangeable Share Price for each Exchangeable Share. The applicable Exchangeable Share Price for each such Exchangeable Share so purchased may be satisfied only by Merilus USA's issuing and delivering or causing to be delivered to the Trustee, on behalf of the relevant Holder, the applicable Exchangeable Share Consideration representing the total applicable Exchangeable Share Price.

         5.5 Exercise Instructions for Exchange Right. Subject to the terms and conditions herein set forth, a Holder will be entitled, on the occurrence and during the continuance of an Insolvency Event, to instruct the Trustee to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Holder on the books of Merilus Canada. To cause the exercise of the Exchange Right by the Trustee, the Holder will deliver to the Trustee, in person or by certified or registered mail, at its principal transfer offices in Calgary, British Columbia and Toronto, Ontario or at such other places in Canada as the Trustee may from time to time designate by written notice to the Holders, the certificates representing the Exchangeable Shares which such Holder desires Merilus USA to purchase, duly endorsed in blank, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the by-laws of

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Merilus Canada and such additional  documents and instruments as the Trustee may reasonably require, together with:

         (a)      a duly  completed  form of notice of exercise of the  Exchange
                  Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating:

                  (i) that the Holder thereby instructs the Trustee to exercise the Exchange Right so as to require Merilus USA to purchase from the Holder the number of Exchangeable Shares specified therein,
                  (ii) that such Holder has good title to and owns all such Exchangeable Shares to be acquired by Merilus USA free and clear of all liens, claims, encumbrances, security interests and adverse claims or interests,
                  (iii) the names in which the certificates representing Merilus USA Common Stock issuable in connection with the exercise of the Exchange Right are to be issued, and
                  (iv) the names and addresses of the persons to whom the Exchangeable Share Consideration should be delivered; and

         (b) payment (or evidence satisfactory to the Trustee, Merilus Canada and Merilus USA of payment) of the taxes (if any) payable as contemplated by Section 5.8 of this agreement.

                  If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to the Trustee are to be purchased by Merilus USA under the Exchange Right, a new certificate for the balance of such Exchangeable Shares will be issued to the Holder at the expense of Merilus Canada.

         5.6 Delivery of Exchangeable Share Consideration; Effect of Exercise. Promptly after receipt of the certificates representing the Exchangeable Shares which the Holder desires Merilus USA to purchase under the Exchange Put Right or the Exchange Right (together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Put Right or the Exchange Right), duly endorsed for transfer to Merilus USA, the Trustee will notify Merilus USA and Merilus Canada of its receipt of the same, which notice to Merilus USA and Merilus Canada will constitute exercise of the Exchange Put Right or the Exchange Right by the Trustee on behalf of the Holder of such
Exchangeable Shares, and Merilus USA will immediately thereafter deliver or cause to be delivered to the Trustee, for delivery to the Holder of such Exchangeable Shares (or to such other persons, if any, properly designated by such Holder), the Exchangeable Share Consideration deliverable in connection with the exercise of the Exchange Put Right or the Exchange Right; provided, however, that no such delivery will be made unless and until the Holder requesting the same will have paid (or provided evidence satisfactory to the Trustee, Merilus Canada and Merilus USA of the payment of) the taxes (if any) payable as contemplated by Section 5.8 of this agreement. Immediately on the giving of notice by the Trustee to Merilus USA and Merilus Canada of the exercise of the Exchange Put Right or the Exchange Right, as provided in this
Section 5.6, (i) the closing of the transaction of purchase and sale contemplated by the Exchange Put Right or the Exchange Right will be deemed to have occurred, (ii) Merilus USA will be required to take all action necessary to permit it to occur, including delivery to the Trustee of the relevant Exchangeable Share Consideration, no later than the close of business on the third Business Day following the receipt by the Trustee of notice, certificates and other documents as aforesaid and (iii) the Holder of such Exchangeable Shares will be deemed to have transferred to Merilus USA all of its right, title and interest in and to such Exchangeable Shares and the related interest in the Trust Estate, will cease to be a holder of such Exchangeable Shares and will not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total purchase price therefor, unless such Exchangeable Share Consideration is not delivered by Merilus USA to the Trustee by the date specified above, in which case the rights of the Holder will remain unaffected until such Exchangeable Share Consideration is delivered by Merilus USA and any cheque included therein is paid. Concurrently with such Holder ceasing to be a holder of Exchangeable Shares, the Holder will be considered and deemed for all purposes to be the holder of the shares of Merilus USA Common Stock delivered to it pursuant to the Exchange Put Right or the Exchange Right. Notwithstanding the foregoing, until the Exchangeable Share Consideration is delivered to the Holder, the Holder

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will be deemed to still be a holder of the sold Exchangeable Shares for purposes of voting rights with respect thereto under this agreement.

         5.7 Exercise of Exchange Right Subsequent to Retraction. In the event that a Holder has exercised its right under Article 6 of the Exchangeable Share Provisions to require Merilus Canada to redeem any or all of the Exchangeable Shares held by the Holder (the "Retracted Shares") and is notified by Merilus Canada pursuant to Section 6.6 of the Exchangeable Share Provisions that Merilus Canada will not be permitted as a result of liquidity or solvency provisions of applicable law to redeem all such Retracted Shares, subject to receipt by the Trustee of written notice to that effect from Merilus Canada and provided that Merilus USA will not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Holder has not revoked the retraction request delivered by the Holder to Merilus Canada pursuant to Section 6.1 of the Exchangeable Share Provisions, the retraction request will constitute and will be deemed to constitute notice from the Holder to the Trustee instructing the Trustee to exercise the Exchange Right with respect to those Retracted Shares which Merilus Canada is unable to redeem. In any such event, Merilus Canada hereby agrees with the Trustee and in favour of the Holder immediately to notify the Trustee of such prohibition against Merilus Canada's redeeming all of the Retracted Shares and immediately to forward or cause to be forwarded to the Trustee all relevant materials delivered by the Holder to Merilus Canada or to the transfer agent of the Exchangeable Shares (including without limitation a copy of the retraction request delivered pursuant to Section 6.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares, and the Trustee will thereon exercise the Exchange Right with respect to the Retracted Shares which Merilus Canada is not permitted to redeem and will require Merilus USA to purchase such shares in accordance with the provisions of this Article 5.

         5.8 Stamp or Other Transfer Taxes. On any sale of Exchangeable Shares to Merilus USA pursuant to the Exchange Put Right, the Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing Merilus USA Common Stock to be delivered as Exchangeable Share Consideration in connection with the payment of the total purchase price therefor will be issued in the name of the Holder of the Exchangeable Shares so sold or in such names as such Holder may otherwise direct in writing without charge to the holder of the Exchangeable Shares so sold, provided, however, that such Holder:

         (a) will pay (and neither Merilus USA, Merilus Canada nor the Trustee will be required to pay) any documentary, stamp, transfer or other similar taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Holder; or

         (b) will have established to the satisfaction of the Trustee, Merilus USA and Merilus Canada that such taxes, if any, have been paid.

         5.9 Notice of Insolvency Event. Immediately on the occurrence of an Insolvency Event or any event which with the giving of notice or the passage of time or both would be an Insolvency Event, Merilus Canada and Merilus USA will give written notice thereof to the Trustee. As soon as practicable after receiving notice from Merilus Canada or Merilus USA of the occurrence of an Insolvency Event, the Trustee will mail to each Holder, at the expense of Merilus USA, a notice of such Insolvency Event in the form provided by Merilus USA, which notice will contain a brief statement of the right of the Holders with respect to the Exchange Right.

         5.10 Qualification of Merilus USA Common Stock. Merilus USA represents and warrants that it has taken all actions and done all things as are necessary under any United States or Canadian federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority or fulfilment of any other legal requirement (collectively the "Applicable Laws") as they exist on the date of this agreement and will in good faith, expeditiously take all such actions and do all such things as are necessary under Applicable Laws as they may exist in the future to cause such shares of Merilus USA Common Stock to be issued and delivered pursuant to the Exchangeable Share Provisions, the Exchange Put Right, the Exchange Right and the Automatic Exchange Rights; provided that all such shares of Merilus USA Common Stock will be subject to such resale restrictions as imposed by any and all applicable securities legislation.


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         5.11  Reservation  of Shares of Merilus USA Common  Stock.  Merilus USA
hereby represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of shares of Merilus USA Common Stock:

         (a)      as is equal to the sum of

               (i) the number of Exchangeable Shares issued and outstanding from time to time, and

               (ii) the number of  Exchangeable  Shares issuable on the exercise of all rights to acquire Exchangeable Shares outstanding from time to time; and

         1. as are now and may hereafter be required to enable and permit Merilus Canada to meet its obligations hereunder, under the Certificate of Incorporation of Merilus USA, under the Support Agreement, under the Exchangeable Share Provisions and under any other security or commitment pursuant to the Merger
                  Agreement with respect to which Merilus USA may now or hereafter be required to issue shares of Merilus USA Common Stock.

         5.12     Automatic Exchange on Liquidation of Merilus USA

     (a) Merilus USA will give the Trustee written notice of each of the following events at the time set forth below:

               (i) in the event of any determination by the board of directors of Merilus USA to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Merilus USA or to effect any other distribution of assets of Merilus USA among its stockholders for the purpose of winding-up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

               (ii) immediately, on the earlier of

                           (A)      receipt by Merilus USA of notice of, and
                           (B) Merilus USA's otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Merilus USA or to effect any other distribution of assets of Merilus USA among its stockholders for the purpose of winding up its affairs.

     (b) Immediately following receipt by the Trustee from Merilus USA of notice of any event (a "Liquidation Event") contemplated by Section 5.12(a) above, the Trustee will give notice thereof to the Holders. Such notice will be provided by Merilus USA to the Trustee and will include a brief description of the automatic exchange of Exchangeable Shares for shares of Merilus USA Common Stock provided for in Section 5.12(c) below.

     (c) In order that the Holders will be able to participate on a pro rata basis with the holders of Merilus USA Common Stock in the distribution of assets of Merilus USA in connection with a Liquidation Event, immediately prior to the effective time (the "Liquidation Event Effective Time") of a Liquidation Event, all of the then outstanding Exchangeable Shares will be automatically exchanged for shares of Merilus USA Common Stock. To effect such automatic exchange, Merilus USA will be deemed to have purchased each Exchangeable Share outstanding immediately prior to the Liquidation Event Effective Time and held by Holders, and each Holder will be deemed to have sold the Exchangeable Shares held by it at such time, for a purchase price per share equal to the Exchangeable Share Price applicable at such time. In connection with such automatic exchange, Merilus USA will provide to the Trustee an Officer's Certificate setting forth the calculation of the purchase price for each Exchangeable Share.

     (d)  The closing of the  transaction of purchase and sale  contemplated  by
          Section 5.12(c) above will be deemed to have occurred immediately prior to the Liquidation Event Effective Time, and each Holder of Exchangeable Shares will be deemed to have transferred to Merilus USA all of the Holder's right, title and interest in and to such Exchangeable Shares and the related interest in the Trust Estate and will cease to be a holder of such Exchangeable Shares, and Merilus USA will deliver to the Holder the Exchangeable Share Consideration deliverable on the automatic exchange

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          of Exchangeable Shares.  Concurrently with such Holder's ceasing to be a holder of Exchangeable Shares, the Holder will be considered and deemed for all purposes to be the holder of the shares of Merilus USA Common Stock issued to it pursuant to the automatic exchange of Exchangeable Shares for Merilus USA Common Stock, and the certificates held by the Holder previously representing the Exchangeable Shares exchanged by the Holder with Merilus USA pursuant to such automatic exchange will thereafter be deemed to represent the shares of Merilus USA Common Stock issued to the Holder by Merilus USA pursuant to such automatic exchange. On the request of a Holder and the surrender by the Holder of Exchangeable Share certificates deemed to represent shares of Merilus USA Common Stock, duly endorsed in blank and accompanied by such instruments of transfer as Merilus USA may reasonably require, Merilus USA will deliver or cause to be delivered to the Holder certificates representing the shares of Merilus USA Common Stock of which the Holder is the holder. Notwithstanding the foregoing, until each Holder is actually entered on the register of holders of Merilus USA Common Stock, such Holder will be deemed to still be a holder of the transferred Exchangeable Shares for purposes of all voting rights with respect thereto under this agreement.

         5.13 Withholding Rights. Merilus USA, Merilus Canada and the Trustee shall be entitled to deduct and withhold from any consideration otherwise payable under this agreement to any Holder of Exchangeable Shares or Merilus USA Common Shares such amounts as Merilus USA, Merilus Canada or the Trustee is required or permitted to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986 or any provision of provincial, state, local or foreign tax law, in each case as amended or succeeded. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the Holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a Holder exceeds the cash portion of the consideration otherwise payable to the Holder, Merilus USA, Merilus Canada and the Trustee are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to Merilus USA, Merilus Canada or the Trustee, as the case may be, to enable it to comply with such deduction or withholding requirement and Merilus USA, Merilus Canada or the Trustee shall notify the Holder thereof and remit to such Holder any unapplied balance of the net proceeds of such sale. Merilus USA represents and warrants that, based upon facts currently known to it, it has no current intention, as at the date of this agreement, to deduct or withhold from any dividend paid to Holders of Exchangeable Shares any amounts under the United States Internal Revenue Code of 1986.

         6.0      RESTRICTIONS ON ISSUANCE OF MERILUS USA SPECIAL VOTING STOCK

         During the term of this agreement, Merilus USA will not issue any shares of Merilus USA Special Voting Stock in addition to the Voting Share.

         7.0      CONCERNING THE TRUSTEE

         7.1  Powers  and  Duties  of  the  Trustee.  The  rights,   powers  and
authorities of the Trustee under this agreement, in its capacity as trustee of the Trust, will include:

     (a) receipt and deposit of the Voting Share from Merilus USA as trustee for and on behalf of the Holders in accordance with the provisions of this agreement;

     (b) granting proxies and distributing materials to Holders as provided in this agreement;

     (c) voting the Holder Votes in accordance with the provisions of this agreement;

     (d) receiving the grant of the Exchange Put Right and the Exchange Right and the Automatic Exchange Rights from Merilus USA as trustee for and on behalf of the Holders in accordance with the provisions of this agreement;

     (e) exercising the Exchange Put Right and the Exchange Right and enforcing the benefit of the Automatic Exchange Rights, in each case in accordance with the provisions of this agreement, and

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          in connection therewith receiving from Holders Exchangeable Shares and other requisite documents and distributing to such Holders the shares of Merilus USA Common Stock and cheques, if any, to which such Holders are entitled on the exercise of the Exchange Put Right and the Exchange Right or pursuant to the Automatic Exchange Rights, as the case may be;

     (f)  holding title to the Trust Estate;

     (g) investing any moneys forming, from time to time, a part of the Trust Estate as provided in this agreement;

     (h) taking action at the direction of a Holder or Holders to enforce the obligations of Merilus USA under this agreement; and

     (i) taking such other actions and doing such other things as are specifically provided in this agreement.

                  In the exercise of such rights, powers and authorities, the Trustee will have (and is granted) such incidental and additional rights, powers and authority not in conflict with any of the provisions of this agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of such discretionary rights, powers and authorities by the Trustee will be final, conclusive and binding on all persons. For greater certainty, the Trustee will have only those duties as are set out specifically in this agreement.

                  The Trustee in exercising its rights, powers, duties and authorities hereunder will act honestly and in good faith with a view to the best interests of the Holders and will exercise the care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

                  The Trustee will not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it will be specifically required to do so under the terms hereof nor will the Trustee be required to take any notice of, or to do or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notices will distinctly specify the default or breach desired to be brought to the attention of the Trustee and in the absence of such notice the Trustee may for all purposes of this agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.

         7.2 No Conflict of Interest. The Trustee represents to Merilus Canada and Merilus USA that at the date of execution and delivery of this agreement there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity. The Trustee will, within 90 days after it becomes aware that such a material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Article 10 hereof. If, notwithstanding the foregoing provisions of this Section 7.2, the Trustee has such a material conflict of interest, the validity and enforceability of this agreement will not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If the Trustee contravenes the foregoing provisions of this Section 7.2, any interested party may apply to the superior court of the province in which Merilus Canada has its registered office for an order that the Trustee be replaced as trustee hereunder.

         7.3 Dealings with Transfer Agents, Registrars, Etc. Merilus Canada and Merilus USA irrevocably authorize the Trustee, from time to time, to:

         (a) consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Exchangeable Shares and Merilus USA Common Stock; and
         (b)      requisition, from time to time,
                  (i) from any such registrar or transfer agent any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this agreement, and

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                  (ii)     from the transfer  agent of Merilus USA Common Stock,
                           and any subsequent transfer agent of such shares, to complete the exercise from time to time of the Exchange Put Right, the Exchange Right and the Automatic Exchange Rights in the manner specified in
                           Article 5 hereof, the share certificates issuable on such exercise.

                  Merilus Canada and Merilus USA irrevocably authorize their respective registrars and transfer agents to comply with all such requests. Merilus USA covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing the exercise from time to time of the Exchange Put Right, the Exchange Right and the Automatic Exchange Rights, in each case pursuant to Article 5 hereof.

         7.4 Books and Records. The Trustee will keep available for inspection by Merilus USA and Merilus Canada, at the Trustee's principal transfer office in Calgary, British Columbia, correct and complete books and records of account relating to the Trustee's actions under this agreement, including without limitation all information relating to mailings and instructions to and from Holders and all transactions pursuant to the Voting Rights, the Exchange Put Right, the Exchange Right and the Automatic Exchange Rights for the term of this agreement. On or before March 31, 2000, and on or before March 31 in every year thereafter, so long as the Voting Share is on deposit with the Trustee, the Trustee will transmit to Merilus USA and Merilus Canada a brief report, dated as of the preceding December 31, with respect to:

         (a)      the property and funds comprising the Trust Estate as of that date;
         (b) the number of exercises of the Exchange Put Right and the Exchange Right, if any, and the aggregate number of Exchangeable Shares received by the Trustee on behalf of Holders in consideration of the issue and delivery by Merilus USA of shares of Merilus USA Common Stock in connection with the Exchange Put Right and the Exchange Right, during the calendar year ended on such date; and
         (c) all other actions taken by the Trustee in the performance of its duties under this agreement which it had not previously reported.

         7.5 Income Tax Returns and Reports. The Trustee will, to the extent necessary, prepare and file on behalf of the Trust appropriate United States and Canadian income tax returns and any other returns or reports as may be required by applicable law or pursuant to the rules and regulations of any securities exchange or other trading system through which the Exchangeable Shares are traded and, in connection therewith, may obtain the advice and assistance of such experts as the Trustee may consider necessary or advisable. If requested by the Trustee, Merilus USA will retain such experts for purposes of providing such advice and assistance.

         7.6 Indemnification Prior to Certain Actions by Trustee. The Trustee will exercise any or all of the rights, duties, powers or authorities vested in it by this agreement at the request, order or direction of any Holder on such Holder's furnishing to the Trustee reasonable funding, security and indemnity against the costs, expenses and liabilities which may be incurred by the Trustee therein or thereby; provided that no Holder will be obligated to furnish to the Trustee any such funding, security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the Voting Share pursuant to Article 4 hereof, subject to Section 7.15 hereof, and with respect to the Exchange Put Right and the Exchange Right pursuant to Article 5 hereof, subject to Section 7.15 hereof, and with respect to the Automatic Exchange Rights pursuant to Article 5 hereof. None of the provisions contained in this agreement will require the Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties or authorities unless funded, given funds, security and indemnified as aforesaid.

         7.7 Actions by Holders. No Holder will have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Holder has requested the Trustee to take or institute such action, suit or proceeding and furnished the Trustee with the funding, security and indemnity referred to in Section 7.6 hereof and the Trustee will have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Holder will be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have

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taken;  it being  understood  and intended that no one or more Holders will have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder or under the Voting Rights, the Exchange Put Right, the Exchange Right or the Automatic Exchange Rights, except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder will be exercised and all proceedings at law will be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Holders.

         7.8 Reliance on Declarations. The Trustee will not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith on lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder, and such lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents comply with the provisions of Section 7.9 hereof, if applicable, and with any other applicable provisions of this agreement.

         7.9 Evidence and Authority to Trustee. Merilus Canada and/or Merilus USA will furnish to the Trustee evidence of compliance with the conditions provided for in this agreement relating to any action or step required or permitted to be taken by Merilus Canada and/or Merilus USA or the Trustee under this agreement or as a result of any obligation imposed under this agreement, including, without limitation, in respect of the Voting Rights or the Exchange Put Right, the Exchange Right or the Automatic Exchange Rights and the taking of any other action to be taken by the Trustee at the request of or on the application of Merilus Canada and/or Merilus USA forthwith if and when:

         (a) such evidence is required by any other section of this agreement to be furnished to the Trustee in accordance with the terms of this Section 7.9; or
         (b) the Trustee, in the exercise of its rights, powers, duties and authorities under this agreement, gives Merilus Canada and/or Merilus USA written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

                  Such evidence will consist of an Officer's Certificate of Merilus Canada and/or Merilus USA or a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this agreement.

                  Whenever such evidence relates to a matter other than the Voting Rights or the Exchange Put Right, the Exchange Right or the Automatic
Exchange Rights, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert or any other person whose qualifications give authority to a statement made by him, provided that, if such report or opinion is furnished by a director, officer or employee of Merilus Canada and/or Merilus USA, it will be in the form of an Officer's Certificate or a statutory declaration.

                  Each statutory declaration, certificate, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this agreement will include a statement by the person giving the evidence:

          (i)  declaring  that  such  person  has  read  and   understands   the
               provisions of this agreement relating to the condition in question;

          (ii) describing   the   nature  and  scope  of  the   examination   or
               investigation   on  which  such   person   based  the   statutory
               declaration, certificate, statement or opinion; and

          (iii)declaring that such person has made such examination or investigation as such person believes is necessary to enable such person to make the statements or give the opinions contained or expressed therein.

         7.10     Experts, Advisers and Agents. The Trustee may:


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         (a)      in relation to these  presents  act and rely on the opinion or advice of or information obtained from or prepared by any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert, whether retained by the Trustee or by Merilus Canada and/or Merilus USA or otherwise, and may employ such assistants as may be necessary to the proper determination and discharge of its powers and duties and determination of its
                  rights   hereunder   and  may  pay   proper   and   reasonable
                  compensation for all such legal and other advice or assistance as aforesaid; and

         (b) employ such agents and other assistants as it may reasonably require for the proper determination and discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it (and will be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the determination and discharge of its duties hereunder and in the management of the Trust.

         7.11 Investment of Moneys Held by Trustee. Unless otherwise provided in this agreement, any moneys held by or on behalf of the Trustee which under the terms of this agreement may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee, may be invested and reinvested in the name or under the control of the Trustee in securities in which, under the laws of the Province of British Columbia, trustees are authorized to invest trust moneys; provided that such securities are stated to mature within two years after their purchase by the Trustee, and the Trustee will so invest such moneys on the written direction of Merilus Canada. Pending the investment of any moneys as hereinbefore provided, such moneys may be deposited in the name of the Trustee in any bank, loan or trust company authorized to accept deposits under the laws of United States or Canada or any state or province thereof at the rate of interest then current on similar deposits.

         7.12 Trustee Not Required to Give Security. The Trustee will not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this agreement or otherwise in respect of the premises.

         7.13 Trustee Not Bound to Act on Request. Except as in this agreement otherwise specifically provided, the Trustee will not be bound to act in accordance with any direction or request of Merilus Canada and/or Merilus USA or of the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request will have been delivered to the Trustee, and the Trustee will be empowered to act and rely on any such copy purporting to be authenticated and believed by the Trustee to be genuine.

         7.14 Authority to Carry on Business. The Trustee represents to Merilus Canada and Merilus USA that at the date of execution and delivery by it of this agreement it is authorized to carry on the business of a transfer and trust company in the State of Utah but if, notwithstanding the provisions of this
Section 7.14, it ceases to be so authorized to carry on business, the validity and enforceability of this agreement and the Voting Rights, the Exchange Put Right, the Exchange Right and the Automatic Exchange Rights will not be affected in any manner whatsoever by reason only of such event; provided, however, the Trustee will, within 90 days after ceasing to be authorized to carry on the business of a transfer and trust company in the State of Utah, either become so authorized or resign in the manner and with the effect specified in Article 10 hereof.

         7.15 Conflicting Claims. If conflicting claims or demands are made or asserted with respect to any interest of any Holder in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Holder in any Exchangeable Shares resulting in conflicting claims or demands being made in connection with such interest, then the Trustee will be entitled, at its sole discretion, to refuse to recognize or to comply with any such claim or demand. In so refusing, the Trustee may elect not to exercise any Voting Rights, Exchange Put Right, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands and, in so doing, the Trustee will not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee will be entitled to continue to refrain from acting and to refuse to act until:


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         (a)      the rights of all adverse claimants with respect to the Voting
                  Rights, Exchange Put Right, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction; or
         (b) all differences with respect to the Voting Rights, the Exchange Put Right, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee will have been furnished with an executed copy of such agreement.

                  If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Trustee as it will deem appropriate fully to indemnify it as between all conflicting claims or demands.

         7.16 Acceptance of Trust. The Trustee hereby accepts the Trust created and provided for by and in this agreement and agrees to perform the same on the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who will from time to time be Holders, subject to all the terms and conditions herein set forth.

         8.0      COMPENSATION

                  Merilus USA and Merilus Canada jointly and severally agree to pay to the Trustee reasonable compensation for all of the services rendered by it under this agreement and will reimburse the Trustee for all reasonable expenses (including but not limited to taxes, compensation paid to experts, agents and advisors, and travel expenses) and disbursements, including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency, reasonably incurred by the Trustee in connection with its rights and duties under this agreement; provided that Merilus USA and Merilus Canada will have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation in which the Trustee is determined to have acted in bad faith or with negligence or willful misconduct.

         9.0      INDEMNIFICATION AND LIMITATION OF LIABILITY

         9.1 Indemnification of the Trustee. Merilus USA and Merilus Canada jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors, officers, employees and agents appointed and acting in accordance with this agreement (collectively, the "Indemnified Parties") against all claims, losses, damages, costs, penalties, fines and reasonable expenses (including reasonable expenses of the Trustee's legal counsel) which, without fraud, negligence, willful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason of or as a result of the Trustee's acceptance or administration of the Trust, its compliance with its duties set forth in this agreement, or any written or oral instructions delivered to the Trustee by Merilus USA or Merilus Canada pursuant hereto.

                  In no case will Merilus USA or Merilus Canada be liable under this indemnity for any claim against any of the Indemnified Parties unless Merilus USA and Merilus Canada will be notified by the Trustee of the written assertion of a claim or of any action commenced against the Indemnified Parties, promptly after any of the Indemnified Parties will have received any such written assertion of a claim or will have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Subject to (ii) below, Merilus USA and Merilus Canada will be entitled to participate at their own expense in the defense and, if Merilus USA or Merilus Canada so elect at any time after receipt of such notice, either of them may assume the defense of any suit brought to enforce any such claim. The Trustee will have the right to employ separate counsel in any such suit and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Trustee unless: (i) the employment of such counsel has been authorized by Merilus USA or Merilus Canada, such authorization not to be unreasonably withheld; or (ii) the named parties to any such suit include both the Trustee and Merilus USA or Merilus Canada and the Trustee will have been advised by counsel acceptable to Merilus USA or Merilus Canada that there may be one or more legal defenses available to the Trustee that are different from or in addition to those available to Merilus USA or Merilus Canada and that an actual or potential conflict of interest

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exists (in which case Merilus USA and Merilus  Canada will not have the right to assume the defense of such suit on behalf of the Trustee, but will be liable to pay the reasonable fees and expenses of counsel for the Trustee). This indemnity will survive the resignation or removal of the Trustee and the termination of the trust.

         9.2 Limitation of Liability. The Trustee will not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this agreement, except to the extent that such loss is attributable to the fraud, negligence, willful misconduct or bad faith on the part of the Trustee.

         10.0     CHANGE OF TRUSTEE.

         10.1 Resignation. The Trustee, or any trustee hereafter appointed, may at any time resign by giving written notice of such resignation to Merilus USA and Merilus Canada specifying the date on which it desires to resign, provided that such notice will never be given less than 60 days before such desired resignation date unless Merilus USA and Merilus Canada otherwise agree and provided further that such resignation will not take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee. On receiving such notice of resignation, Merilus USA and Merilus Canada will promptly appoint a successor trustee by written instrument, in duplicate, one copy of which will be delivered to the resigning trustee and one copy to the successor trustee. Failing acceptance by a successor trustee, a successor trustee may be appointed by an order of the superior court of the province in which Merilus Canada has its registered office on application of one or more of the parties hereto.

         10.2 Removal. The Trustee, or any trustee hereafter appointed, may be removed with or without cause, at any time on 60 days prior notice by written instrument executed by Merilus USA and Merilus Canada, in duplicate, one copy of which will be delivered to the trustee so removed and one copy to the successor trustee; provided that, in connection with such removal, provision is made for a replacement trustee similar to that contemplated in Section 10.1.

         10.3 Successor Trustee. Any successor trustee appointed as provided under this agreement will execute, acknowledge and deliver to Merilus USA and Merilus Canada and to its predecessor trustee an instrument accepting such appointment. Thereon the resignation or removal of the predecessor trustee will become effective and such successor trustee, without any further act, deed or conveyance, will become vested with all the rights, powers, duties and obligations of its predecessor under this agreement, with like effect as if originally named as trustee in this agreement. However, on the written request of Merilus USA and Merilus Canada or of the successor trustee, the trustee ceasing to act will, on payment of any amounts then due it pursuant to the provisions of this agreement, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. On the request of any such successor trustee, Merilus USA, Merilus Canada and such predecessor trustee will execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

         10.4 Notice of Successor Trustee. On acceptance of appointment by a successor trustee as provided herein, Merilus USA and Merilus Canada will cause to be mailed notice of the succession of such trustee hereunder to each Holder specified in a List. If Merilus USA or Merilus Canada will fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor trustee, the successor trustee will cause such notice to be mailed at the expense of Merilus USA and Merilus Canada.

         11.0     Merilus USA SUCCESSORS.

         11.1 Certain Requirements in Respect of Combination, Etc. Merilus USA will not enter into any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other Person or, in the case of a merger, of the continuing corporation resulting therefrom, but may do so if:


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     (a)  such  other  Person  or  continuing   corporation  (the  "Merilus  USA
          Successor"), by operation of law, becomes, without further action, bound by the terms and provisions of this agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction an agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Trustee and in the opinion of legal counsel to the Trustee are necessary or advisable to evidence the assumption by the Merilus USA Successor of liability for all moneys payable and property deliverable hereunder, the covenant of such Merilus USA Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of Merilus USA under this agreement; and

     (b) such transaction will, to the satisfaction of the Trustee and in the opinion of legal counsel to the Trustee, be on such terms which substantially preserve and do not impair in any material respect any of the rights, duties, powers and authorities of the Trustee or of the Holders hereunder.

         11.2 Vesting of Powers in Successor. Whenever the conditions of Section
11.1 hereof have been duly observed and performed,  the Trustee,  if required by
Section 11.1 hereof, the Merilus USA Successor and Merilus Canada will execute and deliver the supplemental agreement provided for in Article 12 hereof, and thereon the Merilus USA Successor will possess and from time to time may exercise each and every right and power of Merilus USA under this agreement in the name of Merilus USA or otherwise and any act or proceeding by any provision of this agreement required to be done or performed by the board of directors of Merilus USA or any officers of Merilus USA may be done and performed with like force and effect by the directors or officers of such Merilus USA Successor.

         11.3 Wholly-owned Subsidiaries Nothing herein will be construed as preventing the amalgamation or merger of any wholly-owned subsidiary of Merilus USA with or into Merilus USA or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of Merilus USA provided that all of the assets of such subsidiary are transferred to Merilus USA or another wholly-owned subsidiary of Merilus USA, and any such transactions are expressly permitted by this Article 11.

         12.0     AMENDMENTS AND SUPPLEMENTAL AGREEMENTS.

         12.1 Amendments, Modifications, Etc. Subject to Sections 12.2 and 12.4, this agreement may not be amended, modified or waived except by an agreement in writing executed by Merilus Canada, Merilus USA and the Trustee and approved by the Holders in accordance with Section 10.2 of the Exchangeable Share Provisions. No amendment to or modification or waiver of any of the provisions of this agreement otherwise permitted hereunder will be effective unless made in writing and signed by all of the parties hereto.

         12.2 Ministerial Amendments.  Notwithstanding the provisions of Section
12.1 hereof, the parties to this agreement may in writing, at any time and from time to time, without the approval of the Holders, amend or modify this agreement for the purposes of:

         (a) adding to the covenants of any or all of the parties hereto for the protection of the Holders hereunder subject to the receipt by the Trustee of an opinion of counsel that the addition of the proposed covenant is not prejudicial to the interests of the holders as a whole or the Trustee;
         (b) making such amendments or modifications not inconsistent with this agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of each of Merilus USA and Merilus Canada and in the opinion of the Trustee and its counsel, having in mind the best interests of the Holders as a whole, it may be expedient to make, provided that such boards of directors and the Trustee and its counsel will be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Holders as a whole; or
         (c) making such changes or corrections which, on the advice of counsel to Merilus Canada, Merilus USA and the Trustee, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error; provided that the

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



                  Trustee and its counsel and the board of directors of each of Merilus Canada and Merilus USA will be of the opinion that such changes or corrections will not be prejudicial to the interests of the Holders as a whole.

         12.3 Meeting to Consider Amendments. Merilus Canada, at the request of Merilus USA, will call a meeting or meetings of the Holders for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings will be called and held in accordance with the by- laws of Merilus Canada, the Exchangeable Share Provisions and all applicable laws.

         12.4 Changes in Capital of Merilus USA and Merilus Canada. At all times after the occurrence of any event effected pursuant to Section 2.7 or Section
2.8 of the Support Agreement, as a result of which either Merilus USA Common Stock or the Exchangeable Shares or both are in any way changed, this agreement will forthwith be amended and modified as necessary in order that it will apply with full force and effect, mutatis mutandis, to all new securities into which Merilus USA Common Stock or the Exchangeable Shares or both are so changed, and the parties hereto will execute and deliver a supplemental agreement giving effect to and evidencing such necessary amendments and modifications.

         12.5 Execution of Supplemental Agreements. From time to time, Merilus Canada (when authorized by a resolution of its Board of Directors), Merilus USA (when authorized by a resolution of its board of directors) and the Trustee may, subject to the provisions of these presents, and they will, when so directed by these presents, execute and deliver by their proper officers, agreements or other instruments supplemental hereto, which thereafter will form part hereof, for any one or more of the following purposes:

         (a) evidencing the succession of any Merilus USA Successors to Merilus USA and the covenants of and obligations assumed by each such Merilus USA Successor in accordance with the provisions of Article 11 and the successor of any successor trustee in accordance with the provisions of Article 10;
         (b) making any additions to, deletions from or alterations of the provisions of this agreement or the Voting Rights, the Exchange Right or the Automatic Exchange Rights which, in the opinion of the Trustee and its counsel, will not be prejudicial to the interests of the Holders as a whole or are in the opinion of counsel to the Trustee necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to Merilus USA, Merilus Canada, the Trustee or this agreement; and
         (c) for any other purposes not inconsistent with the provisions of this agreement, including without limitation to make or evidence any amendment or modification to this agreement as contemplated hereby, provided that, in the opinion of the Trustee and its counsel, the rights of the Trustee and the Holders as a whole will not be prejudiced thereby.

         13.0     TERMINATION

         13.1 Term. The Trust created by this agreement will continue until the earliest to occur of the following events:

         (a)      no outstanding Exchangeable Shares are held by a Holder;
         (b) each of Merilus Canada and Merilus USA elects in writing to terminate the Trust and such termination is approved by the Holders of the Exchangeable Shares in accordance with Section
                  10.1 of the Exchangeable Share Provisions; and
         (c) 21 years after the death of the last survivor of the descendants of His Majesty King George VI of the United Kingdom of Great Britain and Northern Ireland living on the date of the creation of the Trust.


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         13.2 Survival of Agreement. This agreement will survive any termination of the Trust and will continue until there are no Exchangeable Shares outstanding held by a Holder; provided, however, that the provisions of Articles 8 and 9 hereof will survive any such termination of this agreement.

         14.0     GENERAL.

         14.1 Severability. If any provision of this agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this agreement will not in any way be affected or impaired thereby, and the agreement will be carried out as nearly as possible in accordance with its original terms and conditions.

         14.2 Inurement. This agreement will be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Holders.



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         14.3 Notices to Parties. All notices and other  communications  between the parties hereunder will be in writing and will be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for such party as will be specified in like notice):

         (a)      if to Merilus USA, to:

                           Venture Law Corporation
                           688 West Hastings Street, Suite 618
                           Vancouver, BC, V6B 1P1
                           Attention: Alixe B. Cormick
                           Telephone No.: (604) 659-9188
                           Facsimile No.: (604) 659-9178

         (b)      if to Merilus, to:

                           Merilus Technologies Inc.
                           #37, 46165 Yale Road
                           Chilliwack, British Columbia
                           Attn: Dana Epp
                           Telephone No.: (604) 792-0100
                           Facsimile No.: (604) 792-0911

                  and copies to:

                           Sliman, Stander & Company
                           Barristers & Solicitors
                           204-45389 Luckakuck Way
                           Chilliwack, British Columbia V2R 3C7
                           Attn: Bruce Davies
                           Telephone No.: (604) 824-7777
                           Facsimile No.: (604) 824-7770

                  and to:

                           Nexus Venture Capital Lawyers
                           3400 - 666 Burrard Street
                           Vancouver, British Columbia V6C 2X8
                           Attn: Paul Visosky
                           Telephone No.: (604) 639-3131
                           Facsimile No.: (604) 639-2803

                  and to:

                           Ogden Murphy Wallace, P.L.L.C.
                           1601 Fifth Avenue, Suite 2100
                           Seattle, WA 98101
                           Attn: Shea Wilson and Derek Woolston
                           Telephone No.: (206) 447-7000
                           Facsimile No.: (206) 447-0215

         (c)      if to the Trustee to:

                           Interwest Transfer Company, Inc.
                           1981 East Murray Holladay Road, Suite 100
                           Salt Lake City, Utah 84117
                           Attn: Kurtis Hughes
                           Telephone No.: (801) 272-9294

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



                           Facsimile No.: (601) 277-3147

         Any notice or other communication given personally will be deemed to have been given and received on delivery thereof, and if given by telecopy will be deemed to have been given and received on the date of receipt thereof unless such day is not a Business Day in which case it will be deemed to have been given and received on the immediately following Business Day.

         14.4 Notice to Holders. Any and all notices to be given and any documents to be sent to any Holders may be given or sent to the address of such Holder shown on the register of Holders of Exchangeable Shares in any manner permitted by the Exchangeable Share Provisions and will be deemed to be received (if given or sent in such manner) at the time specified in such Exchangeable Share Provisions, the provisions of which Exchangeable Share Provisions will apply mutatis mutandis to notices or documents as aforesaid sent to such Holders.

         14.5 Risk of Payments by Post. Whenever payments are to be made or documents are to be sent to any Holder by the Trustee, by Merilus Canada or by Merilus USA or by such Holder to the Trustee or to Merilus USA or Merilus Canada, the making of such payment or sending of such document sent through the mail will be at the risk of Merilus Canada or Merilus USA, in the case of payments made or documents sent by the Trustee or Merilus Canada or Merilus USA, and the Holder, in the case of payments made or documents sent by the Holder.

         14.6 Counterparts. This agreement may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

         14.7 Jurisdiction. This agreement will be construed and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

         14.8 Attornment. Merilus USA agrees that any action or proceeding arising out of or relating to this agreement may be instituted in the courts of British Columbia, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of such courts in any such action or proceeding, agrees to be bound by any judgment of such courts and agrees not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints Merilus Canada at its registered office in the Province of British Columbia as Merilus USA's attorney for service of process.

         IN WITNESS WHEREOF, the parties hereby have caused this agreement to be duly executed as of the date first above written.


MERILUS, INC.                                  MERILUS TECHNOLOGIES INC.



By:_____________________________               By:_____________________________
Name:__________________________                Name:__________________________
Title:___________________________              Title:___________________________
 INTERWEST TRANSFER COMPANY, INC.



By:_____________________________
Name:__________________________
Title:___________________________


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



                                    EXHIBIT F

                                ESCROW AGREEMENT

This Escrow Agreement (this "Escrow Agreement") is made and entered into as of November ___, 2000 (the "Effective Date") by and among Merilus, Inc., a Nevada corporation ("Merilus USA"); Merilus Technologies, Inc., a British Columbia corporation (the "Merilus Canada"); the persons and entities listed on the Schedule of Stockholders attached to this Escrow Agreement (the "Holders"); and Interwest Transfer Company, Inc., as escrow agent and custodian of the Escrow Fund (as defined below) (the "Escrow Agent").

WHEREAS:

         A. Pursuant to an Agreement and Plan of Reorganization dated as of October ___, 2000 (the "Reorganization Agreement"), among Merilus USA, 613636 British Columbia, Inc., a wholly owned subsidiary of Merilus USA, and Merilus Canada, the parties agreed that on the closing of the transaction contemplated under the Reorganization Agreement, Merilus USA, Merilus Canada and the Holders would execute and deliver an Escrow Agreement containing the terms and conditions set forth in an Exhibit to the Reorganization Agreement together with such other terms and conditions as may be agreed to by the parties to the Reorganization Agreement acting reasonably.

         B. Pursuant to a reorganization of the capital structure of Merilus Canada (the "Reorganization") contemplated in the Reorganization Agreement, Merilus Canada issued certain exchangeable shares (the "Exchangeable Shares") having certain rights, privileges, restrictions and conditions attached (collectively, the "Exchangeable Share Provisions") to the Holders which are convertible into shares of Common Stock of Merilus USA.

         C. The Reorganization Agreement provides that all (100%) (the "Escrow Percentage") of the shares of the Common Stock of Merilus USA received by the Holders in exchange for outstanding Exchangeable Shares issued pursuant to the Reorganization Agreement will be placed in an escrow account immediately when issued on the terms and conditions set forth in this Escrow Agreement (the "Escrow Shares").

         D. Unless otherwise indicated herein, all terms used herein without definition will have the same meaning as set forth in the Reorganization Agreement.

                  NOW THEREFORE, for and in consideration of the foregoing and the mutual covenants and agreements contained in the Reorganization Agreement and in this Escrow Agreement, the parties agree as follows:

1.0      ESTABLISHMENT OF ESCROW ACCOUNT

         1.1 Deposit of Shares. Merilus USA will deposit as soon as practicable on the Holder's behalf with the Escrow Agent stock certificates representing the Escrow Shares issued pursuant to the Reorganization Agreement registered in the name of the Holder and in the relative amounts set forth on Exhibit 1.1 attached (the "Initial Escrow Shares") and an Assignment separate from the stock certificates executed by such Holder. Any shares of Common Stock of Merilus USA that result from any share dividend, reclassification, stock split, subdivision or combination of shares, recapitalization, merger or other events made with respect to any Escrow Shares held in escrow under this Escrow Agreement ("Additional Shares") will be delivered to the Escrow Agent by Merilus USA on behalf of the Holder and will be held by the Escrow Agent in accordance with this Escrow Agreement. Unless otherwise indicated, as used in this Escrow Agreement, the term "Escrow Shares" includes the Initial Escrow Shares and any Additional Shares, and the term "Escrow Fund" will include the Escrow Shares and the Proceeds (as defined below). The Escrow Agent agrees to accept delivery of the Escrow Shares and to hold the Escrow Fund in escrow in accordance with this Escrow Agreement and to release the Escrow Fund out of escrow as provided in this Escrow Agreement.

     1.2 Dividends; Voting and Rights of Ownership. Any cash dividends, dividends payable in property or other distributions of any kind (except for Additional Shares) made in respect of the Escrow Shares will be held

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



by the Escrow Agent pursuant to this agreement. The Holder will have the right to vote the Escrow Shares held in escrow for the account of Holder so long as such Escrow Shares are held in escrow. While the Escrow Shares remain in the Escrow Agent's possession pursuant to this Escrow Agreement, the Holder will retain and will be able to exercise all other incidents of ownership of the Escrow Shares that are not inconsistent with the terms and conditions of this Escrow Agreement. Without limiting the foregoing, following the expiration of the lock-up period required under the "pooling of interests" accounting rules (the "Lock-Up Date"), the Holder may instruct the Escrow Agent to sell the Escrow Shares for cash provided that any and all proceeds (the "Proceeds") from such sale will become part of the Escrow Fund and will be disbursed in accordance with this Escrow Agreement. The Escrow Agent will hold such Proceeds in the Escrow Fund and will invest such Proceeds as hereinafter provided.

         1.3 No Encumbrance. None of the Escrow Fund or any beneficial interest therein may be pledged, sold, assigned or transferred, including by operation of law or by Holder, or may be taken or reached by any legal or equitable process in satisfaction of any debt or other liability of Holder, prior to the delivery of the Escrow Fund by the Escrow Agent or Merilus USA to Holder pursuant to this Escrow Agreement.

         1.4 Power to Transfer Escrow Fund. The Escrow Agent is hereby granted the power to effect any transfer of the Escrow Fund provided for in this Escrow Agreement.

         1.5 Investment of Proceeds. During the term of this Escrow Agreement and following the Lock-Up Date, the Proceeds (if any) will be invested and reinvested by the Escrow Agent (i) in the investment indicated on Schedule 1,
(ii) at the direction,  if any, of the Holder,  in the investments  described in
Schedule 2, or (iii) in such other investments as will be directed in writing by Merilus USA and the Holder and as will be acceptable to the Escrow Agent. All investment orders involving U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which will include affiliates of the Escrow Agent). Periodic statements will be provided to the Holder and Merilus USA reflecting transactions executed on behalf of the Escrow Fund. Merilus USA and Holder, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Proceeds without any additional cost. The Escrow Agent will have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent will have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties to this Escrow Agreement or as a result of any liquidation of any investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Proceeds.

2.0  RESOLUTION OF CLAIMS

         2.1 Indemnification Obligations. The Escrow Fund will serve as the first source, but not the sole source, of payment for the indemnity obligations of the Holder under Article XI of the Reorganization Agreement, which obligations will continue in accordance with Article XI of the Reorganization Agreement. Payment for any amount determined as provided below to be owing to Merilus USA or Merilus Canada under such indemnity obligations under the Reorganization Agreement ("Damages") and any award of attorneys' fees and charges owing to Merilus USA pursuant to Sections 2.3(c)(iv) or 4.3 of this Reorganization Agreement (a "Prevailing Party Award") will be made by the release of all or a portion, as the case may be, of the Escrow Fund to Merilus USA (each such payment, an "Escrow Adjustment"), subject to the limitations set forth in Section 11.02 of the Reorganization Agreement. By the execution of this Escrow Agreement, the Holder agrees to be bound 3 by the indemnification provisions set forth in Article XI of the Reorganization Agreement and confirms that the issuance by Merilus USA of the Escrow Percentage of Merilus USA Stock pursuant to the Reorganization Agreement is subject to this Escrow Agreement. Notwithstanding anything to the contrary herein, Merilus USA will not be entitled to receive payment of any portion of a Prevailing Party Award which is already a part of Damages (i.e., there will be no double payment of legal fees). Any Escrow Adjustments and corresponding release to Merilus USA of the Escrow Fund will be made as of the date or dates specified and the manner provided for in this Escrow Agreement. Each Escrow Adjustment to the Escrow Fund will be made by the release to Merilus USA of a portion of the Escrow Fund having an aggregate value equal to the Damages and any Prevailing Party Award, with the per share value of any Escrow Shares being equal, for all purposes under this Escrow Agreement, to the closing price of such Escrow Shares on the Closing Date (the "Merilus USA Stock Price"). Any such release will be made first through the release of Escrow Shares, if any are then held in the Escrow Fund, and thereafter through the release of Proceeds

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



having an aggregate value equal to the value of the number of Escrow Shares which would otherwise have been so released hereunder in satisfaction of the Holder's indemnification obligation. In lieu of releasing any fractional Escrow Shares, any fraction of a released Escrow Share that would otherwise be released will be rounded to the nearest whole Escrow Share and any amounts released in excess of the Damages as a result of such rounding will be returned to Escrow Fund. In the event of doubt, and notwithstanding any contained in this Section
2.1 to the contrary, Merilus USA, and the Holder agree that the foregoing provisions of this Section 2.1 will be applied and interpreted in a manner consistent with the "pooling of interests" accounting rules.

         2.2 Notice of Claims. Promptly after the receipt by Merilus USA of notice or discovery of any claim, damage, or legal action or proceeding giving rise to indemnification rights under the Reorganization Agreement (a "Claim") Merilus USA will give the Holder written notice of such Claim and will provide a copy of such notice to the Escrow Agent. Each notice of a Claim by Merilus USA (a "Notice of Claim") will be in writing, will be delivered on or before the Release Date (as defined in Section 3.1 below) and will contain a detailed account of the specific facts known to Merilus USA on which the Claim is based, including a description of the specific representation, warranty or covenant in the Reorganization Agreement (if any) which Merilus USA reasonably believes has been breached. The Notice of Claim will specify whether the matter is subject to a third-party claim against Merilus USA or Merilus Canada in a litigation or arbitration or whether the matter concerns disputes regarding a breach of representations and warranties or performance or nonperformance of a party's obligations under the Reorganization Agreement.

         2.3 Resolution of Claims. Any Notice of Claim received by the Holder and the Escrow Agent pursuant to Section 2.2 above will be resolved as follows:

          (a) Uncontested Claims. In the event that the Holder does not contest a Notice of Claim (an "Uncontested Claim") in writing within thirty (30) calendar days, as provided below in Section 2.3(b), Merilus USA may deliver to the Escrow Agent, with a copy to the Holder, a written demand by Merilus USA (a "Merilus USA Demand") stating that a Notice of Claim has been given as required in this Escrow Agreement and that no notice of contest has been received from the Holder during the period specified in this Escrow
               Agreement and further setting forth the proposed Escrow Adjustments to be made in accordance with this Section 2.3(a). Within thirty (30) calendar days after receipt of Merilus USA Demand, the Holder may object in a written notice delivered to Merilus USA and the Escrow Agent to the computations or other administrative matters relating to the proposed Escrow Adjustments (but may not object to the validity or amount of the Claim previously disclosed in the Notice of Claim), whereupon neither the Escrow Agent nor Merilus USA will make any of the Escrow Adjustments until either:

               (i)  Merilus USA and the Holder will have given the Escrow  Agent
                    joint  written   notice  setting  forth  the  agreed  Escrow
                    Adjustments, or

               (ii) the matter is resolved  as  provided in Sections  2.3(b) and
                    2.3(c).

                  Upon satisfaction of the foregoing, the Escrow Agent, as directed in writing by Merilus USA, and Merilus USA will promptly take all steps to implement the final Escrow Adjustments.

          (b) Contested Claims. In the event that the Holder gives written notice to Merilus USA and the Escrow Agent contesting all or a portion of a Notice of Claim (a "Contested Claim") within the 30-day period provided above, matters relating to such Contested Claim that are subject to third party claims against Merilus USA or Merilus Canada in a litigation or arbitration will await the final decision, award or settlement of such litigation or arbitration, while matters relating to such Contested Claim that arise between Merilus USA on the one hand and Merilus Canada and/or the Holder on the other hand, including any disputes regarding breach of representations and warranties or performance or nonperformance of a party's obligations under the Reorganization Agreement ("Arbitrable Claims") will be settled in accordance with Section 2.3(c) below. Any portion of a Notice of Claim that is not contested or is subsequently settled by Merilus USA and the Holder will be resolved as set forth above in Section 2.3(a). If written notice is received by the Escrow Agent that a Notice of Claim is contested by the Holder, then the Escrow Agent will hold hereunder after what would otherwise be the Release Date (as defined in Section 3.1 below), the

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



          number of Escrow Shares specified in the Release Notice or as otherwise provided in Section 3.1, until the earlier of:

          (i) receipt of a settlement agreement executed by Merilus USA and the Holder setting forth a resolution of the Notice of Claim and the Escrow Adjustments;

                    a. receipt of a written notice from Merilus USA (a "Merilus Usa Distribution Notice") attaching a copy of the final award or decision of the arbitrator and setting forth the Escrow Adjustments (Merilus USA will at the same time provide a copy of Merilus USA Distribution Notice to the Holder); or

                    b. receipt of a written notice from the Holder (a "Representative Distribution Notice") attaching a copy of the final award or decision of the arbitrator that no Escrow Adjustments are to be made as a result of such award (the Holder will at the same time provide a copy of the Representative Distribution Notice to Merilus USA). If the earliest of the three events described in the preceding sentence is (i) or (ii), the Escrow Agent will, within twenty (20) calendar days of receipt of the settlement agreement or Merilus USA Distribution Notice, as applicable,

                    (a) release to Merilus USA of that portion of the Escrow Fund specified in the Escrow Adjustments and

                    (b) if the Release Date has occurred, and there are no remaining unresolved Contested Claims, release to the Holder the balance of the Escrow Fund. If the earliest of the three events described above is (iii) and the Release Date has occurred, and there are no remaining unresolved Contested Claims, the Escrow Agent will, within twenty (20) calendar days of receipt of the Representative Distribution Notice, release to the Holder the Retained Escrow (as defined in Section 3.1), provided that if the Release Date has not occurred the Escrow Fund will continue to be held pursuant to the terms of this Escrow Agreement.

                    (c)  Arbitration.

                    (i) Arbitration Rules. Any Arbitrable Claim, and any dispute between the Holder and Merilus USA under this Escrow Agreement, will be submitted to final and binding arbitration before a single arbitrator in San Diego, California in accordance with the commercial arbitration rules of the American Arbitration Association; provided, however, that if the Arbitrable Claim will exceed $1,000,000, the arbitration will be before three arbitrators, two of whom will be lawyers with not less than ten (10) years of corporate or related business experience. Among other matters, such arbitrator(s) will be authorized upon request of either Merilus USA or the Holder determine whether such Arbitrable Claim is of a nature which may be resolved, and appropriate relief afforded, pursuant to arbitration.

                    (ii) Binding Effect. The final decision of the arbitrator will be furnished in writing to the Escrow Agent, the Holder, the Holder and Merilus USA and will constitute a conclusive determination of the issue in question, binding upon the Holder and Merilus USA. The arbitrator 5 will have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding instituted to resolve an Arbitrable Claim. Any judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction over the subject matter.

                    (iii) Compensation of Arbitrator. The arbitrator will be compensated for his or her services, as provided below in
                    Section 2.3(c)(iv), in accordance with the commercial arbitration rules of the American Arbitration Association.

                    (iv) Payment of Costs. The substantially prevailing party in any arbitration will be entitled to an award of attorneys' fees and costs, and all costs of arbitration, including those provided for above, will be paid by the losing party, subject in each case to a determination by the arbitrator as to which party is the substantially prevailing party and the amount of such fees and costs to be allocated to such party and subject to the terms of Section 2.3(c)(iii). Any amounts payable to Merilus USA by or on account of the Holder under this subsection will be reimbursed as if the amount of such awarded fees and expenses were an Uncontested Claim.

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                    (v)  Terms  of   Arbitration.   The  arbitrator   chosen  in
                    accordance with these  provisions will not have the power to
                    alter,   amend  or  otherwise  affect  the  terms  of  these
                    arbitration  provisions  or the  provisions  of this  Escrow
                    Agreement,   the  Reorganization   Agreement  or  any  other
                    documents that are executed in connection therewith.

                    (vi) Exclusive  Remedy.  Arbitration or mediation under this
                    Section 2.3(c) will be the sole and exclusive remedy of the parties for any Arbitrable Claim arising out of this Escrow Agreement.

3.0      RELEASE FROM ESCROW

         3.1 Release of Escrow Fund. The Escrow Fund will be released by the Escrow Agent and Merilus USA as soon as practicable, taking into account the notices to be delivered under this Section 3.1, after the first anniversary of the date of this Escrow Agreement (the "Release Date") Less:

          (a) any of the Escrow Fund delivered to or deliverable to Merilus USA in satisfaction of Uncontested Claims or Contested Claims which have been settled by the parties to this Escrow Agreement, and

          (b) any of the Escrow Fund subject to delivery to Merilus USA in accordance with Section 2.3(b) with respect to any then pending Contested Claims. Within ten (10) of the Escrow Agent's Business Days (as defined in Section 7.4) after the Release Date, Merilus USA and the Holder will deliver to the Escrow Agent a written notice jointly signed (a "Release Notice") setting forth the amount of the Escrow Fund to be released by the Escrow Agent (the "Released Escrow") including the amount of the Escrow Fund to be released to each Holder and the amount of the Escrow Fund to be retained as provided in this Section 3.1 (the "Retained Escrow"). Merilus USA and the Holder will make a good faith effort to agree on a reasonable portion of the Escrow Fund to retain for pending Contested Claims and Prevailing Party Awards and related expenses, which will be an amount reasonably determined by Merilus USA to cover the amount of the Contested Claim or Prevailing Party Award plus related indemnifiable costs, but not to exceed two times the value of the Contested Claim or Prevailing Party Award. Until such agreement is reached, or a determination is made in accordance with Section 2.3(c), the remaining Escrow Fund will be the Retained Escrow. The Released Escrow will be released to the Holder in proportion to their respective interests in the Initial Escrow Shares. In lieu of releasing any fractional Escrow Shares, any fraction of a released Escrow Share that would otherwise be released will be rounded to the nearest whole Escrow Share. Promptly after receipt of the Release Notice, the Escrow Agent will deliver the Escrow Fund in accordance with the Release Notice. The Escrow Agent will not be required to take 6 such action until the Escrow Agent has received the Release Notice executed by Merilus USA and the Holder or, in the event Merilus USA and the Holder fail to execute and deliver a jointly approved Release Notice, a final award or decision which specifies the distribution of the Escrow Fund.

         3.2 Release of Retained Escrow. Upon the resolution of Contested Claims as provided for in Section 2.3(b), the Retained Escrow will be subject to release by the Escrow Agent to Merilus USA and/or to the Holder in accordance with Section 2.3(b), this Section and as otherwise provided for in this Escrow Agreement. The Escrow Agent and Merilus USA will cause the transfer agent to transfer to Merilus USA the number of Escrow Shares to be released to Merilus USA pursuant to Section 2.3(b) and reissue certificates for Escrow Shares that are to be either distributed to the Holder pursuant to Section 3.1 or further retained by the Escrow Agent pending the resolution of Contested Claims and/or Prevailing Party Awards. Any Escrow Fund released from escrow to Merilus USA will be subject to cancellation by Merilus USA without requiring Merilus USA to pay any consideration whatsoever in receipt to Merilus Canada or any of the Holder, except in satisfaction of the Claim.

         3.3 Expenses of Holder. The Holder will be entitled to be reimbursed his reasonable out-of-pocket expenses and the reasonable fees and disbursements of counsel retained by him. Such reimbursements will be treated as an Uncontested Claim on a pro rata basis among the contributors to the Escrow Fund, for all services performed pursuant to the Reorganization Agreement and this Escrow Agreement; provided, however, that payment of any Escrow Adjustment will take priority over payments to the Holder, as provided herein. The Escrow Agent will follow the joint written instructions of the Holder and Merilus USA concerning the release or sale of Escrow Fund

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relating to the  reimbursement of the Holder. If upon termination of this Escrow
Agreement, the Holder will not have received the reimbursements to which he is entitled hereunder, then the Holder will be entitled to reimbursement from the other Holder on a joint and several basis.

4.0      ESCROW AGENT

         4.1 Escrow Agent. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no duties will be implied. The Escrow Agent will have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and will not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent will be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent will have no duty to solicit any payments which may be due it. The Escrow Agent will not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to Merilus USA or Holder. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and will be liable only for the careful selection of any such agent or attorney) and may consult with independent counsel and accountants to be selected and retained by it. The Escrow Agent will not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent will be uncertain as to its duties or rights hereunder or will receive instructions, claims or demands from any party to this Escrow Agreement which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it will be entitled to refrain from taking any action and its sole obligation will be entitled to keep safely all property held in escrow until it will be directed otherwise in writing by all of the other parties to this Escrow Agreement or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the 7 contrary notwithstanding, in no event will the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

         4.2 Succession. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties to this Escrow Agreement specifying a date when such resignation will take effect. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, will be the Escrow Agent under this Escrow Agreement without further act.

         4.3      Fees. Merilus USA and the Holder agree to equally:

         (a) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing will be as described in Schedule 1 attached, and
         (b) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney's fees and expenses, incurred or made by it in
                  connection  with  the  preparation,   execution,  performance,
                  delivery,   modification   and   termination  of  this  Escrow
                  Agreement.

Each party will have a right of contribution against the other party to the extent such party pays more than its 50% share of the expenses set forth in (i) and (ii) of this Section 4.3.

         4.4 Indemnity. Merilus USA and the Holder will jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnitees") from all loss, liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with:


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         (a)      the Escrow  Agent's  execution and  performance of this Escrow
                  Agreement, except in the case of any indemnitee to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnitee, or
         (b) its following any instructions or other directions from Merilus USA or Holder, except to the extent that its following any such instruction or direction is expressly forbidden by the terms of this Escrow Agreement.

The parties to this Escrow Agreement acknowledge that the foregoing indemnities will survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

         4.5 TINS. Merilus USA and Holder each represent that its correct Taxpayer Identification Number ("TIN") assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. All interest or other income earned under the Escrow Agreement will be allocated to Holder in proportion to Holder's interest in the Escrow Fund and reported by the Holder to the Internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Escrow Agent will report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the event that any earnings remain undistributed at the end of any calendar year, Escrow Agent will report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by Merilus USA and the Holder. In addition, Escrow Agent will withhold any taxes it deems appropriate and will remit such taxes to the appropriate authorities.

5.0      TERMINATION; DEFICIENCY CLAIMS

                  This Escrow Agreement and the escrow created hereby will terminate following Escrow Agent's delivery, and the Holder's and Merilus USA's release of all remaining Escrow Fund to the Holder and/or Merilus USA pursuant to Sections 2 or 3. In the event that upon the termination of this Escrow Agreement, the value of the Escrow Fund released to Merilus USA pursuant to the provisions of this Escrow Agreement is insufficient to pay in full to Merilus USA the total amount of the Damages and Prevailing Party Awards to which it is entitled, then Merilus USA will be entitled to pursue its remedies for any such deficiency under the Reorganization Agreement; provided, however, that no party to this Escrow Agreement in connection with any such action may contest any Uncontested Claim or any Contested Claim that has been resolved in accordance with the provisions of this Escrow Agreement.

6.       MISCELLANEOUS PROVISIONS

         6.1 Parties in Interest. This Escrow Agreement is not intended, nor will it be construed, to confer any enforceable rights on any Person not a party to this Escrow Agreement. All of the terms and provisions of this Escrow Agreement will be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties to this Escrow Agreement.

         6.2 Attorneys' Fees. In the event of any action to enforce any provision of this Escrow Agreement by Merilus USA or the Holder, or on account of any default under or breach of this Escrow Agreement by Merilus USA or the Holder, the substantially prevailing party in such action will be entitled to recover, in addition to all other relief, from the other party all attorneys' fees incurred by the substantially prevailing party in connection with such action (including, but not limited to, any appeal); provided, however that any such fees will not be duplicative of attorneys fees and expenses payable under
Section 2.3(c)(iv).

     6.3 Entire Agreement. This Escrow Agreement constitutes the final and entire agreement among the parties with respect to the subject matter of this Escrow Agreement and supersedes all prior arrangements or understandings.

     6.4 Form of Communication. All communications hereunder will be in writing and will be deemed to be duly given and received:

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



          (a)  upon  delivery  if  delivered   personally   or  upon   confirmed
               transmittal if by facsimile;

          (b) on the next Business Day (as hereinafter defined) if sent by overnight courier; or

          (c) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party to this Escrow Agreement may have furnished to the other parties in writing by registered mail, return receipt requested.

Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 6.4, such communications will be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent, in its sole discretion, will determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" will mean any day other than a Saturday, 9 Sunday or any other day on which the Escrow Agent located at the notice address set forth on Schedule 1 is authorized or required by law or executive order to remain closed.

         6.5  Security   Procedures.   In  the  event   Escrow  Share   transfer
instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 attached ("Schedule 2"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary any Escrow Share transfer may rely solely upon any account numbers or similar identifying numbers provided by Merilus USA or Holder to identify such beneficiary. The Escrow Agent may apply any of the Escrow Fund for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

         6.6 Severability. If any term or provision of this Escrow Agreement or the application as to any Person or circumstance will to any extent be invalid or unenforceable, the remaining terms and provisions of this Escrow Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable will not be affected thereby and each term and provision of this Escrow Agreement will be valid and enforceable to the fullest extent permitted by law.

         6.7 Counterparts. This Escrow Agreement may be executed in two or more partially or fully executed counterparts, each of which will be deemed an original and will bind the signatory, but all of which together will constitute but one and the same instrument. The execution and delivery of a Signature Page to Escrow Agreement in the form annexed to this Escrow Agreement by any party to this Escrow Agreement who will have been furnished the final form of this Escrow Agreement will constitute the execution and delivery of this Escrow Agreement by such party.

         6.8 Headings. The headings of the various sections of this Escrow Agreement have been inserted for convenience of reference only and will not be deemed to be a part of this Escrow Agreement.

         6.9 Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties to this Escrow Agreement. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement will be governed by and construed under the laws of the State of Nevada, except the rights, duties and obligations of the Escrow Agent will be governed by the laws of the State of Utah. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control.



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         IN  WITNESS  WHEREOF,  the  parties  have  duly  executed  this  Escrow
Agreement as of the day and year set forth on Schedule 1.



MERILUS, INC.



By:_____________________________
Name:__________________________
Title:___________________________

MERILUS TECHNOLOGIES INC.



By:_____________________________
Name:__________________________
Title:___________________________


INTERWEST TRANSFER COMPANY, INC.



By:_____________________________
Name:__________________________
Title:___________________________